Dreyfus Variable
Investment Fund,
Growth and Income
Portfolio

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Securities Sold Short

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                    Growth and Income Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Variable Investment Fund, Growth and Income Portfolio, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Douglas D. Ramos, CFA.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal
Reserve   Board's  aggressive  easing  of  monetary  policy  produced  a  2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

In our view, the implications of this economic scenario may be positive for the stock market. Better economic times generally tend to lead to increased sales and profits for many companies, especially those that are sensitive to changes in the economic cycle. A stronger economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies whose valuations dropped during the recent economic downturn.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Variable Investment Fund, Growth and Income Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2001, the portfolio's total return was -0.16% for its Initial shares and -0.29% for its Service shares.(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the portfolio's benchmark, was -6.69%.(2)

We attribute the portfolio' s better returns than the S&P 500 Index largely because of investment decisions in several key industry groups, including technology, consumer cyclicals and consumer staples. Stock selections in these areas enabled the portfolio largely to offset the effects of what was a negative market environment for most equities.

What is the portfolio's investment approach?

The portfolio employs a "bottom-up" approach, focusing primarily on low- and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase. We use fundamental analysis to create a broadly diversified, value-tilted portfolio, typically with a weighted average price-to-earnings ratio less than, and long-term projected earnings growth rate greater than, those of the S& P 500 Index.

We typically measure a stock' s relative value by looking at its price in relation to the company's business prospects and intrinsic worth, as measured by a wide range of financial and business data. In examining each company's fundamentals, together with economic and industry trends, we typically look for factors that could trigger a rise in a stock's price, such as new competitive opportunities or internal operational improvements. The result of our approach during the reporting period was a portfolio containing stocks from a variety of different market sectors and industries.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

U.S. economic performance slowed throughout the period, forcing a wide range of companies to post lower than expected earnings and to warn of future disappointments. Hardest hit were growth stocks, particularly in the technology area. However, the portfolio' s investment philosophy guided us away from the most highly valued stocks in that area. Within technology, we focused on a diverse group of companies that we believed were well positioned in their industries and reasonably priced relative to their growth rates. Above-average performers included software providers such as Microsoft and Computer Associates International; semiconductor-related companies such as KLA-Tencor and Amkor Technology; computer hardware makers such as International Business Machines;
and    networking    companies    such    as    Cabletron    Systems.

The portfolio also benefited from the performance of its consumer holdings, which were supported by strong levels of consumer spending and falling interest rates. Cendant, a broadly diversified global provider of consumer services, was one of the portfolio's largest holdings and its biggest winner in the area. The company's restructuring efforts helped it to exceed earnings expectations during the period. The portfolio also scored successes in the consumer staples area, where it focused on broadcasting and cable companies such as USA Networks; entertainment companies such as AOL Time Warner; and tobacco companies such as Philip Morris Cos.

Gains in the areas mentioned above were balanced by losses in a variety of other industry groups. Holdings in the health care sector hindered the portfolio's overall performance while holdings in the energy sector were undermined by declining oil and gas prices. Performance relative to the benchmark also suffered slightly in financials and transportation due to disappointments in a few individual stocks.


What is the portfolio's current strategy?

As of the end of the period, the portfolio held a slightly greater percentage of technology, energy and financial stocks than the benchmark, and a slightly lower percentage of capital goods, communications services, health care and utilities stocks. We believe recent interest-rate cuts by the Federal Reserve Board have set the stage for future economic recovery, creating a more favorable environment for cyclical and growth-oriented stocks than for traditional defensive areas. We continue to watch economic developments closely, looking for evidence of improving fundamentals in an effort to take advantage of what we view as attractive prices for stocks in desirable companies that meet our disciplined investment criteria.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)



COMMON STOCKS--99.4%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--2.0%

CDW Computer Centers                                                                             10,600  (a)             420,926

Lamar Advertising                                                                                35,200  (a)           1,548,800

McGraw-Hill Cos.                                                                                 99,600                6,588,540

                                                                                                                       8,558,266

CONSUMER NON--DURABLES--5.2%

Coca-Cola Enterprises                                                                           146,700                2,398,545

Intimate Brands                                                                                  92,000                1,386,440

Kimberly-Clark                                                                                   23,000                1,285,700

Kraft Foods, Cl. A                                                                              211,700                6,562,700

Philip Morris Cos.                                                                               93,000                4,719,750

Procter & Gamble                                                                                 43,000                2,743,400

UST                                                                                             116,000                3,347,760

                                                                                                                      22,444,295

CONSUMER SERVICES--4.5%

Cablevision Systems, Cl. A                                                                       31,000  (a)           1,813,500

Carnival                                                                                         99,000                3,039,300

Clear Channel Communications                                                                     56,080  (a)           3,516,216

EchoStar Communications, Cl. A                                                                   66,500  (a)           2,155,930

USA Networks                                                                                    117,000  (a)           3,298,230

Viacom, Cl. B                                                                                   113,096  (a)           5,852,718

                                                                                                                      19,675,894

ELECTRONIC TECHNOLOGY--16.6%

Altera                                                                                           61,000  (a)           1,769,000

American Tower, Cl. A                                                                           236,100  (a)           4,880,187

Amkor Technology                                                                                119,000  (a)           2,629,900

Analog Devices                                                                                   41,000  (a)           1,773,250

Applied Materials                                                                                35,000  (a)           1,718,500

Cabletron Systems                                                                                90,300  (a)           2,063,355

Compaq Computer                                                                                 185,000                2,865,650

Dell Computer                                                                                    99,000  (a)           2,588,850

Gateway                                                                                         107,500  (a)           1,768,375

General Dynamics                                                                                 29,000                2,256,490

Hewlett-Packard                                                                                  69,000                1,973,400

Intel                                                                                           255,800                7,482,150

International Business Machines                                                                  90,000                10,170,000

Jabil Circuit                                                                                    80,000  (a)           2,468,800

KLA-Tencor                                                                                       42,000  (a)           2,455,740

Lam Research                                                                                     51,000  (a)           1,512,150


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

LSI Logic                                                                                       113,300  (a)           2,130,040

Micron Technology                                                                               100,000  (a)           4,110,000

Motorola                                                                                        123,000                2,036,880

National Semiconductor                                                                           54,800  (a)           1,595,776

Novellus Systems                                                                                 49,000  (a)           2,782,710

Raytheon                                                                                         65,000                1,725,750

Scientific-Atlanta                                                                               21,000                  852,600

Teradyne                                                                                         69,000  (a)           2,283,900

Texas Instruments                                                                                67,000                2,110,500

United Technologies                                                                              24,200                1,772,892

                                                                                                                      71,776,845

ENERGY MINERALS--6.9%

Anadarko Petroleum                                                                              106,000                5,727,180

Conoco, Cl. A                                                                                    66,000                1,861,200

Exxon Mobil                                                                                     105,223                9,191,229

Ocean Energy                                                                                    141,000                2,460,450

Royal Dutch Petroleum, ADR                                                                       57,000                3,321,390

Santa Fe International                                                                           76,000                2,204,000

Texaco                                                                                           51,200                3,409,920

XTO Energy                                                                                      118,500                1,700,475

                                                                                                                      29,875,844

FINANCE--20.9%

Allstate                                                                                         83,000                3,651,170

American Express                                                                                 54,700                2,122,360

American General                                                                                 74,200                3,446,590

American International Group                                                                     90,930                7,819,980

Bank of America                                                                                  48,900                2,935,467

Bank of New York                                                                                 81,000                3,888,000

Citigroup                                                                                       297,535               15,721,749

Federal Home Loan Mortgage                                                                       90,600                6,342,000

Federal National Mortgage Association                                                            68,400                5,824,260

FleetBoston Financial                                                                            82,588                3,258,097

Goldman Sachs Group                                                                              23,000                1,973,400

Hartford Financial Services Group                                                                29,000                1,983,600

Household International                                                                          52,700                3,515,090

Instinet Group                                                                                   25,100  (a)             467,864

John Hancock Financial Services                                                                 107,700                4,336,002

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

J.P. Morgan Chase & Co.                                                                          99,600                4,442,160

MBNA                                                                                             45,000                1,482,750

Mercury General                                                                                  25,000                  874,250

Morgan Stanley Dean Witter & Co.                                                                 93,200                5,986,236

RenaissanceRe Holdings                                                                           21,000                1,556,100

Washington Mutual                                                                                66,000                2,478,300

Wells Fargo                                                                                     131,000                6,082,330

                                                                                                                      90,187,755

HEALTH SERVICES--2.3%

HCA-Healthcare                                                                                   94,100                4,252,379

Healthsouth                                                                                     280,700                4,482,779

Wellpoint Health Networks                                                                        13,600  (a)           1,281,664

                                                                                                                      10,016,822

HEALTH TECHNOLOGY--8.6%

Abbott Laboratories                                                                              63,000                3,024,630

American Home Products                                                                           81,000                4,733,640

Baxter International                                                                             52,000                2,548,000

Bristol-Myers Squibb                                                                            106,000                5,543,800

Johnson & Johnson                                                                               105,000                5,250,000

Merck & Co.                                                                                     100,000                6,391,000

Pfizer                                                                                          150,500                6,027,525

Pharmacia                                                                                        45,304                2,081,719

Teva Pharmaceutical Industries, ADR                                                              27,000                1,682,100

                                                                                                                      37,282,414

INDUSTRIAL SERVICES--.7%

Schlumberger                                                                                     56,500                2,974,725

NON-ENERGY MINERALS--.5%

Alcoa                                                                                            57,000                2,245,800

PROCESS INDUSTRIES--2.1%

Dow Chemical                                                                                     46,000                1,529,500

International Paper                                                                              71,000                2,534,700

Monsanto                                                                                        139,800                5,172,600

                                                                                                                       9,236,800

PRODUCER MANUFACTURING--6.2%

Emerson Electric                                                                                 19,000                1,149,500

General Electric                                                                                316,000               15,405,000

Masco                                                                                           140,300                3,501,888


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)

Tyco International                                                                              127,400                6,943,300

                                                                                                                      26,999,688

RETAIL TRADE--4.2%

Gap                                                                                              42,000                1,218,000

Lowe's Cos.                                                                                      37,200                2,698,860

May Department Stores                                                                            63,900                2,189,214

TJX Cos.                                                                                        174,800                5,570,876

Target                                                                                          136,000                4,705,600

Tiffany & Co.                                                                                    47,000                1,702,340

                                                                                                                      18,084,890

TECHNOLOGY SERVICES--10.9%

AOL Time Warner                                                                                 121,800  (a)           6,455,400

Adobe Systems                                                                                    33,000                1,551,000

Avaya                                                                                            98,016  (a)           1,342,819

Charter Communications, Cl. A                                                                   221,100  (a)           5,162,685

Computer Associates International                                                               144,400                5,198,400

Computer Sciences                                                                                66,200  (a)           2,290,520

Electronic Data Systems                                                                          98,500                6,156,250

LifePoint Hospitals                                                                              27,000  (a)           1,195,560

Microsoft                                                                                       203,000  (a)          14,819,000

Sungard Data Systems                                                                             96,000  (a)           2,880,960

                                                                                                                      47,052,594

TRANSPORTATION--.8%

Norfolk Southern                                                                                 32,500                  672,750

Southwest Airlines                                                                              149,000                2,755,010

                                                                                                                       3,427,760

UTILITIES--7.0%

AT&T                                                                                             64,500                1,419,000

AT&T--Liberty Media, Cl. A                                                                      187,000  (a)           3,270,630

Allegheny Energy                                                                                 27,300                1,317,225

Aquila                                                                                           19,200  (a)             473,280

BellSouth                                                                                        56,000                2,255,120

Duke Energy                                                                                     115,000                4,486,150

Exelon                                                                                           41,000                2,628,920

NEXTEL Communications, Cl. A                                                                    114,000  (a)           1,995,000

Reliant Resources                                                                                 9,300                  229,710

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

SBC Communications                                                                              107,000                4,286,420

TXU                                                                                              53,400                2,573,346

Verizon Communications                                                                           71,720                3,837,020

Williams Communications Group                                                                    45,478  (a)             134,160

WorldCom                                                                                         88,000  (a)           1,249,600

                                                                                                                      30,155,581

TOTAL COMMON STOCKS

   (cost $371,114,871)                                                                                               429,995,973
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--.9%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   3.69%, 7/26/2001                                                                             400,000  (b)             399,120

   3.46%, 8/9/2001                                                                              707,000  (b)             704,476

   3.46%, 8/16/2001                                                                             423,000                  421,168

   3.53%, 8/30/2001                                                                             292,000                  290,324

   3.45%, 9/6/2001                                                                              622,000  (b)             617,926

   3.38%, 9/13/2001                                                                           1,340,000                1,330,406

TOTAL SHORT-TERM INVESTMENTS

   (cost $3,763,434)                                                                                                   3,763,420
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $374,878,305)                                                            100.3%              433,759,393

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.3%)              (1,211,779)

NET ASSETS                                                                                       100.0%              432,547,614

(A) NON-INCOME PRODUCING.

(B) PARTIALLY HELD BY BROKERS AS COLLATERAL FOR OPEN SHORT POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF SECURITIES SOLD SHORT

June 30, 2001 (Unaudited)

COMMON STOCKS                                           Shares        Value ($)
--------------------------------------------------------------------------------

Electronic Data Systems                                 28,000       1,750,000

Sunguard Data                                           48,000       1,440,480

TOTAL SECURITIES SOLD SHORT (proceeds $3,129,528)                    3,190,480

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           374,878,305   433,759,393

Cash                                                                  3,211,252

Receivable from brokers for proceeds on securities sold short         3,129,528

Receivable for investment securities sold                             2,720,667

Dividends receivable                                                    261,518

Receivable for shares of Beneficial Interest subscribed                  11,139

Prepaid expenses                                                         12,637

                                                                    443,106,134
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           274,212

Payable for investment securities purchased                           7,022,512

Securities sold short, at value (proceeds $3,129,528)
  --See Statement of Securities Sold Short                            3,190,480

Payable for shares of Beneficial Interest redeemed                       33,325

Accrued expenses                                                         37,991

                                                                     10,558,520
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      432,547,614
--------------------------------------------------------------------------------

COMPOSITION NET ASSETS ($):

Paid-in capital                                                     372,586,956

Accumulated undistributed investment income--net                        404,211

Accumulated net realized gain (loss) on investments                     736,311

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4(b)                           58,820,136
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      432,547,614

NET ASSET VALUE PER SHARE

                                                Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        426,845,833     5,701,781

Shares Outstanding                                     18,469,931       246,942
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               23.11         23.09

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $7,690 foreign taxes withheld at source)      2,352,051

Interest                                                               288,321

TOTAL INCOME                                                         2,640,372

EXPENSES:

Investment advisory fee--Note 3(a)                                   1,609,409

Prospectus and shareholders' reports                                    32,985

Professional fees                                                       23,946

Trustees' fees and expenses--Note 3(c)                                  20,008

Custodian fees--Note 3(b)                                               19,685

Shareholder servicing costs--Note 3(b)                                   2,815

Distribution fees--Note 3(b)                                             2,669

Loan commitment fees--Note 2                                             2,607

Registration fees                                                        1,407

Miscellaneous                                                            2,016

TOTAL EXPENSES                                                       1,717,547

Less--waiver of fees due to undertaking--Note 3(a)                     (1,957)

NET EXPENSES                                                         1,715,590

INVESTMENT INCOME--NET                                                 924,782
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                  3,081,113

  Short sale transactions                                              151,969

Net realized gain (loss) on financial futures                       (1,180,396)

NET REALIZED GAIN (LOSS)                                             2,052,686

Net unrealized appreciation (depreciation) on investments and securities sold short (including $427,054 net unrealized appreciation on
  financial futures)                                                (4,543,675)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (2,490,989)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (1,566,207)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001        Year Ended (a)
                                               (Unaudited)  December 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            924,782            2,569,985

Net realized gain (loss) on investments         2,052,686           21,141,371

Net unrealized appreciation (depreciation)
   on investments                              (4,543,675)         (41,493,217)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (1,566,207)         (17,781,861)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                  (938,090)          (2,663,912)

Service shares                                    (5,490)                 --

Net realized gain on investments:

Initial shares                                (4,770,553)         (15,853,988)

Service shares                                   (20,535)                 --

TOTAL DIVIDENDS                               (5,734,668)         (18,517,900)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 27,392,698          74,095,896

Service shares                                  6,029,643                 500

Dividends reinvested:

Initial shares                                  5,708,643          18,517,900

Service shares                                     26,025                --

Cost of shares redeemed:

Initial shares                                (36,305,348)        (80,299,272)

Service shares                                   (410,867)              --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             2,440,877          12,315,024

TOTAL INCREASE (DECREASE) IN NET ASSETS        (4,859,998)        (23,984,737)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           437,407,612          461,392,349

END OF PERIOD                                 432,547,614          437,407,612

Undistributed investment income--net              404,211              423,009


                                         Six Months Ended
                                            June 30, 2001          Year Ended
                                               (Unaudited) December 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     1,169,512           2,928,555

Shares issued for dividends reinvested            263,161             788,711

Shares redeemed                                (1,592,312)         (3,192,770)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (159,639)            524,496
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       263,213                  21

Shares issued for dividends reinvested              1,196                  --

Shares redeemed                                   (17,488)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     246,921                  21

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                          Six Months Ended
                                             June 30, 2001                                 Year Ended December 31,
                                                                    ----------------------------------------------------------------
INITIAL SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               23.48         25.48         22.63         20.78          19.55         18.33

Investment Operations:

Investment income--net                                 .05(a)        .14(a)        .16(a)        .21            .28           .36

Net realized and unrealized gain
   (loss) on investments                              (.11)        (1.10)         3.64          2.23           2.79          3.43

Total from Investment Operations                      (.06)        (1.10)         3.80          2.44           3.07          3.79

Distributions:

Dividends from investment
   income--net                                        (.05)         (.15)         (.15)         (.20)          (.28)         (.35)

Dividends from net realized gain
   on investments                                     (.26)         (.89)         (.70)         (.39)         (1.56)        (2.22)

Dividends in excess of net
   realized gain on investments                         --            --          (.10)           --             --            --

Total Distributions                                   (.31)        (1.04)         (.95)         (.59)         (1.84)        (2.57)

Net asset value, end of period                       23.11         23.48         25.48         22.63          20.78         19.55
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      (.16(b))     (3.78)        16.88         11.81          16.21         20.75
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .40(b)        .78           .79           .78            .80           .83

Ratio of net investment income
   to average net assets                               .21(b)        .56           .67          1.00           1.37          1.96

Portfolio Turnover Rate                              21.41(b)      60.90         96.26        126.18         180.73        237.44
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                        426,846      437,407       461,392       430,702        369,832       225,935

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                             Six Months Ended
                                                June 30, 2001  Period Ended
SERVICE SHARES                                    (Unaudited)  December 31,
                                                                     2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    23.48              23.48

Investment Operations:

Investment income--net                                    .01(b)            --

Net realized and unrealized gain (loss)
   on investments                                        (.10)              --

Total from Investment Operations                         (.09)              --

Distributions:

Dividends from investment income--net                    (.04)              --

Dividends from net realized gain on investments          (.26)              --

Total Distributions                                      (.30)              --

Net asset value, end of period                          23.09              23.48
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                         (.29)(c)           --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   .49(c)            --

Ratio of net investment income
   to average net assets                                  .05(c)            --

Decrease reflected in above expense ratios
   due to undertaking by
   The Dreyfus Corporation                                .09(c)            --

Portfolio Turnover Rate                                 21.41(c)           60.90
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   5,702                  1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company, currently offering twelve series, including the Growth and Income Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a non-diversified series. The portfolio's investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the portfolios' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits of $1,205 during the period ended June 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d)  Dividends  to shareholders: Dividends are recorded on the ex-dividend date.
The portfolio declares and pays dividends from investment income-net on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolios' average daily net assets and is payable monthly.

Dreyfus has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended June 30, 2001, Dreyfus waived receipt fees of $1,957, pursuant to the undertaking.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan

                                                                   The Portfolio


NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

are payable without regard to actual expenses incurred. During the period ended June 30, 2001, the Service shares were charged $2,669 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $151 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $19,685 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) During the period ended June 30, 2001, the portfolio incurred total brokerage commissions of $237,452, of which $20,320 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.


NOTE 4--Securities Transactions:

(a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended June 30, 2001:


                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                       110,111,526           90,659,207

Short sale transactions                   3,535,611            4,441,772

     TOTAL                              113,647,137           95,100,979

The portfolio is engaged in short-selling which obligates the portfolio to replace the security borrowed by purchasing the security at current market value. The portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio would realize a gain if the price of the security declines between those dates. Until the portfolio replaces the borrowed security, the portfolio will maintain daily, a segregated account with a broker and custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at June 30, 2001, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the
contract at the close of each   day's trading.
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 2001, there were no financial futures contracts outstanding.

(b) At June 30, 2001, accumulated net unrealized appreciation on investments and
securities   sold   short  was  $58,820,136,  consisting  of  $78,801,618  gross unrealized appreciation and $19,981,482 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                      For More Information

                        Dreyfus Variable Investment Fund, Growth and Income Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  108SA0601



================================================================================


Dreyfus Variable
Investment Fund,
International
Equity Portfolio

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,
                                                 International Equity Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Variable Investment Fund, International Equity Portfolio, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Douglas A. Loeffler, CFA.

While the first half of 2001 was difficult for the U.S. economy, weakness in many international economies was not as severe. What's more, we have recently seen signs that economic improvement in the U.S. may be in sight, which could lead to better conditions in Europe as well. The Federal Reserve Board's aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the U.S. economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth in the U.S., as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth in the U.S. later this year, and in Europe soon thereafter. Japan's economy remains mired in recession, however, despite the recent election of a reform-minded prime minister.

In our view, the implications of this economic scenario may be positive for certain sectors of the international stock markets, especially for global companies that rely on exports to the United States. A stronger global economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies that were severely punished during the recent downturn.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

Douglas A. Loeffler, CFA, Portfolio Manager

How did Dreyfus Variable Investment Fund, International Equity Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2001, the portfolio produced a total return of -20.44% for Initial shares and -20.64% for Service shares.(1) This compares with a -14.87% total return produced by the portfolio's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, for the same period.(2)

We attribute much of the portfolio's overall weak relative performance to a continued shift in investor preference away from the growth-oriented stocks in which the portfolio invests. While growth stocks showed some recovery during April and May, they remained out of favor for most of the reporting period.

What is the portfolio's investment approach?

The portfolio focuses on individual stock selection. We do not attempt to predict interest rates or market movements, nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find what we believe are well-managed, well-positioned companies, wherever they may be.

Starting with roughly 1,000 of the largest companies outside the United States, we perform rigorous stock-by-stock analyses. Our goal is to identify companies that we believe have achieved and can sustain growth through a dominant brand name, growing market share, high barriers to entry or untapped market opportunities. In our view, these factors are the marks of companies whose growth, in both revenues and earnings, will exceed that of global industry peers as well as that of their local markets.

The portfolio will typically hold 60-90 stocks, broadly invested across countries and industries, representing what we believe to be the best growth investment ideas in the world. We generally sell a
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

stock when it reaches its target price or when we determine that circumstances have changed and it will most likely not reach the previously set target sale price.

What other factors influenced the portfolio's performance?

Portfolio performance was negatively affected by a global economic slowdown. Market sentiment remained pessimistic throughout the period, especially for growth stocks. Generally, growth stocks have higher valuations than value stocks, and valuations are dependent on strong levels of investor confidence in a company' s ability to sustain sales and earnings growth. When sales and earnings momentum falters, confidence is lost, and stock prices decline

Weakness in the United States economy coupled with a global slowdown in corporate earnings growth led to poor performance in overseas markets. Earnings were particularly disappointing in the telecommunications and technology areas, where the portfolio held much of its investments. Concerns about these areas focused on the fact that companies held too much inventory and had invested too heavily in new plants and manufacturing equipment -- problems that investors believed could create pressure on earnings. A broad range of other
business-related   industries   encountered   difficulties  as  well,  including
consulting    firms,    airlines    and   replacement   parts   manufacturers.

A general slowdown in international economies and markets also contributed to weak portfolio performance. For example, the Japanese economy showed few signs of emerging from its decade-long recession. The European markets faced two significant problems: lower corporate earnings, which drove stock prices down, and higher energy prices that made central bankers slow to reduce interest rates. What' s more, since we do not hedge currency exposure in this portfolio, the strength of the U.S. dollar relative to other major currencies further eroded the value of the portfolio's overseas investments.


What is the portfolio's current strategy?

While we remain optimistic about the long-term prospects of international growth stocks, we made some slight adjustments to the portfolio to shield it against any near-term market weakness. For example, we continued to trim investments in telecommunications and technology and are currently focusing more on companies that have strong market positions and provide cost savings for other firms.

We intensified our effort to uncover stocks of well-managed companies that have strong market shares and are reasonably valued. Accordingly, we added to investments in companies with dependable cash flows, such as energy producers and manufacturers of consumer products. In addition, we identified and invested in companies in the automotive and health care industries, a move that added more balance to our portfolio.

Finally, we continue to maintain a geographic balance. The portfolio's largest single country exposure is Japan, where growth stocks continue to sell at reasonable valuations. In Europe, we've focused on producers of consumer goods, as well as companies positioned to take advantage of industry consolidations. We selectively increased the fund' s emerging markets exposure, most notably in Asia, where we believe many growth stocks are reasonably priced.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                        The Portfolio


STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)

COMMON STOCKS--97.2%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL--2.6%

Companhia de Bebidas das Americas, ADR                                                           16,900                  391,424

Embraer-Empresa Brasileira de Aeronautica, ADR                                                   22,650                  884,483

                                                                                                                       1,275,907

CANADA-- 4.0%

Alcan                                                                                            11,625                  488,482

Ballard Power Systems                                                                             5,600  (a)             260,736

Celestica                                                                                         9,625  (a)             495,012

Talisman Energy                                                                                  19,250                  734,757

                                                                                                                       1,978,987

DENMARK-- 4.1%

ISS                                                                                              15,625  (a)             915,875

Novo Nordisk, Cl. B                                                                              14,825                  656,376

Vestas Wind Systems                                                                              10,225                  477,151

                                                                                                                       2,049,402

FINLAND--2.4%

Nokia, ADR                                                                                       53,300                1,174,732

FRANCE--14.0%

Accor                                                                                            15,125                  640,130

Alstom                                                                                            8,700                  242,714

Altran Technologies                                                                              19,050                  889,540

Aventis                                                                                           9,925                  794,602

Bouygues                                                                                          8,050                  272,831

Business Objects                                                                                 21,012  (a)             503,065

Compagnie Francaise d'Etudes et de Construction                                                   2,525                  321,559

JC Decaux                                                                                        35,500                  476,204

PSA Peugeot Citroen                                                                               1,250                  340,343

Thomson Multimedia                                                                               16,000  (a)             516,192

TotalFinaElf                                                                                      5,800                  814,463

Vinci                                                                                             5,100                  325,825

Vivendi Environnement                                                                            19,575                  826,139

                                                                                                                       6,963,607

GERMANY--3.4%

Allianz                                                                                           2,300                  677,001

Deutsche Boerse                                                                                  20,250                  713,478

SAP, ADR                                                                                          9,275                  325,460

                                                                                                                       1,715,939



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HONG KONG--3.2%

CNOOC                                                                                           573,000                  543,622

China Unicom, ADR                                                                                58,800                1,040,760

                                                                                                                       1,584,382

INDIA-- .6%

Infosys Technologies, ADR                                                                         4,500                  292,500

ISRAEL--1.1%

Check Point Software Technologies                                                                11,312  (a)             573,543

ITALY--3.2%

Saipem                                                                                          144,775                  796,237

San Paolo-IMI                                                                                    63,075                  817,612

                                                                                                                       1,613,849

JAPAN--16.0%

Ajinomoto                                                                                        56,000                  600,697

FAST RETAILING                                                                                    3,300                  574,097

HONDA MOTOR                                                                                      19,000                  834,730

HOYA                                                                                              7,500                  475,007

ITO EN                                                                                            5,500                  347,457

KONAMI                                                                                            9,000                  410,550

Mitsubishi Electric                                                                              90,000                  445,905

NEC                                                                                              33,000                  445,785

NTT DoCoMo                                                                                           40                  695,875

Nikko Securities                                                                                 56,000                  448,503

Nippon COMSYS                                                                                    26,000                  352,267

PIONEER                                                                                          29,000                  881,148

TAKEFUJI                                                                                          8,100                  735,744

Takeda Chemical Industries                                                                       16,000                  743,977

                                                                                                                       7,991,742

LUXEMBOURG--1.8%

Societe Europeenne des Satellites                                                                 6,925                  906,886

MEXICO--.8%

Cemex, ADR                                                                                       15,250                  404,125

NETHERLANDS--5.9%

ASML, ADR                                                                                        11,075  (a)             246,419

Heineken                                                                                         18,281                  739,245

ING                                                                                               8,900                  583,331

STMicroelectronics                                                                                7,900                  274,991

TNT Post                                                                                         31,300                  655,042

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS (CONTINUED)

VNU                                                                                              12,825                  435,537

                                                                                                                       2,934,565

PORTUGAL--1.5%

Brisa-Auto Estradas de Portugal                                                                  86,250                  732,263

SINGAPORE--1.2%

Flextronics International                                                                        22,500  (a)             587,475

SOUTH KOREA--3.9%

Hyundai Motor                                                                                    33,380                  726,378

Korea Telecom, ADR                                                                               59,200                1,195,840

                                                                                                                       1,922,218

SPAIN--3.6%

Banco Santander Central Hispano                                                                  81,800                  743,096

Gas Natural SDG                                                                                   5,900                   95,674

Industria de Diseno Textil                                                                       59,825                  957,418

                                                                                                                       1,796,188

SWEDEN--1.6%

Assa Abloy, Cl.B                                                                                 33,450                  478,926

Skandia Forsakrings                                                                              33,525                  307,138

                                                                                                                         786,064

SWITZERLAND--6.1%

Adecco                                                                                           10,750                  506,460

Nestle                                                                                            2,500                  531,826

Serono                                                                                              550                  546,110

Swatch                                                                                              725  (a)             726,736

Synthes-Stratec                                                                                   1,225  (b)             752,450

                                                                                                                       3,063,582

TAIWAN--.6%

Taiwan Semiconductors Manufacturing, ADR                                                         18,905  (a)             287,842

UNITED KINGDOM--15.6%

ARM                                                                                              85,950  (a)             326,386

Aegis                                                                                           275,250                  408,750

British Sky Broadcasting                                                                         21,625  (a)             209,196

Compass                                                                                         100,350                  807,553

Dimension Data                                                                                  110,650  (a)             422,529

Energis                                                                                         124,800  (a)             333,153

GlaxoSmithKline                                                                                  32,575                  921,416

Prudential                                                                                       60,750                  739,760


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Reckitt Benckiser                                                                                49,625                  719,393

Shell Transport & Trading, ADR                                                                    5,550                  279,387

Shire Pharmaceuticals, ADR                                                                        9,775  (a)             542,513

Spirent                                                                                         164,175                  513,146

Telewest Communications                                                                         370,100  (a)             465,855

Tesco                                                                                           115,900                  420,448

Vodafone                                                                                        290,150                  646,316

                                                                                                                       7,755,801

TOTAL COMMON STOCKS

   (cost $50,077,849)                                                                                                 48,391,599
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.3%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Henkel KGaA

   (cost $717,837)                                                                               11,400                  662,984
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--4.8%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

Union Electric 4.20%, 7/2/2001

   (cost $2,399,720)                                                                          2,400,000                2,399,720
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $53,195,406)                                                             103.3%               51,454,303

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (3.3%)              (1,657,239)

NET ASSETS                                                                                       100.0%               49,797,064

(A)  NON-INCOME PRODUCING.

(B)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2001, THIS SECURITY
     AMOUNTED TO $752,450 OR 1.5% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  53,195,406  51,454,303

Cash                                                                     79,064

Receivable for investment securities sold                               559,590

Dividends receivable                                                     47,033

Prepaid expenses                                                          3,002

                                                                     52,142,992
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            31,507

Payable for investment securities purchased                           2,259,040

Payable for shares of Beneficial Interest redeemed                       18,374

Accrued expenses                                                         37,007

                                                                      2,345,928
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       49,797,064
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      64,266,610

Accumulated undistributed investment income--net                        228,323

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                (12,953,754)

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions--Note 4          (1,744,115)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       49,797,064

NET ASSET VALUE PER SHARE

                                                                                              Initial Shares     Service Shares
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                                                    49,024,446         772,618

Shares Outstanding                                                                                 4,022,134          63,529
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                                          12.19           12.16

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $57,016 foreign taxes withheld at source)       378,143

Interest                                                               113,599

TOTAL INCOME                                                           491,742

EXPENSES:

Investment advisory fee--Note 3(a)                                     212,539

Custodian fees                                                          36,316

Auditing fees                                                           15,813

Prospectus and shareholders' reports                                     6,805

Trustees' fees and expenses--Note 3(c)                                   2,526

Legal fees                                                               1,264

Distribution fees--Note 3(b)                                               496

Loan commitment fees--Note 2                                               357

Registration fees                                                          206

Miscellaneous                                                            3,826

TOTAL EXPENSES                                                         280,148

INVESTMENT INCOME--NET                                                 211,594
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments
   and foreign currency transactions                                (9,703,788)

Net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                                (3,838,665)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (13,542,453)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (13,330,859)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001            Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            211,594               239,187

Net realized gain (loss) on investments        (9,703,788)            3,624,236

Net unrealized appreciation (depreciation)
   on investments                              (3,838,665)          (16,521,146)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (13,330,859)          (12,657,723)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net:

Initial shares                                   (62,874)            (179,233)

Service shares                                      (715)                 --

From net realized gain on investments:

Initial shares                                         --          (9,496,718)

In excess of net realized gain on investments:

Initial shares                                         --          (3,249,966)

TOTAL DIVIDENDS                                  (63,589)         (12,925,917)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  4,629,560          24,608,591

Service shares                                  3,886,453                 500

Dividends reinvested:

Initial shares                                     62,874           12,925,917

Service shares                                        715                 --

Cost of shares redeemed:

Initial shares                                (8,177,918)         (15,304,565)

Service shares                                (3,064,903)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (2,663,219)          22,230,443

TOTAL INCREASE (DECREASE) IN NET ASSETS      (16,057,667)          (3,353,197)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            65,854,731           69,207,928

END OF PERIOD                                  49,797,064           65,854,731

Undistributed investment income--net              228,323               80,318


                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       336,420            1,234,946

Shares issued for dividends reinvested              4,893              749,778

Shares redeemed                                  (612,461)            (789,523)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (271,148)           1,195,201
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       301,563                   33

Shares issued for dividends reinvested                 56                   --

Shares redeemed                                 (238,123)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      63,496                   33

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                      Six Months Ended
                                         June 30, 2001                                     Year Ended December 31,
                                                                 ---------------------------------------------------------------
INITIAL SHARES                              (Unaudited)          2000          1999           1998            1997          1996
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            15.34         22.34         14.50          14.02          13.76         12.82

Investment Operations:

Investment income--net                              .05(a)        .07(a)        .06(a)         .15            .05           .10

Net realized and unrealized gain
   (loss) on investments                          (3.18)        (3.45)         8.58            .48           1.27          1.16

Total from Investment Operations                  (3.13)        (3.38)         8.64            .63           1.32          1.26

Distributions:

Dividends from investment
   income--net                                     (.02)         (.05)         (.06)          (.15)          (.07)         (.09)

Dividends from net realized gain
   on investments                                    --         (2.66)         (.74)            --           (.34)         (.39)

Dividends in excess of net
   realized gain on investments                      --          (.91)           --             --           (.65)         (.06)

Total Distributions                                (.02)        (3.62)         (.80)          (.15)         (1.06)         (.54)

Capital contribution from an
   affiliate of the Advisor                          --           --             --             --             --           .22

Net asset value, end of period                    12.19         15.34         22.34          14.50          14.02         13.76
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 (20.44)(b)    (16.40)        59.76           4.49           9.61         11.61(c)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net
   assets                                          .49(b)        .99           1.02            .99           1.06          1.28

Ratio of net investment income
   to average net assets                           .37(b)        .33            .38           1.04            .38           .92

Portfolio Turnover Rate                          99.12(b)     192.42         261.64         204.50         165.75        181.13
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   49,024       65,854         69,208         45,811         39,388        24,355

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  NOT ANNUALIZED.

(C)  HAD THE PORTFOLIO NOT HAD A CAPITAL CONTRIBUTION BY AN AFFILIATE OF THE
     ADVISER DURING THE PERIOD, THE TOTAL RETURN WOULD HAVE BEEN 9.89%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                             Six Months Ended
                                                June 30, 2001    Period Ended
SERVICE SHARES                                    (Unaudited)     December 31,
                                                                         2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    15.34            15.34

Investment Operations:

Investment income--net                                    .05(b)            --

Net realized and unrealized gain (loss) on investments  (3.21)              --

Total from Investment Operations                        (3.16)              --

Distributions:

Dividends from investment income--net                    (.02)              --

Net asset value, end of period                          12.16            15.34
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                       (20.64)(c)           --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   .64(c)            --

Ratio of net investment income to average net assets      .34(c)            --

Portfolio Turnover Rate                                 99.12(c)       192.42
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     773               1

(A)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the International Equity Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a non-diversified series. The portfolio's investment objective is to maximize capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares:
Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series' are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,383 during the period ended June 30, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2001, Service shares were charged $496 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $39 pursuant to the transfer agency agreement.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4-- Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2001, amounted to $54,553,446 and $52,787,022, respectively.

At  June  30,  2001,  accumulated net unrealized depreciation on investments was
$1,741,103,   consisting   of   $2,589,304  gross  unrealized  appreciation  and
$4,330,407 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                      For More Information

                        Dreyfus Variable Investment Fund, International Equity Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE Call
1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  109SA0601



================================================================================


Dreyfus Variable
Investment Fund,
Appreciation Portfolio

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                      Dreyfus Variable Investment Fund,  Appreciation Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Appreciation Portfolio, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Fayez Sarofim, of Fayez Sarofim & Co., the portfolio's sub-investment adviser.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

In our view, the implications of this economic scenario may be positive for the stock market. Better economic times generally tend to lead to increased sales and profits for many companies, especially those that are sensitive to changes in the economic cycle. A stronger economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies whose valuations dropped during the recent economic downturn.

Of course, our economic perspectives may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Variable Investment Fund, Appreciation Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2001, the portfolio's Initial shares produced a total return of -6.26% and its Service shares produced a total return of -6.41% .(1) For the same period, the portfolio's benchmark, the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index"), produced a total return of -6.69%.(2)

We attribute the portfolio's and market's performance to slower economic growth and declining business and consumer confidence. However, because the portfolio held a smaller percentage of technology stocks than the S&P 500 Index during the reporting period, the portfolio was not as adversely affected by the price declines in that highly volatile industry group.

What is the portfolio's investment approach?

The portfolio invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At  the same time, we manage the portfolio with long-term investors in mind. Our
investment   approach  is  based  on  targeting  long-term  growth  rather  than
short-term    profit.

What other factors influenced the portfolio's performance?

The portfolio was primarily influenced by slowing economic growth during the reporting period, which was aggravated by the continuing
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

decline of technology stock prices. This created widespread concerns among both investors and consumers, causing both to curtail their activities and retreat to the sidelines. Responding to these fears, the Federal Reserve Board (the "Fed") reduced short-term interest rates six times during the first half of 2001 in an effort to avoid a recession, for a total rate cut of 2.75 percentage points.

Consistent with the portfolio's long-term perspective, we made only a few changes in this environment. We added to existing holdings of large, globally integrated oil companies, such as Chevron, in response to rising demand for a limited supply of energy. We expect these companies to continue to benefit from energy prices that exceed historical averages, as well as rising demand for a limited supply of crude oil and natural gas. We established a new position in AOL Time Warner, the global media and Internet company. We believe that the combination of Time Warner's media properties and AOL's online subscriber base could produce abundant cross-selling opportunities. We also purchased shares of American General, an insurance company being acquired by rival AIG. In effect, we view our purchase of American General stock as an inexpensive way to buy shares of AIG.

On the other hand, we reduced the portfolio' s holdings of Gillette and eliminated its position in Bristol-Myers Squibb. Gillette's earnings have been hurt recently by excess inventories of razor blades and intensified price competition in its Duracell battery division. Our decision to sell Bristol-Myers Squibb was based on the delay of an important product launch, which we believe may leave the company vulnerable to upcoming patent expirations. We replaced Bristol-Myers Squibb with Lilly (EI:) & Co., which we believe has a more robust roster of new drugs under development.

What is the portfolio's current strategy?

We continue to follow our long-standing strategy of buying and holding companies that we believe will produce above-average earnings growth over the long term. In light of the current economic slowdown, we continue to believe that the energy and health care indus try groups are best positioned to do so. We expect large, integrated energy companies to benefit from a favorable supply-and-demand balance, while the aging of the baby-boomer generation and ongoing medical advances should continue to fuel growth for pharmaceutical companies. In addition, certain consumer-related stocks -- primarily sellers of food, beverages, tobacco and household staples -- remain attractive in our view, because demand for these companies' products is relatively unaffected during times of economic weakness.

Despite lower stock prices, we have continued to maintain less exposure to technology stocks than the S& P 500 Index. As business conditions have deteriorated, these companies' earnings have also fallen. As a result, many technology companies continue to sell at valuations that we consider excessive. In addition, their earnings outlook remains uncertain. We are monitoring the technology sector closely with an eye toward possibly increasing participation in that sector should the current uncertainty dissipate, and if we become convinced that a meaningful recovery is underway.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)



COMMON STOCKS--97.4%                                                                           Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE--1.2%

Ford Motor                                                                                      475,094               11,663,558

BANKING--3.0%

Bank of America                                                                                 192,108               11,532,243

SunTrust Banks                                                                                  275,000               17,814,500

                                                                                                                      29,346,743

CAPITAL GOODS-8.1%

Emerson Electric                                                                                180,000               10,890,000

General Electric                                                                                975,000               47,531,250

Honeywell International                                                                         270,000                9,447,300

Rockwell International                                                                          280,000               10,673,600

                                                                                                                      78,542,150

COMMUNICATIONS SERVICES--4.5%

BellSouth                                                                                       430,000               17,316,100

SBC Communications                                                                              420,144               16,830,969

Verizon Communications                                                                          175,000                9,362,500

                                                                                                                      43,509,569

COMPUTERS--8.8%

Cisco Systems                                                                                   672,000  (a)          12,230,400

EMC                                                                                             325,000  (a)           9,441,250

Hewlett-Packard                                                                                 440,000               12,584,000

International Business Machines                                                                 220,000               24,860,000

Microsoft                                                                                       350,000  (a)          25,550,000

                                                                                                                      84,665,650

ELECTRONICS--4.1%

Conexant Systems                                                                                125,000  (a)           1,118,750

Intel                                                                                         1,300,000               38,025,000

Texas Instruments                                                                                25,600                  806,400

                                                                                                                      39,950,150

ENERGY--9.2%

BP Amoco, ADS                                                                                   380,000               18,943,000

Chevron                                                                                         210,000               19,005,000

Exxon Mobil                                                                                     550,332               48,071,500

Royal Dutch Petroleum, ADR                                                                       52,000                3,030,040

                                                                                                                      89,049,540

FINANCE-MISC--12.3%

American Express                                                                                330,000               12,804,000

Citigroup                                                                                       620,124               32,767,352


COMMON STOCKS (CONTINUED)                                                                      Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE-MISC (CONTINUED)

Federal Home Loan Mortgage                                                                      125,000                8,750,000

Federal National Mortgage Association                                                           360,000               30,654,000

Goldman Sachs Group                                                                              35,000                3,003,000

JP Morgan Chase & Co.                                                                           475,000               21,185,000

Merrill Lynch                                                                                   160,000                9,480,000

                                                                                                                     118,643,352

FOOD & DRUGS--2.4%

Walgreen                                                                                        670,000               22,880,500

FOOD, BEVERAGE & TOBACCO--9.0%

Anheuser-Busch Cos.                                                                              32,000                1,318,400

Coca-Cola                                                                                       450,000               20,250,000

Nestle, ADR                                                                                      70,000                3,703,000

Pepsico                                                                                         470,000               20,774,000

Philip Morris Cos.                                                                              800,000               40,600,000

                                                                                                                      86,645,400

HEALTH CARE--15.4%

Abbott Laboratories                                                                             370,000               17,763,700

Johnson & Johnson                                                                               590,000               29,500,000

Lilly (El:) & Co.                                                                               250,000               18,500,000

Merck & Co.                                                                                     450,000               28,759,500

Pfizer                                                                                        1,300,000               52,065,000

Roche Holdings, ADR                                                                              33,000                2,380,125

                                                                                                                     148,968,325

HOUSEHOLD & PERSONAL PRODUCTS--3.3%

Colgate-Palmolive                                                                               260,000               15,337,400

Estee Lauder, Cl. A                                                                              50,000                2,155,000

Procter & Gamble                                                                                220,000               14,036,000

                                                                                                                      31,528,400

INSURANCE--4.7%

American General                                                                                180,000                8,361,000

Berkshire Hathaway, Cl. A                                                                           220  (a)          15,268,000

Berkshire Hathaway, Cl. B                                                                            15  (a)              34,500

Marsh & McLennan Cos.                                                                           215,000               21,715,000

                                                                                                                      45,378,500

MEDIA/ENTERTAINMENT--4.8%

AOL Time Warner                                                                                 275,000  (a)          14,575,000

Fox Entertainment Group, Cl. A                                                                  300,000  (a)           8,370,000

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                      Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEDIA/ENTERTAINMENT (CONTINUED)

McDonald's                                                                                      345,000                9,335,700

Viacom, Cl. B                                                                                   225,000  (a)          11,643,750

Vivendi Universal, ADR                                                                           36,000                2,088,000

                                                                                                                      46,012,450

PUBLISHING--2.1%

McGraw-Hill Cos.                                                                                300,000               19,845,000

News, ADR                                                                                         5,000                  185,750

                                                                                                                      20,030,750

RETAIL--2.0%

Wal-Mart Stores                                                                                 400,000               19,520,000

TEXTILES-APPARREL--.7%

Christian Dior                                                                                   80,000                2,886,600

Polo Ralph Lauren                                                                               150,000  (a)           3,870,000

                                                                                                                       6,756,600

TRANSPORTATION--1.8%

Norfolk Southern                                                                                400,000                8,280,000

United Parcel Service, Cl. B                                                                    157,700                9,115,060

                                                                                                                      17,395,060

TOTAL COMMON STOCKS

   (cost $778,281,586)                                                                                               940,486,697
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.6%
------------------------------------------------------------------------------------------------------------------------------------
PUBLISHING;

News, ADS, Cum., $.4428

   (cost $3,947,388)                                                                            175,000               5,670,000


                                                                                              Principal
SHORT-TERM INVESTMENTS--1.9%                                                                 Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   3.80%, 7/12/2001                                                                              83,000                   82,924

   3.73%, 7/19/2001                                                                             300,000                  299,532

   3.72%, 7/26/2001                                                                             520,000                  518,856

   3.56%, 8/9/2001                                                                            1,230,000                1,225,609

   3.51%, 8/16/2001                                                                           1,712,000                1,704,588

   3.56%, 8/23/2001                                                                           1,572,000                1,564,187

   3.53%, 8/30/2001                                                                           1,581,000                1,571,925

   3.47%, 9/6/2001                                                                            4,701,000                4,670,208

   3.39%, 9/13/2001                                                                           1,689,000                1,676,907

   3.34%, 9/20/2001                                                                           3,312,000                3,287,160

   3.53%, 9/27/2001                                                                           1,982,000                1,965,074

TOTAL SHORT-TERM INVESTMENTS

   (cost $18,565,967)                                                                                                 18,566,970
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $800,794,941)                                                             99.9%              964,723,667

CASH AND RECEIVABLES (NET)                                                                          .1%                  413,457

NET ASSETS                                                                                       100.0%              965,137,124

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           800,794,941   964,723,667

Cash                                                                    221,067

Dividends receivable                                                    821,098

Receivable for shares of Beneficial Interest subscribed                  51,866

Prepaid expenses                                                         31,065

                                                                    965,848,763
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           352,667

Due to Fayez Sarofim & Co.                                              265,195

Payable for shares of Beneficial Interest redeemed                       48,888

Accrued expenses                                                         44,889

                                                                        711,639
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      965,137,124
--------------------------------------------------------------------------------

COMPOSITION NET ASSETS ($):

Paid-in capital                                                     804,094,252

Accumulated undistributed investment income--net                      3,734,808

Accumulated net realized gain (loss) on investments                 (6,616,111)

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions--Note 4         163,924,175
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      965,137,124

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        953,832,429    11,304,695

Shares Outstanding                                     26,149,049       310,447
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               36.48         36.41

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $51,127 foreign taxes withheld at source)     7,136,510

Interest                                                               375,294

TOTAL INCOME                                                         7,511,804

EXPENSES:

Investment advisory fee--Note 3(a)                                   2,032,021

Sub-investment advisory fee--Note 3(a)                               1,585,720

Trustees' fees and expenses--Note 3(c)                                  39,001

Custodian fees--Note 3(b)                                               36,519

Professional fees                                                       28,582

Prospectus and shareholders' reports                                    21,531

Loan commitment fees--Note 2                                             5,114

Distribution fees--Note 3(b)                                             4,563

Registration fees                                                        4,535

Shareholder servicing costs--Note 3(b)                                   4,074

Miscellaneous                                                            3,313

TOTAL EXPENSES                                                       3,764,973

INVESTMENT INCOME--NET                                               3,746,831
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (6,602,850)

Net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                              (59,732,330)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (66,335,180)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (62,588,349)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001            Year Ended
                                               (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,746,831             6,748,353

Net realized gain (loss) on investments        (6,602,850)           14,963,684

Net unrealized appreciation (depreciation)
   on investments                             (59,732,330)          (31,340,062)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (62,588,349)           (9,628,025)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                  (129,491)          (6,656,635)

Service shares                                      (386)                 --

Net realized gain on investments:

Initial shares                                       --           (11,308,669)

TOTAL DIVIDENDS                                 (129,877)         (17,965,304)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 96,580,939         247,026,912

Service shares                                 11,554,413                500

Dividends reinvested:

Initial shares                                    129,491          17,965,304

Service shares                                        386                  --

Cost of shares redeemed:

Initial shares                               (90,011,471)        (255,482,801)

Service shares                                  (111,723)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           18,142,035            9,509,915

TOTAL INCREASE (DECREASE) IN NET ASSETS      (44,576,191)         (18,083,414)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,009,713,315        1,027,796,729

END OF PERIOD                                 965,137,124        1,009,713,315

Undistributed investment income-net             3,734,808              117,854



                                         Six Months Ended
                                            June 30, 2001            Year Ended
                                               (Unaudited)  December 31, 2000(a
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     2,614,429           6,144,822

Shares issued for dividends reinvested              3,664             457,028

Shares redeemed                                (2,421,226)         (6,429,988)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     196,867             171,862
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       313,475                 13

Shares issued for dividends reinvested                 11                 --

Shares redeemed                                    (3,052)                --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     310,434                 13

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        The Portfolio


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                         Six Months Ended
                                            June 30, 2001                                   Year Ended December 31,
                                                                     ---------------------------------------------------------------
INITIAL SHARES                                 (Unaudited)           2000          1999           1998           1997         1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                              38.91           39.87         36.11           27.91          21.98        17.71

Investment Operations:

Investment income--net                                .14(a)          .27(a)        .25(a)          .20           . 22          .23

Net realized and unrealized
   gain (loss) on investments                       (2.56)           (.52)         3.88            8.21          5.95          4.30

Total from Investment Operations                    (2.42)           (.25)         4.13            8.41          6.17          4.53

Distributions:

Dividends from investment
   income--net                                      (.01)           (.26)         (.22)          (.20)         (.22)           (.23)

Dividends from net realized
   gain on investments                                 --           (.45)         (.01)          (.01)         (.02)          (.03)

Dividends in excess of net realized
   gain on investments                                 --            --           (.14)           --            --              --

Total Distributions                                 (.01)           (.71)         (.37)          (.21)         (.24)           (.26)

Net asset value, end of period                      36.48           38.91        39.87          36.11         27.91           21.98
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    (6.26)(b)       (.65)        11.46          30.22         28.05           25.56
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                .39(b)         .78            .78           .80            .80          .84

Ratio of interest expense and
   loan commitment fees to
   average net assets                                .00(b,c)      .00(c)         .00(c)         .01             --           --

Ratio of net investment income
   to average net assets                             .39(b)        .67            .64            .84           1.08         1.46

Portfolio Turnover Rate                             2.92(b)       6.15           3.87           1.34           1.69         2.47
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    953,832    1,009,713      1,027,797         673,835        247,011      103,745

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                            June 30, 2001           Period Ended
SERVICE SHARES                                 (Unaudited)  December 31, 2000(a
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                38.91                38.91

Investment Operations:

Investment income--net                             .04(b)                   --

Net realized and unrealized gain (loss)
   on investments                                  (2.53)                   --

Total from Investment Operations                   (2.49)                   --

Distributions:

Dividends from investment income--net               (.01)                   --

Net asset value, end of period                      36.41                  38.91
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                 (6.41)(c)                  --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets            .59(c)                   --

Ratio of net investment income
   to average net assets                           .11(c)                   --

Portfolio Turnover Rate                           2.92(c)                  6.15
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)           11,305                       1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Appreciation Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the portfolio' s sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

credits of $183 during the period ended June 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is based on the value of the portfolio's average daily net assets and is computed at the following annual rates: .55 of 1% of the first $150 million; .50 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is payable monthly. Pursuant to a Sub-Investment Advisory Agreement with Sarofim, the sub-investment advisory fee is based upon the value of the portfolio's average daily net assets and is computed at the following annual rates: .20 of 1% of the first $150 million; .25 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is
payable    monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2001, Service shares were charged $4,563 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $308 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $36,519 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) During the period ended June 30, 2001, the portfolio incurred total brokerage commissions of $83,395, of which $3,200 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2001, amounted to $59,041,213 and $27,990,665, respectively.

At June 30, 2001, accumulated net unrealized appreciation on investments was $163,928,726, consisting of $191,755,753 gross unrealized appreciation and $27,827,027 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                        The Portfolio

                     For More Information

                        Dreyfus Variable
                        Investment Fund,
                        Appreciation Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Sub-Investment Advisor

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  112SA0601



================================================================================

Dreyfus Variable
Investment Fund,
Money Market Portfolio

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,
                                                         Money Market Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Money Market Portfolio, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Thomas S. Riordan.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession should give way to renewed economic growth later this year.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus Variable Investment Fund, Money Market Portfolio perform during the period?

For the six-month period ended June 30, 2001, Dreyfus Variable Investment Fund, Money Market Portfolio produced an annualized yield of 4.86%. Taking into account the effects of compounding, the portfolio produced an annualized effective yield of 4.97%.(1

What is the portfolio's investment approach?

The portfolio seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the portfolio invests in a diversified selection of high quality, short-term debt securities. These include securities issued or guaranteed by the U.S.
Government or its agencies or instrumentalities, certificates of deposit, short-term securities issued by domestic or foreign banks, repurchase agreements, asset-backed securities, domestic and dollar-denominated foreign commercial paper and dollar-denominated obligations issued or guaranteed by foreign governments.

Normally, the portfolio invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

What other factors influenced the portfolio's performance?

The portfolio continued to be primarily influenced by slowing economic growth and falling interest rates during the reporting period. The U.S. economy was already showing signs of slowing when the reporting period began in January 2001, with Gross Domestic Product (" GDP" ) for the fourth quarter of 2000 declining to an anemic 1.0%. The Federal Reserve Board (the "Fed") responded quickly to this lackluster growth by reducing interest rates by 0.50 percentage points on January 3, 2001, between meetings of its policymaking arm, the Federal Open Market Committee (the "FOMC" ). The Fed was apparently reacting to weak retail sales, higher energy prices, diminishing con-

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

sumer confidence and softening manufacturing activity, which were threatening to push the economy into recession. During the last week of January, the Fed cut interest rates by another 0.50 percentage points.

In February, better than expected employment data also did little to reassure investors, who widely expected the Fed to reduce interest rates again at the FOMC meeting in March. Indeed, the Fed cut rates by another 0.50 percentage points at the March meeting. Despite these aggressive moves, GDP growth was little changed during the first quarter of 2001, growing at an annualized rate of 1.1%.

The Fed's aggressive campaign to avoid recession continued throughout the second quarter of 2001, with a 0.50 percentage-point interest-rate reduction in April, between regularly scheduled FOMC meetings, and again in May. The most recent rate cut of the reporting period occurred at the scheduled FOMC meeting in June, when the Fed reduced short-term interest rates by 0.25 percentage points, citing lower profitability, reduced business capital spending, weak expansion of consumption and slower overseas growth as key factors behind its decision

So far in 2001, the Fed has reduced interest rates a total of 2.75 percentage points. Of course, money market yields have declined commensurately. Throughout the reporting period, we consistently maintained a long-weighted average maturity for the portfolio. This position was designed to maintain then current yields for a longer time in a declining interest-rate environment.


What is the portfolio's current strategy?

The economy has shown some signs of stabilizing. Recent economic data -- including a higher level of manufacturing activity, continued consumer spending, rising consumer confidence and low inflation -- may be pointing toward a more
optimistic    economic    outlook    for    the    second    half   of   2001.

In our current view, the evidence to date suggests that the Fed will likely continue its efforts to return the economy to more solid footing. By maintaining a long-weighted average maturity, we believe the fund is well positioned for such a scenario. Of course we continue to monitor any events that may affect the short-term markets and will respond if and as we deem appropriate.

July 16, 2001

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

                                                        The Portfolio



STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)

                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--20.1%                                               Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Bayerische Landesbank Girozentrale (Yankee)

   3.91%, 8/7/2001                                                                            4,000,000  (a)           3,999,881

Citibank N.A.

   5.39%, 7/9/2001                                                                            5,000,000                5,000,000

Comerica Bank

   5.41%, 1/22/2002                                                                           5,000,000                4,999,730

Halifax PLC (London)

   4.52%, 10/4/2001                                                                           5,000,000                5,000,000

National City Bank (Yankee)

   3.79%, 3/19/2002                                                                           5,000,000  (a)           4,998,947

Union Bank of California, N.A.

   5.08%, 8/24/2001                                                                           5,000,000                5,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $28,998,558)                                                                                                 28,998,558
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--46.0%
------------------------------------------------------------------------------------------------------------------------------------

BCI Funding Corp.

   4.80%, 9/12/2001                                                                           1,000,000                  990,490

Corporate Asset Funding Co. Inc.

   4.71%, 7/10/2001                                                                           5,000,000                4,994,188

Credit Suisse First Boston USA Inc.

   4.01%, 11/7/2001                                                                           5,000,000                4,929,588

Deutsche Bank Financial Inc.

   4.73%, 7/27/2001                                                                           5,000,000                4,983,172

General Electric Capital Corp.

   4.81%, 8/10/2001                                                                           5,000,000                4,973,778

General Electric Capital Services Inc.

   3.89%, 7/30/2001                                                                           6,000,000                5,981,295

HSBC Bank USA

   3.86%, 8/14/2001                                                                           5,000,000                4,976,595

Internationale Nederlanden (U.S.) Funding Corp.

   3.91%, 11/9/2001                                                                           7,000,000                6,902,314

Lehman Brothers Holdings Inc.

   4.71%, 9/28/2001                                                                           5,000,000                4,943,139

MPS U.S. Commercial Paper Corp.

   3.64%, 9/25/2001                                                                           5,000,000                4,956,940

Sanpaolo IMI U.S. Financial Co.

   4.80% - 6.25%, 9/7/2001 - 9/13/2001                                                        6,000,000                5,935,612

Santander Central Hispano Finance (DE) Inc.

   4.56%, 10/19/2001                                                                          6,000,000                5,918,233



                                                                                              Principal
COMMERCIAL PAPER (CONTINUED)                                                                 Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Toronto-Dominion Holdings USA Inc.

   3.60%, 10/29/2001                                                                          6,000,000                5,928,800

TOTAL COMMERCIAL PAPER

   (cost $66,414,144)                                                                                                 66,414,144
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--21.1%
------------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Cos. Inc.

   3.85%, 7/23/2001                                                                           4,000,000  (a)           4,000,211

Beta Finance Inc.

   3.85%, 5/24/2002                                                                           5,000,000  (a)           5,000,000

Beta Finance Inc.

   4.16%, 6/17/2002                                                                           2,000,000                2,000,000

CC (USA) Inc.

   3.85%, 6/3/2002                                                                            5,000,000  (a)           5,000,000

Goldman Sachs Group Inc.

   4.39%, 1/31/2002                                                                             500,000  (a)             500,351

Merrill Lynch & Co. Inc.

   4.27%, 5/2/2002                                                                            5,000,000                5,000,000

Sigma Finance Inc.

   3.88%, 7/1/2002                                                                            5,000,000                5,000,000

Wells Fargo Financial Inc

   3.88%, 10/12/2001                                                                          4,000,000  (a)           3,999,616

TOTAL CORPORATE NOTES

   (cost $30,500,178)                                                                                                 30,500,178
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--3.4%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  5.04%, 8/24/2001

   (cost $5,000,000)                                                                          5,000,000  (b)           5,000,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--9.7%
------------------------------------------------------------------------------------------------------------------------------------

Bank of America N.A.

   6%, 7/2/2001                                                                               5,000,000                5,000,000

Bank One N.A.

   5.20%, 1/30/2002                                                                           5,000,000                5,000,000

Key Bank U.S.A., N.A.

   3.91%, 8/1/2001                                                                            4,000,000  (a)           4,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $14,000,000)                                                                                                 14,000,000

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TIME DEPOSITS--1.1%                                                                          Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

State Street Bank & Trust Co. (Grand Cayman)

  3.94%, 7/2/2001

   (cost $1,605,000)                                                                          1,605,000                1,605,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $146,517,880)                                                            101.4%              146,517,880

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.4%)              (2,093,104)

NET ASSETS                                                                                       100.0%              144,424,776

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  THIS NOTE WAS ACQUIRED FOR INVESTMENT, AND NOT WITH THE INTENT TO
     DISTRIBUTE OR SELL. SECURITY RESTRICTED AS TO PUBLIC RESALE. THIS SECURITY
     WAS ACQUIRED 2/27/2001 AT A COST PAR VALUE. AT JUNE 30, 2001, THE AGGREGATE
     VALUE OF THIS SECURITY WAS $5,000,000 REPRESENTING 3.4% OF NET ASSETS AND
     IS VALUED AT AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           146,517,880   146,517,880

Interest receivable                                                     932,967

Prepaid expenses                                                          3,918

                                                                    147,454,765
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            51,399

Cash overdraft due to Custodian                                       2,944,868

Accrued expenses                                                         33,722

                                                                      3,029,989
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      144,424,776
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     144,422,259

Accumulated undistributed net investment income                          15,730

Accumulated net realized gain (loss) on investments                    (13,213)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     144,424,776
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest
 authorized)                                                        144,422,259

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,740,679

EXPENSES:

Investment advisory fee--Note 2(a)                                     347,829

Custodian fees                                                          16,831

Professional fees                                                       16,732

Prospectus and shareholders' reports                                    13,509

Registration fees                                                        5,018

Trustees' fees and expenses--Note 2(b)                                   4,734

Shareholder servicing costs--Note 2(a)                                     650

Miscellaneous                                                            1,081

TOTAL EXPENSES                                                         406,384

INVESTMENT INCOME--NET                                               3,334,295
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                  2,433

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,336,728

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                              (Unaudited)    December 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,334,295            5,732,012

Net realized gain (loss) on investments             2,433              (11,060)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,336,728            5,720,952
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (3,359,392)          (5,691,185)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 229,879,571         181,902,681

Dividends reinvested                            3,354,045           5,691,185

Cost of shares redeemed                     (213,161,298)        (165,975,906)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           20,072,318           21,617,960

TOTAL INCREASE (DECREASE) IN NET ASSETS       20,049,654           21,647,727
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           124,375,122         102,727,395

END OF PERIOD                                 144,424,776         124,375,122

Undistributed investment income--net               15,730              40,827

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                      Six Months Ended
                                         June 30, 2001                                    Year Ended December 31,
                                                                 ------------------------------------------------------------------
                                            (Unaudited)          2000            1999           1998           1997          1996
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             1.00          1.00            1.00            1.00          1.00          1.00

Investment Operations:

Investment income--net                              .024          .058            .047            .050          .050          .050

Distributions:

Dividends from investment
   income--net                                     (.024)        (.058)          (.047)          (.050)        (.050)        (.050)

Net asset value, end of period                     1.00          1.00            1.00            1.00          1.00          1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   4.94(a)       5.98            4.78            5.12          5.19          5.10
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .58(a)        .60             .58             .56           .61           .62

Ratio of net investment income
   to average net assets                           4.79(a)       5.87            4.69            5.01          5.08          4.96
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  144,425       124,375         102,727           89,025       64,628        56,186

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Money Market Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge.

It is the portfolio's policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investment securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the portfolio's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the portfolio received net earnings credits of $15 during the period ended June 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio' s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986 as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

On July 2, 2001, the portfolio declared a cash dividend of approximately $.0001 per share from undistributed investment income-net which includes investment income-net for Saturday June 30, 2001.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $15,700 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. If not applied, $850 of the carryover expires in fiscal 2004, $1,300 expires in fiscal 2005, $1,400 expires in fiscal 2006, $1,100 expires in 2007 and $11,050 expires in fiscal 2008.

NOTE 2--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .50 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $112 pursuant to the transfer agency agreement.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


                      For More Information

                        Dreyfus Variable Investment Fund, Money Market Portfoli 200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8510

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  117SA0601



================================================================================

Dreyfus Variable
Investment Fund,
Special Value Portfolio

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,
                                                        Special Value Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Variable Investment Fund, Special Value Portfolio, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Timothy M. Ghriskey, CFA.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

In our view, the implications of this economic scenario may be positive for the stock market. Better economic times generally tend to lead to increased sales and profits for many companies, especially those that are sensitive to changes in the economic cycle. A stronger economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies whose valuations dropped during the recent economic downturn.

Of course, our economic perspectives may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

Timothy M. Ghriskey, CFA, Senior Portfolio Manager

How did Dreyfus Variable Investment Fund, Special Value Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2001, the total return for Initial shares was -2.82% and the total return for Service shares was -2.89%.(1) For the same period, the total return of the Russell 1000 Value Index, the portfolio's benchmark, was -1.26%.(2)

We attribute the portfolio's performance primarily to the effects of an economic slowdown on a variety of industries and investment sectors, particularly in health care and utilities. In addition, relatively weak performance by individual holdings in the financial, consumer cyclical and capital goods sectors caused the portfolio to underperform its benchmark during the period.

What is the portfolio's investment approach?

The portfolio primarily invests in a diversified group of value-oriented companies. We define a value stock as one that appears underpriced in relation to the company's intrinsic value, as measured by a wide range of financial and business data. To put it another way, we seek to buy what we believe are growing companies at bargain prices.

We select investments one stock and one company at a time. Our investment process starts with computerized, quantitative analysis of the universe of stocks. First we attempt to identify those stocks that meet our definition of value, and then we focus on those value stocks we believe are best positioned to grow in the current market environment. Our team of experienced analysts then examines the fundamentals of each top-ranked candidate. Armed with these analytical insights, the portfolio manager decides which stocks to purchase and whether any current holdings should be sold.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

Competing economic forces caused volatile market conditions during the period. Slowing U.S. economic growth forced a wide range of companies to post lower than expected earnings and to warn of future disappointments. This especially hurt stocks in economically sensitive industry groups. However, declining interest rates and relatively strong levels of consumer spending, which raised hopes for future economic recovery, boosted many of these same areas. Throughout the period, market leadership shifted from sector to sector, depending on whether investors were focused on current earnings results or were looking ahead to longer term prospects for an economic rebound.

The health care and utility groups suffered most during the reporting period. Historically, health care stocks have generally weathered economic slowdowns well. However, many slumped during the last few months of the period when investors, anticipating an economic rebound, moved a significant percentage of assets out of defensive stocks and into more economically sensitive market sectors. Many of the pharmaceutical company stocks in which the portfolio invested in, such as Bristol-Myers Squibb and Merck & Co., suffered declines as a result. Many utilities stocks also generated losses when rising supplies of petroleum and natural gas caused energy prices to drop in May and June. Some utilities that had previously benefited from deregulation were further undermined by fears that California's energy crisis might lead to re-regulation. Although the portfolio incurred some losses among its utility holdings, the portfolio's performance relative to the benchmark benefited from our decision to allocate a relatively small percentage of assets to this sector during the period, and from good individual stock selections, such as TXU and El Paso.

The portfolio also achieved better performance than its benchmark in a handful of other industry groups, including technology, consumer staples, basic materials and communications services. However, a small number of relatively weak performing stocks among our financial, consumer cyclical and capital goods holdings outweighed these relatively strong results. In the financial sector, we were particularly disappointed by the performance of American Express (insurance sector) and Bank of New York (banking sector), both of which slipped in value relative to other financial stocks, even though we believe that the companies' fundamentals remained unchanged. Among consumer cyclicals, two of our larger holdings, RadioShack and NIKE, delivered poorer than expected financial results. Finally, in the capital goods sector, Honeywell International was hurt by a failed merger, and Tyco International by its exposure to the fiber-optic cable business, which is undergoing an industry-wide retrenchment.

What is the portfolio's current strategy?

As of the end of the period, we had slightly increased the portfolio's emphasis on investments in the basic materials, financial and technology areas. We believe that value-oriented stocks in these sectors are poised to benefit from an economic recovery when it occurs. On the other hand, we have de-emphasized holdings in the capital goods, communications services, health care and transportation sectors. These modest changes are part of our disciplined investment strategy.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                        The Portfolio



STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)

COMMON STOCKS--98.4%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--8.1%

Bank of America                                                                                  15,800                  948,474

Bank of New York                                                                                 11,200                  537,600

Bank One                                                                                         15,200                  544,160

Keycorp                                                                                           3,900                  101,595

PNC Financial Services Group                                                                      2,100                  138,159

Washington Mutual                                                                                12,750                  478,762

Wells Fargo                                                                                      22,900                1,063,247

                                                                                                                       3,811,997

COMMERCIAL SERVICES--.7%

Henry Schein                                                                                      5,700  (a)             218,025

McGraw-Hill Cos.                                                                                  1,500                   99,225

                                                                                                                         317,250

CONSUMER DURABLES--2.0%

General Motors                                                                                   11,213                  721,557

Newell Rubbermaid                                                                                 9,200                  230,920

                                                                                                                         952,477

CONSUMER NON-DURABLES--8.9%

Anheuser-Busch Cos.                                                                               5,700                  234,840

Coca-Cola                                                                                         4,200                  189,000

Coca-Cola Enterprises                                                                            20,500                  335,175

Gillette                                                                                          8,500                  246,415

Jones Apparel Group                                                                               5,800                  250,560

Kimberly-Clark                                                                                    4,400                  245,960

Kraft Foods, Cl. A                                                                               10,200  (a)             316,200

Liz Claiborne                                                                                     5,900                  297,655

PepsiCo                                                                                           3,900                  172,380

Philip Morris Cos.                                                                               16,000                  812,000

Procter & Gamble                                                                                 13,900                  886,820

UST                                                                                               5,900                  170,274

                                                                                                                       4,157,279

CONSUMER SERVICES--3.2%

Clear Channel Communications                                                                      2,600  (a)             163,020

Comcast, Cl. A                                                                                    9,300  (a)             403,620

Disney (Walt)                                                                                    15,100                  436,239

McDonald's                                                                                       10,100                  273,306

Viacom, Cl. B                                                                                     4,000  (a)             207,000

                                                                                                                       1,483,185


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY--4.8%

Boeing                                                                                           10,900                  606,040

Compaq Computer                                                                                  10,300                  159,547

General Dynamics                                                                                  1,200                   93,372

Hewlett-Packard                                                                                   7,500                  214,500

International Business Machines                                                                   9,100                1,028,300

Motorola                                                                                          8,900                  147,384

                                                                                                                       2,249,143

ENERGY MINERALS--8.2%

Anadarko Petroleum                                                                                4,700                  253,941

Conoco, Cl. B                                                                                    16,600                  479,740

Exxon Mobil                                                                                      28,448                2,484,933

Ocean Energy                                                                                     29,100                  507,795

Santa Fe International                                                                            4,200                  121,800

                                                                                                                       3,848,209

FINANCE--17.0%

Citigroup                                                                                        48,526                2,564,114

Countrywide Credit Industries                                                                     5,400                  247,752

Federal Home Loan Mortgage                                                                        9,700                  679,000

Federal National Mortgage Association                                                             4,300                  366,145

FleetBoston Financial                                                                            12,000                  473,400

GreenPoint Financial                                                                             19,600                  752,640

Household International                                                                           3,700                  246,790

Instinet Group                                                                                    5,300  (a)              98,792

J.P. Morgan Chase & Co.                                                                          14,850                  662,310

MBNA                                                                                             13,100                  431,645

Morgan Stanley Dean Witter                                                                       14,200                  912,066

Synovus Financial                                                                                 4,400                  138,072

USA Education                                                                                     5,200                  379,600

                                                                                                                       7,952,326

HEALTH SERVICES--2.3%

HCA-Healthcare                                                                                   11,500                  519,685

Healthsouth                                                                                      18,200  (a)             290,654

Wellpoint Health Networks                                                                         2,600  (a)             245,024

                                                                                                                       1,055,363

HEALTH TECHNOLOGY--6.0%

Abbott Laboratories                                                                              10,900                  523,309

American Home Products                                                                            3,200                  187,008

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH TECHNOLOGY (CONTINUED)

Baxter International                                                                              4,300                  210,700

Bristol-Myers Squibb                                                                              7,200                  376,560

Johnson & Johnson                                                                                14,900                  745,000

Merck & Co.                                                                                      11,600                  741,356

                                                                                                                       2,783,933

INDUSTRIAL SERVICES--1.6%

BJ Services                                                                                       4,200  (a)             119,196

ENSCO International                                                                               2,800                   65,520

Waste Management                                                                                 17,600                  542,432

                                                                                                                         727,148

INSURANCE--6.0%

Allstate                                                                                         14,100                  620,259

American Express                                                                                 13,000                  504,400

American General                                                                                  5,500                  255,475

American International Group                                                                     14,250                1,225,500

Marsh & McLennan Cos.                                                                             2,100                  212,100

                                                                                                                       2,817,734

NON-ENERGY MINERALS--1.3%

Alcoa                                                                                            11,900                  468,860

Weyerhaeuser                                                                                      2,500                  137,425

                                                                                                                         606,285

PROCESS INDUSTRIES--3.8%

Boise Cascade                                                                                     6,800                  239,156

Dow Chemical                                                                                     13,176                  438,102

duPont (E.I.) deNemours                                                                           7,000                  337,680

International Paper                                                                               7,700                  274,890

Monsanto                                                                                         13,800                  510,600

                                                                                                                       1,800,428

PRODUCER MANUFACTURING--3.1%

Deere & Co.                                                                                       2,800                  105,980

Emerson Electric                                                                                  3,100                  187,550

General Electric                                                                                  1,500                   73,125

Georgia-Pacific                                                                                   6,800                  230,180

Honeywell International                                                                          10,900                  381,391

Minnesota Mining & Manufacturing                                                                  4,300                  490,630

                                                                                                                       1,468,856


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL TRADE--4.0%

CVS                                                                                               2,200                   84,920

Costco Wholesale                                                                                  3,100  (a)             127,348

May Department Stores                                                                             8,800                  301,488

RadioShack                                                                                        4,900                  149,450

Sears, Roebuck & Co.                                                                             15,600                  660,036

Target                                                                                            6,100                  211,060

Wal-Mart Stores                                                                                   6,800                  331,840

                                                                                                                       1,866,142

TECHNOLOGY SERVICES--1.8%

AOL Time Warner                                                                                   6,600  (a)             349,800

Adobe Systems                                                                                     5,800                  272,600

Computer Associates International                                                                 4,100                  147,600

Electronic Data Systems                                                                           1,300                   81,250

                                                                                                                         851,250

TRANSPORTATION--.7%

Southwest Airlines                                                                                5,550                  102,619

Union Pacific                                                                                     4,300                  236,113

                                                                                                                         338,732

UTILITIES--14.9%

AT&T                                                                                             24,570                  540,540

AT&T - Liberty Media, Cl. A                                                                      34,800  (a)             608,652

American Electric Power                                                                           2,500                  115,425

BellSouth                                                                                        13,500                  543,645

Dominion Resources                                                                                1,800                  108,234

Duke Energy                                                                                       5,800                  226,258

El Paso                                                                                           1,993                  104,712

Exelon                                                                                            9,300                  596,316

Qwest Communications International                                                                4,000                  127,480

SBC Communications                                                                               24,258                  971,776

Southern                                                                                          8,600                  199,950

Sprint (FON Group)                                                                                5,400                  115,344

TXU                                                                                              13,000                  626,470

UtiliCorp United                                                                                  6,800                  207,740

Verizon Communications                                                                           19,480                1,042,180

WorldCom                                                                                         27,400  (a)             389,080

WorldCom - MCI Group                                                                             10,784  (a)             173,622

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Xcel Energy                                                                                      10,500                  298,725

                                                                                                                       6,996,149

TOTAL COMMON STOCKS

   (cost $41,032,893)                                                                                                 46,083,886
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS .8%                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

3.53%, 8/16/2001                                                                                 61,000                   60,736

3.51%, 8/30/2001                                                                                 34,000                   33,805

3.52%, 9/6/2001                                                                                  20,000                   19,869

3.40%, 9/20/2001                                                                                252,000                  250,110

TOTAL SHORT-TERM INVESTMENTS

   (cost $364,467)                                                                                                       364,520
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $41,397,360)                                                              99.2%               46,448,406

CASH AND RECEIVABLES (NET)                                                                          .8%                  391,132

NET ASSETS                                                                                       100.0%               46,839,538

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  41,397,360  46,448,406

Cash                                                                     47,954

Receivable for investment securities sold                             1,024,957

Dividends receivable                                                     50,017

Prepaid expenses                                                          3,491

                                                                     47,574,825
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            31,982

Payable for investment securities purchased                             675,424

Accrued expenses                                                         27,881

                                                                        735,287
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       46,839,538
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      41,300,957

Accumulated undistributed investment income--net                        214,382

Accumulated net realized gain (loss) on investments                     273,153

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             5,051,046
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       46,839,538


NET ASSET VALUE PER SHARE

                                                                                              Initial Shares    Service Shares
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                                                    46,005,764         833,774

Shares Outstanding                                                                                 3,310,692          60,022
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                                          13.90           13.89

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         402,778

Interest                                                                30,650

TOTAL INCOME                                                           433,428

EXPENSES:

Investment advisory fee--Note 3(a)                                     179,293

Auditing fees                                                           16,235

Prospectus and shareholders' reports                                    12,895

Custodian fees                                                           6,760

Trustees' fees and expenses--Note 3(c)                                   2,817

Legal fees                                                                 565

Distribution fees--Note 3(b)                                               371

Registration fees                                                          206

Shareholder servicing costs--Note 3(b)                                     182

Miscellaneous                                                              718

TOTAL EXPENSES                                                         220,042

Less--waiver of fees due to undertaking--Note 3(a)                       (486)

NET EXPENSES                                                           219,556

INVESTMENT INCOME--NET                                                 213,872
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                710,348

Net unrealized appreciation (depreciation) on investments          (2,433,179)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (1,722,831)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (1,508,959)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001         Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            213,872             408,399

Net realized gain (loss) on investments           710,348           2,790,899

Net unrealized appreciation (depreciation)
   on investments                              (2,433,179)           (632,866)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (1,508,959)          2,566,432
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (13,420)            (448,576)

Service shares                                       (67)                   --

Net realized gain on investments:

Initial shares                                (1,023,309)          (2,208,138)

Service shares                                    (5,065)                   --

TOTAL DIVIDENDS                               (1,041,861)          (2,656,714)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  2,061,099           2,922,495

Service shares                                    820,864                 500

Dividends reinvested:

Initial shares                                  1,036,729           2,656,714

Service shares                                      5,132                  --

Cost of shares redeemed:

Initial shares                                (5,203,305)         (11,917,400)

Service shares                                    (1,195)                   --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (1,280,676)          (6,337,691)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (3,831,496)          (6,427,973)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            50,671,034           57,099,007

END OF PERIOD                                  46,839,538           50,671,034

Undistributed investment income--net              214,382               13,997

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2001          Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       145,023             198,929

Shares issued for dividends reinvested             78,779             185,598

Shares redeemed                                 (370,932)            (826,239)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (147,130)            (441,712)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                        59,684                  34

Shares issued for dividends reinvested                390                   --

Shares redeemed                                      (86)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      59,988                   34

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                      Six Months Ended
                                         June 30, 2001                                    Year Ended December 31,
                                                                 ----------------------------------------------------------------
INITIAL SHARES                              (Unaudited)          2000            1999           1998           1997          1996
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            14.65         14.64            14.93           12.99         10.60         11.70

Investment Operations:

Investment income--net                              .06(a)        .12(a)           .11(a)          .10           .06           .63

Net realized and unrealized gain
   (loss) on investments                           (.50)          .70              .95            1.94          2.40         (1.05)

Total from Investment Operations                   (.44)          .82             1.06            2.04          2.46          (.42)

Distributions:

Dividends from investment
   income--net                                     (.00)(b)      (.14)            (.10)           (.10)         (.01)         (.56)

Dividends in excess of
   investment income--net                          (--)             --              --              --          (.00)(b)      (.06)

Dividends from net realized gain
   on investments                                  (.31)         (.67)           (1.25)             --          (.06)           --

Paid-in capital                                     --              --              --              --            --          (.06)

Total Distributions                                (.31)         (.81)           (1.35)           (.10)         (.07)         (.68)

Net asset value, end of period                    13.90         14.65            14.64           14.93         12.99         10.60
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  (2.82)(c)      5.70             7.27           15.69         23.14         (3.62)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                              .46(c)         .87              .86             .83           .99           .93

Ratio of dividends on securities
   sold short to average net assets                  --            --               --              --           .02            --

Ratio of net investment income
   to average net assets                           .44(c)         .81              .70             .67           .38          4.12

Portfolio Turnover Rate                          43.01(c)      149.83           171.41          252.24        188.57        124.19
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   46,006        50,671           57,099          63,264        52,981       21,101

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Six Months Ended  Period Ended
                                                  June 30, 2001  December 31,
SERVICE SHARES                                      (Unaudited)          2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      14.65           14.65

Investment Operations:

Investment income--net                                      .04(b)          --

Net realized and unrealized gain (loss) on investments     (.49)            --

Total from Investment Operations                           (.45)            --

Distributions:

Dividends from investment income--net                      (.31)            --

Net asset value, end of period                            13.89           14.65
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                          (2.89)(c)         --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    .50(c)           --

Ratio of net investment income to average net assets       .34(c)           --

Decrease reflected in above expense ratios due to
undertakings by The Dreyfus Corporation                    .16(c)           --

Portfolio Turnover Rate                                  43.01(c)       149.83
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       834              1

(A)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Special Value Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $171 during the period ended June 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The portfolio may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the portfolio did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio' s average daily net assets and is payable monthly.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Dreyfus has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended June 30, 2001, Dreyfus waived receipt of fees of $486, pursuant to the undertaking.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2001, Service shares were charged $371 pursuant the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $46 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2001, amounted to $20,336,724 and $21,750,040, respectively.

At  June  30,  2001,  accumulated net unrealized appreciation on investments was
$5,051,046,   consisting   of   $7,229,483  gross  unrealized  appreciation  and
$2,178,437 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

                      For More Information

                        Dreyfus Variable Investment Fund, Special Value
                        Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  118SA0601



================================================================================

Dreyfus Variable
Investment Fund,
Quality Bond Portfolio

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,
                                                         Qualty Bond Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Quality Bond Portfolio, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with William Howarth, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

Of course, our economic perspectives may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

William Howarth, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Variable Investment Fund, Quality Bond Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2001, the portfolio's Initial shares produced a total return of 4.72% and its Service shares produced a total return of 4.54% .(1) In comparison, the portfolio's benchmark, the Lehman Brothers Aggregate Bond Index, produced a total return of 3.62% for the same period.(2 )

We attribute the fund's strong performance primarily to our sector allocation and security selection strategies. Improving prices for investment-grade corporate bonds drove the portfolio's performance. The portfolio also benefited from attractive returns from interest-rate-sensitive bonds, including U.S. Treasury and government agency securities.

What is the portfolio's investment approach?

The portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. Accordingly, the portfolio invests at least 80% of its assets in fixed-income securities, including corporate bonds; mortgage-related securities; collateralized mortgage obligations (" CMOs" ) and asset-backed securities that, when purchased, are A-rated or better or what we believe are the unrated equivalent; and in securities issued or guaranteed by the U.S. Government or its agencies or its instrumentalities. The portfolio may also invest up to 10% of its net assets in foreign securities. In addition, the portfolio may invest in high-grade commercial paper issued by U.S. corporations, certificates of deposit, time deposits and bankers' acceptances as well as municipal obligations and zero
coupon    securities.

When selecting investments, we conduct extensive analyses to identify those bond market sectors that we believe represent the most attrac

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

tive relative values. Generally, we strive to hold those securities until their true values are reached, or until other market sectors become more attractively valued.

What other factors influenced the portfolio's performance?

The portfolio benefited from changes in the market environment caused by deteriorating economic conditions and the Federal Reserve Board's (the "Fed") efforts to stimulate growth by reducing short-term interest rates.

When the period began, the U.S. economy was showing signs of weakness. In response, the Fed embarked on an aggressive campaign to avoid a recession, reducing short-term interest rates by 2.75 percentage points over six months. With yields on U.S. Government securities at low levels and stock prices falling, some investors turned to investment-grade corporate bonds for competitive returns, causing prices of those bonds to rise. Because the portfolio held approximately 37% of its assets in investment-grade corporate bonds during the period, it benefited greatly from the sector's rally.

The performance of bonds issued by industrial companies was particularly attractive during the second half of the period. That's because investors saw signs that economic recovery, if not imminent, was on the horizon. In anticipation of recovery, investors bid up the prices of bonds issued by economically sensitive businesses such as paper companies, mining companies and
oil    drillers.

In other areas of the bond market, we gradually reduced the portfolio's exposure to U.S. Treasury securities by locking in profits as interest rates fell. We also reduced our holdings of inflation-indexed treasuries when energy prices began to moderate and inflationary pressures dissipated. In the mortgage-backed securities sector, we reduced our holdings of non-agency mortgages to avoid the increased risks associated with higher prepayment rates. Instead, we favored U.S. Government agency securities that are generally less susceptible to prepayment risks.


What is the portfolio's current strategy?

With short-term interest rates at low levels, we believe that the Fed is near the end of the current easing cycle. Accordingly, we have continued to shift our focus from interest-rate-sensitive securities to those that respond primarily to changes in credit quality. For example, we have increased our holdings of commercial mortgage-backed securities, which currently offer attractive yields and are less likely to be affected than residential mortgages, should interest rates remain at current levels or rise modestly.

In addition to our substantial exposure to investment-grade corporate bonds, we have recently taken advantage of a limited number of opportunities among corporate bonds that are rated just below investment grade. These securities reached such low price levels during this time of economic weakness that, in our view, the potential for higher prices outweighs the likelihood of further declines. However, even with modestly greater exposure to lower rated bonds, the portfolio's overall credit quality remained within what we believed to be the high quality range.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)

STATEMENT OF INVESTMENTS


                                                                                               Principal
BONDS AND NOTES--89.8%                                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT AND AEROSPACE--2.6%

BE Aerospace,

   Sr. Sub. Notes, 8.875%, 2011                                                                 744,000  (a)             740,280

Goodrich (B.F.),

   Notes, 7%, 2038                                                                            2,616,000                2,230,723

Northrop-Grumman,

   Deb., 9.375%, 2024                                                                         1,164,000                1,249,176

U.S. Airways,

  Enhanced Equipment Notes,

   8.93%, 2009                                                                                  276,618                  268,730

                                                                                                                       4,488,909

ASSET-BACKED CTFS.--3.3%

Conseco Finance Securitizations,

   Ser. 2000-6, Cl. A1, 6.43%, 2032                                                           1,469,896                1,490,357

Residential Asset Securities,

   Ser. 2001-KS1, Cl. AI1, 5.593%, 2016                                                       1,418,358                1,421,903

Union Acceptance Corp. Securitization Owner Trust,

   Ser. 2000-D, Cl. A4, 6.89%, 2007                                                           2,750,000                2,845,601

                                                                                                                       5,757,861

AUTOMOTIVE--.2%

American Axle & Manufacturing,

   Sr. Sub. Notes, 9.75%, 2009                                                                  108,000                  109,080

Federal-Mogul,

   Notes, 7.875%, 2010                                                                        1,136,000                  170,400

                                                                                                                         279,480

BANKING--.8%

Sanwa Bank,

   Sub. Notes, 7.4%, 2011                                                                     1,520,000                1,468,414

CABLE TELEVISION--1.6%

Adelphia Communications,
   Sr. Notes, 10.25%, 2011                                                                    1,100,000                1,089,000

CSC Holdings,

   Notes, 7.625%, 2011                                                                        1,226,000  (a)           1,171,574

Charter Communications Holdings,

   Sr. Discount Notes, 11.75%, 2011                                                           1,009,000  (a)             590,265

                                                                                                                       2,850,839

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--11.0%

CS First Boston Mortgage Securities:

   Ser. 1998-C1, A1 A, 6.26%, 2040                                                            2,277,707                2,305,289

   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                           3,355,000                3,339,728


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Chase Manhattan Bank-First Union National Bank,

   Ser. 1999-1, Cl. Al, 7.134%, 2013                                                          1,340,617                1,386,837

Duke Weeks Industrial Trust,

   Ser. 2000-DW1, Cl. A2, 7.151%, 2010                                                        1,000,000  (a)           1,027,192

GE Capital Commercial Mortgage,

   Ser. 2001-1, Cl. Al, 6.079%, 2033                                                          3,152,637                3,125,544

GS Mortgage Securities II,

   Ser. 2001-LIB, Cl. A2, 6.615%, 2011                                                        1,948,000                1,944,652

Prudential Securities Secured Financing,

   Ser. 1999-C2, A1, 6.955%, 2031                                                             2,697,982                2,780,170

TIAA CMBS I Trust Commercial Mortgage,

   Ser. 1999-1, Cl. A, 7.17%, 2032                                                            3,292,954  (a)           3,395,036

                                                                                                                      19,304,448

FINANCIAL SERVICES--4.6%

Bombardier Capital,

   Medium-Term Notes, 5.625%, 2013                                                            1,500,000  (a)           1,503,764

CIT Group,

   Notes, 7.375%, 2003                                                                        3,000,000                3,113,016

 Meridian Funding,

  Floating Rate Notes, Ser. 2000-E,

   4.181%, 2005  (Insured; MBIA)                                                              1,450,000  (a,b)         1,452,619

 Wells Fargo Financial,

   Sr. Notes, 7%, 2005                                                                        2,000,000                2,080,972

                                                                                                                       8,150,371

FOREIGN--6.8%

British Telecommunications,

   Bonds, 8.625%, 2030                                                                        1,157,000                1,265,965

Cable & Wireless Optus Finance Property,

   Notes, 8%, 2010                                                                            2,700,000  (a)           2,888,055

Federative Republic of Brazil,

   Notes, 11%, 2040                                                                           1,230,000                  914,505

Marconi,

   Bonds, 8.375%, 2030                                                                        2,121,000                1,780,645

Metronet Communications,

   Sr. Discount Notes, 0/9.95%, 2008                                                          2,194,000  (b,c)         1,856,574

Petro-Canada,

   Deb., 7.875%, 2026                                                                         1,777,000                1,854,655

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN (CONTINUED)

Telus:

   Notes, 7.5%, 2007                                                                            452,000                  461,919

   Notes, 8%, 2011                                                                              843,000                  863,199

                                                                                                                      11,885,517

HOTELS AND MOTELS--.4%

Hilton Hotels,

   Notes, 7.625%, 2008                                                                          804,000                  785,139

INDUSTRIAL--.9%

Case:

   Notes, 6.25%, 2003                                                                           247,000                  216,728

   Notes, 7.25%, 2016                                                                           815,000                  569,122

Case Credit:

   Notes, 6.125%, 2003                                                                          123,000                  110,700

   Notes, 6.75%, 2007                                                                           163,000                  125,476

Eastman Kodak,

   Deb., 9.95%, 2018                                                                            400,000                  455,194

                                                                                                                       1,477,220

INSURANCE--.4%

Trenwick Capital Trust I,

   Gtd. Capital Securities, 8.82%, 2037                                                         764,000                  628,009

MEDICAL SUPPLIES--.4%

Johnson & Johnson,

   Deb., 8.72%, 2024                                                                            711,000                  783,669

MEDIA/ENTERTAINMENT--1.4%

Clear Channel Communications,

   Notes, 7.875%, 2005                                                                        2,400,000                2,522,878

MINING AND METALS--1.8%

Newmont Mining,

   Notes, 8.625%, 2011                                                                        1,306,000                1,291,654

Phelps Dodge,

   Sr. Notes, 9.5%, 2031                                                                      1,891,000                1,857,274

                                                                                                                       3,148,928

OIL AND GAS--1.3%

Ocean Energy,

   Sr. Sub. Notes, Ser. B, 8.875%, 2007                                                       1,350,000                1,414,125

R&B Falcon,

   Sr. Notes, Ser. B, 7.375%, 2018                                                              813,000                  806,594

                                                                                                                       2,220,719


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PAPER PRODUCTS--.7%

Georgia Pacific:

   Notes, 7.5%, 2006                                                                            310,000                  311,905

   Notes, 8.125%, 2011                                                                          490,000                  489,855

   Notes, 8.875%, 2031                                                                          405,000                  406,553

                                                                                                                       1,208,313

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--2.2%

Chase Mortgage Finance,

   Ser. 1998-S3, Cl. B3, 6.5%, 2013                                                             584,228  (a)             480,893

GE Capital Mortgage Services:

   Ser. 1996-14, Cl. 2B1, 7.25%, 2011                                                           636,340                  648,482

   Ser. 1996-17, Cl. 2B1, 7.25%, 2011                                                           614,249                  622,453

Norwest Asset Securities,

   Ser. 1998-13 Cl. B5, 6.25%, 2028                                                             241,048  (a)             181,548

PNC Mortgage Securities,

   Ser. 1997-3, Cl. 1B3, 7%, 2027                                                               301,454                  304,918

Residential Funding Mortgage Securities I:

   Ser. 1997-S19, Cl. M2, 6.5%, 2012                                                            972,302                  957,931

   Ser. 1997-S21, Cl. M2, 6.5%, 2012                                                            559,983                  551,656

   Ser. 1998-NS1, Cl. B1, 6.375%, 2009                                                          120,562  (a)             115,977

                                                                                                                       3,863,858

RETAIL--1.0%

Wal-Mart Stores,

   Sr. Notes, 6.55%, 2004                                                                     1,715,000                1,784,385

TECHNOLOGY--.4%

Computer Sciences,

   Notes, 6.75%, 2006                                                                           863,000                  855,756

TELECOMMUNICATION--3.0%

American Tower,

   Sr. Notes, 9.375%, 2009                                                                      541,000  (a)             507,188

Crown Castle International,

   Sr. Notes, 9.375%, 2011                                                                    1,418,000  (a)           1,286,835

Global Crossing Holdings,

   Sr. Notes, 8.7%, 2007                                                                        423,000  (a)             323,595

Lucent Technologies,

   Deb., 6.45%, 2029                                                                            309,000                  178,700

Nextel Communications,

   Sr. Notes, 9.5%, 2011                                                                        678,000                  533,078

   Sr. Serial Redeemable Notes, 9.375%, 2009                                                  1,357,000                1,078,815

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION (CONTINUED)

Nortel Networks,

   Notes, 6.125%, 2006                                                                          144,000                  124,407

Tritel PCS,

   Sr. Sub. Notes, 10.375%, 2011                                                                929,000                  854,680

Williams Communications Group,

   Sr. Notes, 10.875%, 2009                                                                   1,053,000                  431,730

                                                                                                                       5,319,028

TRANSPORTATION--1.1%

Terminal Railroad Association,

   First Mortgage, 4%, 2019                                                                   2,601,000                1,929,926

U.S. GOVERNMENTS--22.0%

U. S. Treasury Bonds:

   6.25%, 5/15/2030                                                                           4,446,000                4,716,228

   5.375%, 2/15/2031                                                                             71,000                   67,328

U. S. Treasury Notes:

   4.625%, 5/15/2006                                                                         25,544,000               25,200,689

   6.5%, 10/15/2006                                                                           7,189,000                7,648,090

U. S. Treasury Principal Strips,

   0%, 4/15/2029                                                                              2,500,000                1,076,020

                                                                                                                      38,708,355

U.S. GOVERNMENT AGENCIES--5.8%

Federal Home Loan Banks,

   Bonds, 4.75%, 6/28/2004                                                                    7,190,000                7,136,075

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          2,735,000  (d)           3,036,545

                                                                                                                      10,172,620

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--11.3%

Federal Home Loan Mortgage Corp.,

  REMIC Trust, Gtd. Pass-Through Ctfs.

  (Interest Only Obligations):

      Ser. 1916, Cl. P1, 7%, 12/15/2011                                                       2,568,340  (e)             429,247

      Ser. 1999, Cl. PW, 7%, 8/15/2026                                                        3,096,857  (e)             555,266

Federal National Mortgage Association:

   6.88%, 2/1/2028                                                                            1,352,342                1,346,156

   7%, 6/1/2029-9/1/2029                                                                      4,977,879                5,008,989

   REMIC Trust, Gtd. Pass-Through Ctfs.

      Ser. 1993-20, Cl. GC, 7%,  9/25/2019

      (Interest Only Obligation)                                                              2,121,428  (e)             152,128


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association I,

   8%, 9/15/2008                                                                                344,103                  359,802

Government National Mortgage Association II:

   6.5%                                                                                       6,736,000  (f)           6,647,590

   7%, 9/20/2028-7/20/2029                                                                      432,401                  435,945

   7.5%                                                                                       4,860,000  (f)           4,970,866

                                                                                                                      19,905,989

UTILITIES-ELECTRIC--3.6%

AES:

   Sr. Notes, 9.375%, 2010                                                                      443,000                  449,645

   Sr. Notes, 8.875%, 2011                                                                      356,000                  349,770

Calpine,

   Sr. Notes, 8.5%, 2011                                                                      1,685,000                1,627,001

Calpine Canada Energy Finance,

   Sr. Notes, 8.5%, 2008                                                                        409,000                  399,264

Exelon Generation,

   Sr. Notes, 6.95%, 2011                                                                       760,000  (a)             756,470

Long Island Lighting,

   Deb., 8.2%, 2023                                                                             977,000                  992,915

Mission Energy Holding,

   Sr. Secured Notes, 13.5%, 2008                                                             1,061,000  (a)           1,050,390

TXU Electric Capital V,

   Gtd. Capital Securities, 8.175%, 2037                                                        663,000                  654,622

                                                                                                                       6,280,077

UTILITIES-TELEPHONE--1.2%

AT&T:

   Notes, 6%, 2009                                                                              784,000                  733,985

   Notes, 6.5%, 2029                                                                            784,000                  671,374

SBC Communications,

   Notes, 5.75%, 2006                                                                           685,000                  679,369

                                                                                                                       2,084,728

TOTAL BONDS AND NOTES

   (cost $158,079,324)                                                                                               157,865,436

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
OTHER SECURITIES--4.2%                                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--3.6%

Abbey National Capital Trust I,

  Gtd. Non-Cumulative Trust Preferred Securities,

   8.963%, 6/30/2030                                                                          2,941,000  (g,h)         3,301,067

BNP Paribas Capital Trust,

  Non-Cumulative Preferred Securities,

   9.003%, 10/27/2010                                                                           895,000  (a),(g,h)       981,596

Barclays Bank,

  Step-Up Callable Perpetual Reserve Capital Instruments,

   7.375%, 2/15/2011                                                                            738,000  (a,g,h)         734,562

Dresdner Funding Trust I,

  Non-Cumulative Silent Partnership Ctfs.,

   8.151%, 6/30/2029                                                                          1,255,000  (a)           1,287,282

                                                                                                                       6,304,507

FINANCE--.6%

ING Capital Funding Trust III,

  Non-Cumulative Gtd. Trust Preferred Securities,

   8.439%, 2010                                                                                 952,000  (g,h)         1,011,957

TOTAL OTHER SECURITIES

   (cost $7,028,889)                                                                                                   7,316,464
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.9%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNCIATION;

Centaur Funding,

   Cum., $90.80
   (cost $1,588,859)                                                                              1,508  (a)           1,601,881


                                                                                               Principal
SHORT-TERM INVESTMENTS--7.6%                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER:

Equilon Enterprises,

   4.15%, 7/2/2001                                                                            5,585,000                5,584,356

Morgan (J.P.) Chase Securities,

   4.14%, 7/2/2001                                                                            5,000,000                4,999,425

Philip Morris Cos.,

   4.13%, 7/2/2001                                                                            2,750,000                2,749,685

TOTAL SHORT-TERM INVESTMENTS

   (cost $13,333,466 )                                                                                                13,333,466
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $180,030,538)                                                            102.5%              180,117,247

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.5%)              (4,429,026)

NET ASSETS                                                                                       100.0%              175,688,221

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2001,
     THESE SECURITIES AMOUNTED TO $22,077,002 OR 12.6% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
     BECOMES EFFECTIVE.

(D)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
     CHANGES TO THE COUSUMER PRICE INDEX.

(E)  NOTIONAL FACE AMOUNT SHOWN.

(F)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(G)  THE STATED INTEREST RATE IS IN EFFECT UNTIL A SPECIFIED DATE AT WHICH TIME
     THE INTEREST RATE BECOMES SUBJECT TO PERIODIC CHANGE.

(H)  DATE SHOWN REPRESENTS THE EARLIEST DATE THE ISSUER MAY REDEEM THE SECURITY

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           180,030,538   180,117,247

Cash                                                                  8,191,230

Receivable for investment securities sold                            31,380,431

Interest receivable                                                   1,788,497

Paydowns receivable                                                      13,139

Prepaid expenses                                                            222

                                                                    221,490,766
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           102,714

Payable for investment securities purchased                          45,670,692

Payable for shares of Beneficial Interest redeemed                          378

Accrued expenses                                                         28,761

                                                                     45,802,545
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      175,688,221
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     173,791,441

Accumulated undistributed investment income--net                        925,045

Accumulated net realized gain (loss) on investments                     885,026

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                                86,709
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      175,688,221

NET ASSET VALUE PER SHARE

                                                                                              Initial Shares      Service Shares
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                                                   169,396,425      6,291,796

Shares Outstanding                                                                                14,547,231        541,134
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                                          11.64          11.63

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,360,305

EXPENSES:

Investment advisory fee--Note 3(a)                                     533,596

Custodian fees--Note 3(b)                                               34,974

Professional fees                                                       17,898

Prospectus and shareholders' reports                                    17,218

Registration fees                                                        7,597

Trustees' fees and expenses--Note 3(c)                                   6,830

Distribution fees--Note 3(b)                                             3,095

Shareholder servicing costs--Note 3(b)                                   1,430

Miscellaneous                                                           12,860

TOTAL EXPENSES                                                         635,498

INVESTMENT INCOME--NET                                               4,724,807
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              4,263,118

Net unrealized appreciation (depreciation) on investments          (1,588,296)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,674,822

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 7,399,629

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001            Year Ended
                                             (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,724,807           8,176,192

Net realized gain (loss) on investments         4,263,118           2,695,421

Net unrealized appreciation (depreciation)
   on investments                              (1,588,296)          3,435,606

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    7,399,629          14,307,219
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                (3,989,344)          (8,181,686)

Service shares                                   (59,203)                 --

TOTAL DIVIDENDS                               (4,048,547)          (8,181,686)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 29,510,400          32,655,959

Service shares                                  6,794,191                 500

Dividends reinvested:

Initial shares                                  3,989,344           8,181,686

Service shares                                     59,203                 --

Cost of shares redeemed:

Initial shares                               (16,336,641)         (33,900,354)

Service shares                                  (564,998)                 --

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      23,451,499            6,937,791

TOTAL INCREASE (DECREASE) IN NET ASSETS       26,802,581           13,063,324
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           148,885,640          135,822,316

END OF PERIOD                                 175,688,221          148,885,640

Undistributed investment income--net              925,045             338,211


                                         Six Months Ended
                                            June 30, 2001            Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     2,542,942           2,948,825

Shares issued for dividends reinvested            343,138             744,039

Shares redeemed                               (1,407,115)          (3,102,260)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,478,965             590,604
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       584,780                 44

Shares issued for dividends reinvested              5,100                 --

Shares redeemed                                  (48,790)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     541,090                 44

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                        Six Months Ended
                                        June 30, 2001(c)                                     Year Ended December 31,
                                                                 -------------------------------------------------------------------
INITIAL SHARES                              (Unaudited)          2000            1999         1998            1997            1996

PER SHARE DATA ($):

Net asset value,
   beginning of period                            11.39         10.89           11.50         11.73          11.50           11.81

Investment Operations:

Investment income--net                              .35           .68             .62           .67           .73             .66

Net realized and unrealized gain
   (loss) on investments                            .18           .50            (.61)         (.04)          .32            (.31)

Total from Investment Operations                    .53          1.18             .01           .63          1.05             .35

Distributions:

Dividends from investment
   income--net                                    (.28)         (.68)           (.62)        (.68)           (.73)           (.66)

Dividends from net realized gain
   on investments                                    --           --              --         (.18)           (.09)           --

Total Distributions                               (.28)         (.68)           (.62)        (.86)           (.82)           (.66)

Net asset value, end of period                    11.64        11.39           10.89        11.50           11.73           11.50
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  9.52(a)      11.20             .18         5.49            9.42            3.13
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                            .77(a)           .72            .74         .73             .75             .79

Ratio of interest expense to
   average net assets                              --              --             --           --            .02              --

Ratio of net investment income
   to average net assets                        5.76(a)          6.12            5.66        5.74           6.27            5.86

Portfolio Turnover Rate                       669.12(b)        917.75          521.51      244.95         374.76          258.36
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  169,396       148,885         135,822     121,461         88,292         60,936

(A)  ANNUALIZED.

(B)  NOT ANNUALIZED.

(C)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE
     FOR THE PERIOD ENDED JUNE 30, 2001 WAS TO DECREASE NET INVESTMENT INCOME
     PER SHARE BY $.02, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS PER SHARE BY $.02, AND DECREASE THE RATIO OF NET INVESTMENT
     INCOME TO AVERAGE NET ASSETS FROM 5.98% TO 5.76%. PER SHARE DATA AND
     RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

SEE NOTES TO FINANCIAL STATEMENTS.


                                               Six Months Ended  Period Ended
                                               June 30, 2001(d)  December 31,
SERVICE SHARES                                      (Unaudited)       2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      11.39         11.39

Investment Operations:

Investment income--net                                      .30           --

Net realized and unrealized gain (loss) on investments      .22           --

Total from Investment Operations                            .52           --

Distributions:

Dividends from investment income--net                     (.28)           --

Net asset value, end of period                            11.63         11.39
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                        9.16(b)             --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  .97(b)           --

Ratio of net investment income to average net assets    5.54(b)           --

Portfolio Turnover Rate                               669.12(c)         917.75
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     6,292              1

(A)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B)  ANNUALIZED.

(C)  NOT ANNUALIZED.

(D) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JUNE 30, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.01, AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.77% TO 5.54%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Quality Bond Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon
Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations, expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount and premiums on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

On June 29, 2001, the Board of Trustees declared a cash dividend of .056 per share from undistributed investment income-net payable on July 2, 2001 (ex-dividend date) to shareholders of record as of the close of business on June 29, 2001.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $3,054,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2007.

NOTE 2--Bank Lines of Credit:

The portfolio may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the portfolio did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and to dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2001, Service shares were charged $3,095 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc. a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $201 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $34,974 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receives 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended June 30, 2001, amounted to $1,029,209,771 and $1,037,220,085, respectively.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At June 30, 2001, accumulated net unrealized depreciation on investments was $86,709, consisting of $1,566,655 gross unrealized appreciation and $1,479,946 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle

As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on debt securities on a scientific basis. Prior to January 1, 2001, the portfolio did not amortize premiums on debt securities and amortized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the portfolio, but resulted in a $89,426 reduction in accumulated undistributed investment income-net and a corresponding $89,426 increase in accumulated net unrealized appreciation (depreciation) , based on securities held by the portfolio on January 1, 2001.

The effect of this change for the period ended June 30, 2001 was to decrease net investment income by $185,219, increase net unrealized appreciation (depreciation) by $81,176 and increase net realized gains (losses) by $104,043. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.


                      For More Information

                        Dreyfus Variable Investment Fund, Quality Bond Portfoli 200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  120SA0601



================================================================================

Dreyfus Variable
Investment Fund,
Small Cap Portfolio

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,
                                                            Small Cap Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Variable Investment Fund, Small Cap Portfolio, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Paul Kandel and Hilary Woods.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

In our view, the implications of this economic scenario may be positive for the stock market. Better economic times generally tend to lead to increased sales and profits for many companies, especially those that are sensitive to changes in the economic cycle. A stronger economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies whose valuations dropped during the recent economic downturn.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Variable Investment Fund, Small Cap Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2001, Dreyfus Variable Investment Fund, Small Cap Portfolio produced total returns of -4.54% for its Initial shares and -4.71% for its Service shares.(1) This compares with a total return of 6.94% for the portfolio' s benchmark, the Russell 2000 Index (the "Index"), for the same period.(2)

In general, small-cap stocks provided better returns than their large-cap counterparts during the reporting period. A slowdown in the U.S. economy and declining corporate profits also contributed to the portfolio's performance. While the portfolio benefited from this trend to a degree, setbacks in some of the portfolio's individual holdings caused performance to lag that of the Index

What is the portfolio's investment approach?

The portfolio invests primarily in a diversified group of small-cap companies, focusing on those believed to be new leaders in their industries. Typically, these companies are characterized by new or innovative products or services that have the potential to enhance earnings or revenue growth. We also consider factors that we believe are likely to affect a stock's performance, such as changes in a company' s management or organizational structure.

Our investment approach targets both growth-oriented stocks (those of companies with earnings or revenues that are expected to grow faster than the overall market) , value-oriented stocks (those that appear underpriced according to a variety of financial measurements) and stocks that exhibit both growth and value characteristics. We further diversify among the market's various industries and sectors, supervising a team of sector managers, each of whom makes buy-and-sell recommendations within their respective areas of expertise.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

The first six months of 2001 proved to be an exceptionally volatile period for the market. Slowing U.S. economic performance forced a wide range of companies to announce lower than expected financial results. Unsettled by the market's downward drift, investors generally tended to punish the stock of any company that reported even slightly disappointing news. As a result, most broad market indices, such as the S&P 500 Index and the Dow Jones Industrial Average,
suffered    significant    declines.

Generally, small-cap stocks fared better than other segments of the market. That' s because many small-cap stocks offered investors greater prospects for growth at lower price/earnings ratios than large-cap stocks. Small-cap stocks also benefited from declining interest rates, which eased cost-effective access to business capital for small companies. These advantages enabled the Index to post modest gains for the period. However, the portfolio held several stocks that failed to meet expectations, resulting in lower returns than the Index in key industry groups.

Technology proved to be the portfolio's worst performing area. Most technology stocks declined during the period, but especially disappointing financial developments at companies such as TranSwitch, Netegrity and Aeroflex drove the portfolio' s holdings down more steeply than those of the Index. The portfolio's relative performance also suffered because of its greater asset allocation to technology stocks compared to the Index.

Weak results in the health care and consumer areas also played a significant role in the portfolio's disappointing performance when compared to the Index. In health care, the portfolio was hurt by earnings shortfalls from two information service providers, Dendrite International and IDX Systems. In the consumer area, which produced positive returns for the Index, the stock prices of several portfolio holdings, such as Mediacom Communications and PepsiAmericas, fell sharply on concerns resulting from large acquisitions.


On the other hand, good performance in the transport, materials and processing and utilities industry groups helped offset some of the portfolio's losses. In transports, the portfolio benefited from successful growth models such as regional airline SkyWest. Within materials and processing and utilities, the portfolio benefited from a variety of company-specific events. For example, the portfolio's investments in U.S. Steel rose in response to the company's reorganization plans and bottoming fundamentals, and IPALCO' s share price climbed when the utility company was taken over.

What is the portfolio's current strategy?

As of the end of the reporting period, we continue to find a large number of attractive investments in the energy and materials and processing areas and relatively few in the consumer and financial areas. In our view, today's marketplace offers a wide selection of small-cap stocks that have attractive valuations relative to their large-cap counterparts. We believe that many of these companies are positioned to perform well in the current slowing economic environment.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)



COMMON STOCKS--95.4%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--2.7%

Dendrite International                                                                          350,000  (a)           3,885,000

Schein(Henry)                                                                                   137,000  (a)           5,240,250

Valassis Communications                                                                         275,000  (a)           9,845,000

                                                                                                                      18,970,250

CONSUMER NON-DURABLES--3.7%

Dial                                                                                            675,000                9,618,750

Dreyer's Grand Ice Cream                                                                        300,000                8,370,000

Tommy Hilfiger                                                                                  600,000  (a)           8,400,000

                                                                                                                      26,388,750

CONSUMER SERVICES--7.1%

Emmis Communications, Cl. A                                                                     305,000  (a)           9,378,750

Mediacom Communications                                                                         525,000  (a)           9,271,500

Meredith                                                                                        285,000               10,205,850

Six Flags                                                                                       515,000  (a)          10,835,600

Station Casinos                                                                                 440,000  (a)           7,040,000

Sun International Hotels                                                                        125,000  (a)           3,375,000

                                                                                                                      50,106,700

ELECTRONIC TECHNOLOGY--11.9%

Aeroflex                                                                                        550,000  (a)           5,775,000

Alpha Industries                                                                                325,000  (a)           9,603,750

Centillium Communications                                                                       225,000  (a)           5,566,500

Elantec Semiconductor                                                                           315,000  (a)          10,643,850

Exar                                                                                            425,000  (a)           8,398,000

Harris                                                                                          335,000                9,115,350

L-3 Communications Holdings                                                                     117,000  (a)           8,927,100

LTX                                                                                             350,000  (a)           8,946,000

Plexus                                                                                          287,000  (a)           9,471,000

Robotic Vision Systems                                                                          240,000  (a)             396,000

TranSwitch                                                                                      620,900  (a)           6,829,900

                                                                                                                      83,672,450

ENERGY MINERALS--5.6%

Cabot Oil & Gas, Cl. A                                                                          325,000                7,930,000

EXCO Resources                                                                                   35,400  (a)             642,510

Evergreen Resources                                                                             200,000  (a)           7,600,000

Newpark Resources                                                                               700,000  (a)           7,770,000

Ocean Energy                                                                                    500,000                8,725,000



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY MINERALS (CONTINUED)

Torch Offshore                                                                                  725,000  (b)           7,213,750

                                                                                                                      39,881,260

FINANCE--16.7%

Astoria Financial                                                                               155,000                8,525,000

Bank United                                                                                     250,000                   82,500

City National                                                                                   225,000                9,965,250

Cullen/Frost Bankers                                                                            280,000                9,478,000

Dime Bancorp                                                                                    160,000                5,960,000

First Midwest Bancorp                                                                           305,000                9,409,250

First Virginia Banks                                                                            200,000                9,424,000

Gallagher (Arthur J.) & Co.                                                                     360,000                9,360,000

Harbor Florida Bancshares                                                                       385,000                7,372,750

Horace Mann Educators                                                                           425,000                9,158,750

Mercury General                                                                                 255,000                8,917,350

OceanFirst Financial                                                                            192,500                4,993,450

Protective Life                                                                                 318,000               10,929,660

RenaissanceRe Holdings                                                                          137,500               10,188,750

Texas Regional Bancshares, Cl. A                                                                100,000                4,029,000

                                                                                                                     117,793,710

HEALTH SERVICES--4.2%

Beverly Enterprises                                                                             950,000  (a)          10,165,000

IDX Systems                                                                                     365,000  (a)           5,475,000

Mid Atlantic Medical Services                                                                   175,000  (a)           3,137,750

Renal Care Group                                                                                325,000  (a)          10,689,250

                                                                                                                      29,467,000

HEALTH TECHNOLOGY--3.5%

Alkermes                                                                                        255,000  (a)           8,950,500

Alpharma, Cl. A                                                                                 215,000                5,858,750

ESC Medical Systems                                                                             345,800  (a)           9,976,330

                                                                                                                      24,785,580

INDUSTRIAL SERVICES--1.5%

Gardner Denver                                                                                  125,000  (a)           2,568,750

Global Industries                                                                               631,600  (a)           7,876,052

                                                                                                                      10,444,802

NON-ENERGY MINERALS--3.1%

Century Aluminum                                                                                 50,000                  802,000

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NON-ENERGY MINERALS (CONTINUED)

Minerals Technologies                                                                           225,000                9,657,000

USX-U.S. Steel Group                                                                            550,000               11,082,500

                                                                                                                      21,541,500

PROCESS INDUSTRIES--7.0%

Agrium                                                                                          700,000                7,000,000

Albany International, Cl. A                                                                     400,000  (a)           7,560,000

CUNO                                                                                            250,000  (a)           7,500,000

Crown Cork & Seal                                                                               900,000                3,375,000

Intertape Polymer Group                                                                         376,600  (a)           5,117,994

OM Group                                                                                        159,000                8,943,750

Packaging Corp of America                                                                       636,000  (a)           9,877,080

                                                                                                                      49,373,824

PRODUCER MANUFACTURING--6.1%

Crane                                                                                           365,000               11,315,000

Harsco                                                                                          395,000               10,716,350

Hexcel                                                                                          300,000  (a)           3,825,000

MagneTek                                                                                        600,000  (a)           7,500,000

Power-One                                                                                       450,000  (a)           7,488,000

Silgan Holdings                                                                                  30,600  (a)             537,336

Titan International                                                                             431,000                1,758,480

                                                                                                                      43,140,166

RETAIL TRADE--2.4%

Linens'n Things                                                                                 325,000  (a)           8,879,000

Pacific Sunwear of California                                                                   360,000  (a)           8,074,800

                                                                                                                      16,953,800

TECHNOLOGY SERVICES--13.4%

Agile Software                                                                                  435,000  (a)           7,395,000

Apria Healthcare Group                                                                          375,000  (a)          10,818,750

Global Payments                                                                                 425,000               12,792,500

Integrated Circuit Systems                                                                      515,000  (a)           9,888,000

LifePoint Hospitals                                                                             250,000  (a)          11,070,000

Midway Games                                                                                    400,000  (a)           7,400,000

National Data                                                                                   330,000               10,692,000

Netegrity   300,000                                                                                 (a)                9,000,000

Network Associates                                                                              550,000  (a)           6,847,500

WebEx Communications                                                                            325,000                8,664,500

                                                                                                                      94,568,250


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION--3.5%

Forward Air                                                                                     320,000  (a)           9,584,000

SkyWest                                                                                         325,000                9,100,000

Swift Transportation                                                                            300,000  (a)           5,778,000

                                                                                                                      24,462,000

UTILITIES--3.0%

ALLETE                                                                                          400,000                9,000,000

Montana Power                                                                                   450,000                5,220,000

Vectren                                                                                         335,000                6,934,500

                                                                                                                      21,154,500

TOTAL COMMON STOCKS

   (cost $671,889,467)                                                                                               672,704,542
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--8.8%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   3.73%, 7/19/2001                                                                             150,000                  149,766

   3.61%, 8/9/2001                                                                           36,030,000               35,901,373

   3.50%, 8/16/2001                                                                             686,000                  683,030

   3.57%, 8/23/2001                                                                          15,656,000               15,578,190

   3.52%, 8/30/2001                                                                             175,000                  173,995

   3.41%, 9/13/2001                                                                           7,634,000                7,579,341

   3.35%, 9/20/2001                                                                           1,565,000                1,553,262

   3.53%, 9/27/2001                                                                             238,000                  235,967

TOTAL SHORT-TERM INVESTMENTS

   (cost $61,838,960)                                                                                                 61,854,924
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $733,728,427)                                                            104.2%              734,559,466

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (4.2%)             (29,333,573)

NET ASSETS                                                                                       100.0%              705,225,893

(A) NON-INCOME PRODUCING.

(B) INVESTMENTS IN NON-CONTROLLED AFFILIATES (COST $10,553,779)--SEE NOTE 1(D).

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           733,728,427   734,559,466

Cash                                                                    252,100

Receivable for investment securities sold                             2,533,289

Dividends receivable                                                    292,955

Prepaid expenses                                                         76,051

                                                                    737,713,861
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           432,149

Payable for investment securities purchased                          31,356,418

Payable for shares of Beneficial Interest redeemed                      637,293

Accrued expenses                                                         62,108

                                                                     32,487,968
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      705,225,893
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     648,370,175

Accumulated undistributed investment income--net                      1,157,473

Accumulated net realized gain (loss) on investments                  54,867,206

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                               831,039
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      705,225,893


NET ASSET VALUE PER SHARE

                                                                                              Initial Shares    Service Shares
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                                                   703,675,917       1,549,976

Shares Outstanding                                                                                18,370,137          40,538
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                                          38.31           38.24

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends:

   Unaffiliated issuers                                              2,466,231

   Affiliated issuers--Note 1(d)                                        21,465

Interest                                                             1,357,065

TOTAL INCOME                                                         3,844,761

EXPENSES:

Investment advisory fee--Note 3(a)                                   2,524,329

Prospectus and shareholders' reports                                    63,910

Trustees' fees and expenses--Note 3(c)                                  29,566

Custodian fees--Note 3(b)                                               26,433

Professional fees                                                       22,863

Loan commitment fees--Note 2                                             6,969

Distribution fees--Note 3(b)                                               710

Shareholder servicing costs--Note 3(b)                                     696

Registration fees                                                          380

Miscellaneous                                                            3,333

TOTAL EXPENSES                                                       2,679,189

INVESTMENT INCOME--NET                                               1,165,572
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

   Unaffiliated issuers                                             59,954,967

   Affiliated issuers--Note 1(d)                                      (130,000)

NET REALIZED GAIN (LOSS)                                            59,824,967

Net unrealized appreciation (depreciation) on investments:

   Unaffiliated issuers                                            (93,888,837)

   Affiliated issuers--Note 1(d)                                       716,450

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS          (93,172,387)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (33,347,420)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (32,181,848)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001         Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,165,572           3,275,735

Net realized gain (loss) on investments        59,824,967         534,856,048

Net unrealized appreciation (depreciation)
   on investments                             (93,172,387)       (362,785,189)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (32,181,848)        175,346,594
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                (1,262,425)          (2,862,140)

Service shares                                      (766)                 --

Net realized gain on investments:

Initial shares                                (1,385,160)        (299,491,593)

Service shares                                      (841)                 --

TOTAL DIVIDENDS                               (2,649,192)        (302,353,733)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 86,616,908         261,962,770

Service shares                                  1,619,691                500

Dividends reinvested:

Initial shares                                  2,647,585         302,353,733

Service shares                                      1,607                 --

Cost of shares redeemed:

Initial shares(b)                            (38,797,318)      (1,044,936,594)

Service shares                                  (102,534)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           51,985,939         (480,619,591)

TOTAL INCREASE (DECREASE) IN NET ASSETS       17,154,899         (607,626,730)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           688,070,994        1,295,697,724

END OF PERIOD                                 705,225,893          688,070,994

Undistributed investment income--net            1,157,473            1,255,092


                                         Six Months Ended
                                            June 30, 2001         Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     2,248,747           3,684,605

Shares issued for dividends reinvested             73,097           7,830,529

Shares redeemed                                (1,025,330)        (13,974,013)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,296,514          (2,458,879)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                        42,563                 12

Shares issued for dividends reinvested                 45                 --

Shares redeemed                                    (2,082)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      40,526                 12

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

(B) DURING THE PERIOD ENDED DECEMBER 31, 2000, THE PORTFOLIO DISTRIBUTED TO A REDEEMING SHAREHOLDER PORTFOLIO SECURITIES AND CASH VALUED AT $817,689,880 ON THE DATE OF REDEMPTION.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                      Six Months Ended
                                         June 30, 2001                                      Year Ended December 31,
                                                                 -------------------------------------------------------------------
INITIAL SHARES                              (Unaudited)          2000            1999           1998            1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            40.30         66.34           53.91           57.14          52.08         46.13

Investment Operations:

Investment income--net                              .07(a)        .17(a)          .04(a)          .04            .07           .10

Net realized and unrealized gain
   (loss) on investments                          (1.91)         7.16           12.43           (2.21)          8.49          7.53

Total from Investment Operations                  (1.84)         7.33           12.47           (2.17)          8.56          7.63

Distributions:

Dividends from investment
   income--net                                    (.07)         (.27)           (.04)            (.00)(b)       (.07)         (.10)

Dividends from net realized gain
   on investments                                 (.08)       (33.10)             --            (1.06)         (3.43)        (1.51)

Dividends in excess of net
   realized gain on investments                    (--)           --              --              --             --           (.07)

Total Distributions                               (.15)       (33.37)           (.04)          (1.06)          (3.50)        (1.68)

Net asset value, end of period                   38.31         40.30           66.34           53.91           57.14         52.08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 (4.54)(c)     13.31           23.15           (3.44)          16.75         16.60
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net
   assets                                         .39(c)         .78             .78             .77             .78           .79

Ratio of net investment income
   to average net assets                          .17(c)         .24             .07             .07             .12           .24

Portfolio Turnover Rate                         66.08(c)       64.99           40.60           75.04           79.00         89.10
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                703,676        688,070       1,295,698       1,246,804       1,274,292       960,365

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                              Six Months Ended
                                                 June 30, 2001  Period Ended
SERVICE SHARES                                     (Unaudited)  December 31,
                                                                       2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     40.30           40.30

Investment Operations:

Investment income--net                                     .01(b)           --

Net realized and unrealized gain (loss) on investments   (1.92)             --

Total from Investment Operations                         (1.91)             --

Distributions:

Dividends from investment income--net                     (,07)             --

Dividends from net realized gain on investments           (.08)             --

Total Distributions                                       (.15)             --

Net asset value, end of period                           38.24           40.30
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                         (4.71)(c)          --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    .58(c)           --

Ratio of net investment income to average net assets       .01(c)           --

Portfolio Turnover Rate                                  66.08(c)        64.99
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    1,550              1

(A)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Small Cap Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of the Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

terms of the custody agreement, the portfolio received net earnings credits of $11,622 during the period ended June 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) AFFILIATED ISSUERS: Issuers in which the portfolio held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended June 30, 2001:


                                                                    Shares
                                      ------------------------------------------------------------------
                                      Beginning                                            End of        Dividend          Market
Name of issuer                        of Period      Purchases               Sales         Period        Income($)       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Titan International((+))              1,431,000         --               1,000,000        431,000          21,465        1,758,480

Torch Offshore                            --           725,000                 --         725,000              --        7,213,750

TOTAL                                                                                                      21,465

((+))No longer an affiliated issuer as of June 30, 2001.

(E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(F) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2001, Service shares were charged $710 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $200 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $26,433 pursuant to the custody agreement.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) During the period ended June 30, 2001, the portfolio incurred total brokerage commissions of $1,015,182, of which $5,056 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2001:

                                      Purchases ($)           Sales ($)
--------------------------------------------------------------------------------

Unaffiliated issuers                    469,937,903         412,927,447

Affiliated issuers                        1,869,920           4,620,000

     TOTAL                              471,807,823         417,547,447

At  June  30,  2001,  accumulated net unrealized appreciation on investments was
$831,039,   consisting   of   $68,992,512   gross  unrealized  appreciation  and
$68,161,473 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                      For More Information

                        Dreyfus Variable Investment Fund, Small Cap Portfolio 200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  121SA0601






================================================================================

Dreyfus Variable
Investment Fund,
Disciplined Stock
Portfolio

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                    Disciplined Stock Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Variable Investment Fund, Disciplined Stock Portfolio, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Bert J. Mullins.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

In our view, the implications of this economic scenario may be positive for the stock market. Better economic times generally tend to lead to increased sales and profits for many companies, especially those that are sensitive to changes in the economic cycle. A stronger economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies whose valuations dropped during the recent economic downturn.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

Bert J. Mullins, Portfolio Manager

How did Dreyfus Variable Investment Fund, Disciplined Stock Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2001, the portfolio's total return was -7.43% for its Initial shares and -7.52% for its Service shares.(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the portfolio's benchmark, was -6.69%.(2)

We attribute these results to the poor performance from several individual stocks, most notably among major networking and telecommunications-related technology stocks. These disappointments, coupled with unusually volatile market conditions, which did not generally favor the portfolio' s disciplined, quantitative investment approach, caused overall performance to slightly trail that of the S& P 500 Index.

What is the portfolio's investment approach?

The portfolio seeks investment returns (consistency of capital appreciation and income) that are greater than the total return performance of stocks represented by the S&P 500 Index. The portfolio invests in a diversified array of large companies that meet our standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria but also exhibit what we believe to be higher than expected earnings potential. A team of experienced analysts examines the fundamentals of what we believe are the top candidates. The portfolio manager then decides which stocks to purchase, and whether any current holdings should be sold.

In addition to identifying attractive investment opportunities, our approach is designed to manage the risks associated with market timing and sector and industry exposure. Market timing refers to the prac
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

tice of attempting to benefit from gains and declines in the overall market by adjusting the percentage of a portfolio's assets that are invested in the market at any one time. We do not believe that the advantages of attempting to time the market or rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal typically is to look to remain neutral to the industry and sector allocations of the S& P 500 Index.

The result has been a broadly diversified portfolio of carefully selected stocks. At the end of the recent six-month period, the portfolio held positions in approximately 146 stocks across 11 economic sectors. Our 10 largest holdings accounted for approximately 24% of the portfolio, so that the portfolio's performance was not overly dependent on any one stock but was determined by a large number of securities.

What other factors influenced the portfolio's performance?

The U.S. stock market experienced high levels of volatility throughout the reporting period, largely caused by weakening economic performance. Technology stocks were hardest hit, driving the S&P 500 Index lower for the period as a whole. In addition, the portfolio's technology holdings performed slightly worse than the benchmark. Although the portfolio benefited by avoiding some of the poorest performing technology stocks within the S&P 500 Index, such as JDS Uniphase and Lucent, overall returns suffered because we held a higher percentage than the Index in other weak stocks, such as Cisco Systems, Nokia, Corning and Tellabs.

In a host of other unrelated areas, the portfolio generally fared better. For example, the portfolio's performance was enhanced by large holdings in two consumer-related companies, Best Buy and Lowe's Cos., both of which benefited from surprisingly strong levels of consumer spending despite the weakening economy. In other instances, the portfolio benefited by avoiding poorly performing investments, such as Merck & Co. and Bristol-Myers Squibb, two pharmaceutical companies that retreated from lofty valuations reached in the previous year. Finally, in the financial group, the portfolio produced better returns than the S& P 500 Index by holding a relatively small position in American International Group, an insurer that lagged behind other financial stocks on valuation concerns.

In general, we were disappointed with the performance of the quantitative model that helps the portfolio choose securities. High levels of market volatility undermined the effectiveness of our model, which depends on using data from one month to identify stocks that will outperform during the next. Astute fundamental stock analysis enabled the portfolio to partially compensate for
these    difficulties.

What is the portfolio's current strategy?

As of June 30, 2001, we continue to employ the portfolio's sector-neutral asset allocation strategy, which is designed to manage certain risks by apportioning assets among various industry groups in the same proportions as the S&P 500 Index.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio



STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)

COMMON STOCKS--98.5%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.8%

Anheuser-Busch Cos.                                                                              28,700                1,182,440

Philip Morris Cos.                                                                               45,100                2,288,825

                                                                                                                       3,471,265

CONSUMER CYCLICAL--8.6%

BJ's Wholesale Club                                                                               7,700  (a)             410,102

Best Buy                                                                                         17,700  (a)           1,124,304

CVS                                                                                              16,900                  652,340

Costco Wholesale                                                                                 27,900  (a)           1,146,132

Federated Department Stores                                                                      16,600  (a)             705,500

Harley-Davidson                                                                                  11,700                  550,836

Home Depot                                                                                       45,000                2,094,750

Johnson Controls                                                                                  5,700                  413,079

Kohl's                                                                                           19,800  (a)           1,242,054

Lowe's Cos.                                                                                      24,200                1,755,710

Marriott International, Cl. A                                                                    13,200                  624,888

RadioShack                                                                                       18,100                  552,050

Target                                                                                           56,900                1,968,740

Wal-Mart Stores                                                                                  80,700                3,938,160

                                                                                                                      17,178,645

CONSUMER STAPLES--5.2%

Archer-Daniels-Midland                                                                           54,200                  704,600

Avon Products                                                                                    17,500                  809,900

Coca-Cola                                                                                        36,150                1,626,750

Estee Lauder Cos., Cl. A                                                                         12,600                  543,060

Fortune Brands                                                                                   11,500                  441,140

General Mills                                                                                    22,000                  963,160

Heinz (H.J.)                                                                                     18,400                  752,376

Hershey Foods                                                                                     8,700                  536,877

Kraft Foods, Cl. A                                                                                8,400                  260,400

PepsiCo                                                                                          20,700                  914,940

Quaker Oats                                                                                      14,000                1,277,500

Ralston Purina                                                                                   29,900                  897,598

Wrigley, (Wm.) Jr.                                                                               11,700                  548,145

                                                                                                                      10,276,446

ENERGY RELATED--8.1%

Anadarko Petroleum                                                                               16,000                  864,480

Apache                                                                                           13,400                  680,050



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

Diamond Offshore Drilling                                                                        12,400                  409,820

El Paso                                                                                          22,959                1,206,266

Exxon Mobil                                                                                      69,000                6,027,150

Halliburton                                                                                      14,500                  516,200

Kerr-McGee                                                                                       15,970                1,058,332

Nabors Industries                                                                                 8,800  (a)             327,360

Noble Drilling                                                                                   16,200  (a)             530,550

Phillips Petroleum                                                                               16,000                  912,000

Public Service Enterprise Group                                                                  14,900                  728,610

Texaco                                                                                           42,400                2,823,840

                                                                                                                      16,084,658

HEALTH CARE--12.5%

Abbott Laboratories                                                                              49,100                2,357,291

American Home Products                                                                           38,900                2,273,316

AmeriSource Health, Cl. A                                                                        15,600  (a)             862,680

Amgen                                                                                            30,100  (a)           1,826,468

Baxter International                                                                              9,200                  450,800

Cardinal Health                                                                                   7,700                  531,300

Elan, ADS                                                                                        16,300  (a)             994,300

Genentech                                                                                         9,400  (a)             517,940

Genzyme- General Division                                                                        16,700  (a)           1,018,700

King Pharmaceuticals                                                                             15,300  (a)             822,375

Lilly (Eli) & Co.                                                                                22,399                1,657,526

Medtronic                                                                                        18,000                  828,180

Pfizer                                                                                          133,062                5,329,133

Pharmacia                                                                                        34,500                1,585,275

Quest Diagnostics                                                                                21,500  (a)           1,609,275

Schering-Plough                                                                                  25,600                  927,744

UnitedHealth Group                                                                               12,800                  790,400

Waters                                                                                           13,700  (a)             378,257

                                                                                                                      24,760,960

INTEREST SENSITIVE--21.8%

ACE                                                                                              18,100                  707,529

Allstate                                                                                          20,800                 914,992

Ambac Financial Group                                                                             13,975                 813,345

American General                                                                                  26,700                1,240,215

American International Group                                                                      30,800                2,648,800

                                                        The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Bank of America                                                                                   46,400                2,785,392

CIGNA                                                                                             12,550                1,202,541

Citigroup                                                                                         95,966                5,070,843

Fannie Mae                                                                                        24,400                2,077,660

FleetBoston Financial                                                                             53,600                2,114,520

General Electric                                                                                 184,950                9,016,312

Hartford Financial Services Group                                                                 16,700                1,142,280

Lehman Brothers Holdings                                                                          13,700                1,065,175

MBNA                                                                                              54,050                1,780,947

MGIC Investment                                                                                   10,500                  762,720

Merrill Lynch                                                                                     20,400                1,208,700

Morgan Stanley Dean Witter & Co.                                                                   9,000                  578,070

PNC Financial Services Group                                                                      15,700                1,032,903

Providian Financial                                                                               31,700                1,876,640

St. Paul Cos.                                                                                     16,000                  811,040

U.S. Bancorp                                                                                      59,042                1,345,567

Washington Mutual                                                                                 25,500                  957,525

Wells Fargo                                                                                       48,800                2,265,784

                                                                                                                       43,419,500

INTERNET RELATED--2.2%

AOL Time Warner                                                                                  82,600  (a)           4,377,800

PRODUCER GOODS--8.3%

Alcoa                                                                                             23,200                 914,080

Boeing                                                                                            11,500                 639,400

Canadian National Railway                                                                         12,700                 514,350

Canadian Pacific                                                                                  10,200                 395,250

Caterpillar                                                                                       12,900                 645,645

Eastman Chemical                                                                                  14,900                 709,687

General Dynamics                                                                                   6,100                 474,641

Honeywell International                                                                           20,200                 706,798

International Paper                                                                               19,900                 710,430

Lockheed Martin                                                                                   26,600                 985,530

Minnesota Mining & Manufacturing                                                                  13,600               1,551,760

Norfolk Southern                                                                                  19,100                 395,370

Praxair                                                                                           21,200                 996,400

Temple-Inland                                                                                      8,600                 458,294

Tidewater                                                                                         13,900                 524,030



COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

Tyco International                                                                                62,900                3,428,050

United Parcel Service, Cl. B                                                                      13,200                  762,960

United Technologies                                                                               16,200                1,186,812

Westvaco                                                                                          23,300                  565,957

                                                                                                                       16,565,444

SERVICES--5.3%

AT&T Wireless Group                                                                              34,600  (a)             565,710

Automatic Data Processing                                                                        16,400                  815,080

Clear Channel Communications                                                                     18,646  (a)           1,169,104

Disney (Walt)                                                                                    53,600                1,548,504

Electronic Data Systems                                                                          13,000                  812,500

First Data                                                                                       16,400                1,053,700

General Motors, Cl. H                                                                            25,700  (a)             520,425

Omnicom Group                                                                                    13,200                1,135,200

Viacom, Cl. B                                                                                    43,626  (a)           2,257,646

Western Wireless, Cl. A                                                                          16,700  (a)             718,100

                                                                                                                      10,595,969

TECHNOLOGY--17.9%

Agere Systems, Cl. A                                                                              75,500                 566,250

Altera                                                                                           22,600  (a)             655,400

Amdocs                                                                                           11,200  (a)             603,120

Analog Devices                                                                                   17,100  (a)             739,575

Cisco Systems                                                                                   149,700  (a)           2,724,540

Comverse Technology                                                                               7,000  (a)             403,340

Corning                                                                                          28,800                  481,248

Danaher                                                                                           8,400                  470,400

Dell Computer                                                                                    60,900  (a)           1,592,535

EMC                                                                                              27,700  (a)             804,685

Harris                                                                                           25,000                  680,250

Hewlett-Packard                                                                                  25,200                  720,720

Intel                                                                                           127,600                3,732,300

International Business Machines                                                                  36,300                4,101,900

Linear Technology                                                                                16,200                  716,364

Maxim Integrated Products                                                                        13,400  (a)             592,414

Microsoft                                                                                       112,100  (a)           8,183,300

Nokia, ADR                                                                                       32,000                  705,280

Oracle                                                                                          119,900  (a)           2,278,100

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Sanmina                                                                                          21,700  (a)             507,997

Semtech                                                                                          13,200  (a)             396,000

Siebel Systems                                                                                   17,800  (a)             834,820

Solectron                                                                                        29,800  (a)             545,340

Sun Microsystems                                                                                 79,400  (a)           1,248,168

Tech Data                                                                                        16,500  (a)             550,440

Texas Instruments                                                                                23,600                  743,400

                                                                                                                      35,577,886

UTILITIES--6.8%

Calpine                                                                                          31,500  (a)           1,190,700

Exelon                                                                                           22,400                1,436,288

PPL                                                                                              18,400                1,012,000

Qwest Communications International                                                               48,779                1,554,587

Reliant Energy                                                                                   27,900                  898,659

SBC Communications                                                                               71,026                2,845,302

Telefonos de Mexico, Cl. L, ADS                                                                  19,600                  687,764

Verizon Communications                                                                           51,300                2,744,550

WorldCom- WorldCom Group                                                                         80,075  (a)           1,137,065

                                                                                                                      13,506,915

TOTAL COMMON STOCKS

   (cost $165,952,503)                                                                                               195,815,488
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.0%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Greenwich Capital Markets,Tri-Party Repurchase
  Agreement, 3.98%, dated 6/29/2001, due 7/2/2001,
  in the amount of $4,001,327 (fully collateralized by

  various U.S. Government & Agencies Securities,

  value $4,084,128)

   (cost $4,000,000)                                                                          4,000,000                4,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $169,952,503)                                                            100.5%              199,815,488

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.5%)              (1,010,507)

NET ASSETS                                                                                       100.0%              198,804,981

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(b)                              169,952,503  199,815,488

Cash                                                                     86,315

Receivable for investment securities sold                             2,147,163

Dividends and interest receivable                                       152,003

Prepaid expenses                                                          6,806

                                                                    202,207,775
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           131,802

Payable for investment securities purchased                           2,951,162

Payable for shares of Beneficial Interest redeemed                      299,923

Accrued expenses                                                         19,907

                                                                      3,402,794
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      198,804,981
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     182,936,488

Accumulated undistributed investment income--net                        368,526

Accumulated net realized gain (loss) on investments                (14,363,018)

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                              29,862,985
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      198,804,981

NET ASSET VALUE PER SHARE

                                            Initial Shares  Service Shares
----------------------------------------------------------------------------

Net Assets ($)                                    195,764,747      3,040,234

Shares Outstanding                                  8,745,644        135,942
----------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                           22.38         22.36

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $5,201 foreign taxes withheld at source)      1,160,462

Interest                                                                48,312

TOTAL INCOME                                                         1,208,774

EXPENSES:

Investment advisory fee--Note 3(a)                                     775,505

Custodian fees--Note 3(b)                                               20,475

Professional fees                                                       16,972

Prospectus and shareholders' reports                                    16,555

Trustees' fees and expenses--Note 3(c)                                   8,996

Distribution fees--Note 3(b)                                             1,527

Loan commitment fees--Note 2                                             1,164

Registration fees                                                          774

Shareholder servicing costs--Note 3(b)                                     128

Miscellaneous                                                            1,259

TOTAL EXPENSES                                                         843,355

Less--waiver of fees due to undertaking--Note 3(a)                     (1,205)

NET EXPENSES                                                           842,150

INVESTMENT INCOME--NET                                                 366,624
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (9,371,902)

Net unrealized appreciation (depreciation) on investments          (7,774,451)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (17,146,353)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (16,779,729)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            366,624              481,439

Net realized gain (loss) on investments        (9,371,902)          (2,531,684)

Net unrealized appreciation
   (depreciation) on investments               (7,774,451)         (20,142,287)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                  (16,779,729)         (22,192,532)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (17,951)            (479,515)

Service shares                                      (113)                --

Net realized gain on investments:

Initial shares                                       --            (1,947,057)

TOTAL DIVIDENDS                                  (18,064)          (2,426,572)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  9,287,910          56,660,608

Service shares                                  3,509,638                 500

Dividends reinvested:

Initial shares                                     17,951           2,426,572

Service shares                                        113                 --

Cost of shares redeemed:

Initial shares                                (19,718,580)        (25,844,096)

Service shares                                   (414,530)              --

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS            (7,317,498)         33,243,584

TOTAL INCREASE (DECREASE) IN NET ASSETS       (24,115,291)          8,624,480
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           222,920,272         214,295,792

END OF PERIOD                                 198,804,981         222,920,272

Undistributed investment income--net              368,526              19,966

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2001            Year Ended
                                              (Unaudited)  December 31, 2000(a)
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       401,669            2,131,970

Shares issued for dividends reinvested                852              100,848

Shares redeemed                                  (874,141)            (975,538)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (471,620)           1,257,280
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       154,795                  21

Shares issued for dividends reinvested                  5                   --

Shares redeemed                                  (18,879)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     135,921                   21

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                          Six Months Ended
                                             June 30, 2001                                    Year Ended December 31,
                                                                    ---------------------------------------------------------------
INITIAL SHARES                                  (Unaudited)         2000          1999          1998         1997      1996(a)
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               24.19         26.92         22.95         18.30        14.79        12.50

Investment Operations:

Investment income--net                                 .04(b)        .06(b)        .11(b)        .08          .08          .07

Net realized and unrealized
   gain (loss) on investments                        (1.85)        (2.53)         4.12          4.80         4.53         2.29

Total from
   Investment Operations                             (1.81)        (2.47)         4.23          4.88         4.61         2.36

Distributions:

Dividends from investment
   income--net                                        (.00)(c)      (.05)         (.10)         (.09)        (.08)        (.07)

Dividends from net realized
   gain on investments                                  --          (.21)         (.16)         (.14)       (1.02)         --

Total Distributions                                   (.00)(c)      (.26)         (.26)         (.23)       (1.10)        (.07)

Net asset value, end of period                       22.38         24.19         26.92         22.95        18.30        14.79
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (7.43)(d)     (9.14)        18.45         26.72        31.51        18.86(d,e)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .40(d)         .81           .81           .88         1.02          .80(d)

Ratio of net investment income
   to average net assets                              .18(d)         .21           .45           .53          .68          .72(d)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                              --             --          --            --           --          .16(d)

Portfolio Turnover Rate                             22.36(d)       51.44         48.95         56.28        79.74       30.62(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     195,765        222,920       214,296      140,897       53,317       17,722

(A)  FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

(E)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON MAY 1, 1996
     (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2001         Period Ended
SERVICE SHARES                                (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                24.19                24.19

Investment Operations:

Investment income--net                                .02(b)               --

Net realized and unrealized gain
   (loss) on investments                            (1.85)                 --

Total from Investment Operations                    (1.83)                 --

Distributions:

Dividends from investment income--net                (.00)(c)              --

Net asset value, end of period                      22.36                24.19
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                    (7.52)(d)              --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets               .50(d)               --

Ratio of net investment income

   to average net assets                              .08(d)               --

Decrease reflected in above expense ratios

   due to undertaking by The Dreyfus Corporation      .10(d)               --

Portfolio Turnover Rate                             22.36(d)              51.44
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)               3,040                     1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Disciplined Stock Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies  to  fund  variable  annuity  contracts  and  variable  life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor' s 500 Composite Stock Price Index. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a
wholly-owned    subsidiary    of    Mellon    Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities mar-
                                                                    The Portfoli

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ket. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio' s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio' s average daily net assets and is payable monthly.

Dreyfus has undertaken, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1% of the value of the average daily net assets of their class. During the period ended June 30, 2001, Dreyfus waived receipt of fees of $1,205, pursuant to the undertaking.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2001, Service shares were charged $1,527 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $74 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $20,475 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) During the period ended June 30, 2001, the portfolio incurred total brokerage commissions of $120,115, of which $1,420 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2001, amounted to $46,427,056 and $57,712,274, respectively.

At  June  30,  2001,  accumulated net unrealized appreciation on investments was
$29,862,985,   consisting  of  $39,253,046  gross  unrealized  appreciation  and
$9,390,061 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

                      For More Information

                        Dreyfus Variable Investment Fund,
                        Disciplined Stock Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  150SA0601



================================================================================


Dreyfus Variable
Investment Fund,
Small Company
Stock Portfolio

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

               Dreyfus Variable Investment Fund,  Small Company Stock Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Variable Investment Fund, Small Company Stock Portfolio, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Anthony Galise and James Wadsworth.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

In our view, the implications of this economic scenario may be positive for the stock market. Better economic times generally tend to lead to increased sales and profits for many companies, especially those that are sensitive to changes in the economic cycle. A stronger economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies whose valuations dropped during the recent economic downturn.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

Anthony Galise and James Wadsworth, Portfolio Managers

How did Dreyfus Variable Investment Fund, Small Company Stock Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2001, the portfolio produced a total return of -0.15% for its Initial shares and -0.32% for its Service shares.(1) This compares with a total return of 3.84% for the portfolio's benchmark, the Russell 2500 Index, for the same period.(2)

We attribute the fund's performance to a challenging stock market environment, which saw the U.S. economy slow and corporate profits decline during the period. In general, small-cap stocks provided higher returns than their large-cap counterparts. The portfolio benefited from this trend during most of the period. However, setbacks to several individual holdings during June 2001 caused the portfolio's performance to lag behind that of the benchmark.

What is the portfolio's investment approach?

The portfolio seeks investment returns (consistency of capital appreciation and income) that are greater than the total return performance of stocks represented by the Russell 2500 Index. To pursue this goal, the portfolio normally invests in a blended portfolio of growth and value stocks of small and midsize domestic companies, including those purchased in initial public offerings whose market values generally range between $500 million and $5 billion. Since the portfolio can continue to hold its securities as their market capitalizations grow, a substantial portion of the portfolio's holdings can have market capitalizations in excess of $5 billion at any given time. The stocks are chosen through a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.

The computer model identifies and ranks stocks within an industry or sector based on three broad concepts. The first one is relative value, or how a stock is priced relative to its intrinsic worth. The second is rela

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

tive growth, or how a company's profit growth compares to that of other companies in its industry. The third factor is relative financial strength, which examines financial attributes, such as the debt level of a company.

Using insights our analysts gain from their fundamental analysis, we select what we believe are the most attractive securities in the model. Finally, we use portfolio construction techniques to manage sector and industry risks similar to that of the Russell 2500 Index. For example, if the Russell 2500 Index has a 10% weighting in a particular sector, about 10% of the portfolio's assets would also normally be invested in that sector.

What other factors influenced the portfolio's performance?

The first six months of 2001 proved exceptionally volatile for the equity markets. During much of the period, slowing U.S. economic conditions favored small, value-oriented stocks in industry groups with slow but steady earnings growth, such as electric utilities and energy. In fact, from January through
April   several  of  the  portfolio's  best-performing  stocks  included  power generating companies such as Calpine, and oil services companies such as BJ Services. However, in May and June rising oil and natural gas inventories, as well as declining energy prices and fears of energy utility re-regulation, hurt many of the fund' s holdings in these areas. Both Calpine and BJ Services declined in the remaining two months of the reporting period, erasing their
gains    from    the    first   four   months   of   the   reporting   period.

In many other industry groups, the market's lack of clear direction unsettled investors, prompting them to reward stocks that met expectations while punishing companies that disappointed. As a result, while the portfolio achieved gains from some investments, losses in others held back performance. For example, Genzyme, a biotechnology company that develops treatments for genetic diseases, posted strong returns. The company has been very successful in launching a wave of new products that have been profitable. On the other hand, the portfolio suffered  sharp  losses  from  its  holdings  in  another  biotechnology-related
company,    Waters,    which    produces    analytical    testing    equipment

for drug developers such as Genzyme. Waters reported mildly disappointing earnings results in June, prompting a sell-off in its stock.

In other examples, the portfolio achieved strong performance from SonicWALL, an Internet security provider, but lost ground with Symantec, another provider of digital security services that showed slower growth. Finally, among telecommunications-related stocks, although the portfolio profited from its investments in Broadwing, which posted strong earnings, overall returns were hurt by the weak performance of Convergys, a company that provides billing and customer care services to telecommunications firms.

What is the portfolio's current strategy?

The portfolio is currently emphasizing value-oriented stocks, because such stocks have historically performed relatively well during economic downturns. We continue to focus the portfolio's investment strategy and methodology on finding companies which we believe have superior earnings growth potential and are selling at reasonable prices. We believe this strategy can help us to identify attractive stocks that have been depressed in price -- not because of fundamental flaws in their corporate strategies but because of negative market psychology. When the economy and investor sentiment improve, we would expect that the values of such stocks can also improve.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: FACTSET RESEARCH SYSTEMS, INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL- TO MIDCAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)



COMMON STOCKS--96.9%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.2%

Constellation Brands, Cl. A                                                                       4,800  (a)             196,800

R.J. Reynolds Tobacco Holdings                                                                    4,600                  251,160

                                                                                                                         447,960

CONSUMER CYCLICAL--8.9%

BJ's Wholesale Club                                                                               5,830  (a)             310,506

Brinker International                                                                             4,850  (a)             125,373

CDW Computer Centers                                                                              3,500  (a)             138,985

Chico's FAS                                                                                       9,900  (a)             294,525

Continental Airlines, Cl. B                                                                       4,300  (a)             211,775

Darden Restaurants                                                                                5,300                  147,870

Dollar Tree Stores                                                                                5,500  (a)             153,120

Ethan Allen Interiors                                                                             6,500                  211,250

Family Dollar Stores                                                                              9,800                  251,174

Herman Miller                                                                                     6,000                  145,200

International Game Technology                                                                     5,300  (a)             332,575

Kenneth Cole Productions, Cl. A                                                                   3,500  (a)              70,525

Liz Claiborne                                                                                     4,000                  201,800

Michaels Stores                                                                                   4,100  (a)             168,100

Office Depot                                                                                     23,100  (a)             239,778

Starwood Hotels & Resorts Worldwide                                                               5,300                 197,584

                                                                                                                       3,200,140

CONSUMER STAPLES--3.1%

Newell Rubbermaid                                                                                 7,800                  195,780

Pepsi Bottling Group                                                                              7,100                  284,710

SUPERVALU                                                                                        14,269                  250,421

Smithfield Foods                                                                                  4,400  (a)             177,320

Suiza Foods                                                                                       4,017  (a)             213,303

                                                                                                                       1,121,534

ENERGY--7.3%

BJ Services                                                                                      12,600  (a)             357,588

Equitable Resources                                                                               2,800                   93,268

Grant Prideco                                                                                     8,700  (a)             152,163

Helmerich & Payne                                                                                 3,500                  107,870

Kinder Morgan                                                                                     6,375                  320,344

Murphy Oil                                                                                        2,000                  147,200

Newfield Exploration                                                                              5,600  (a)             179,536

NiSource                                                                                          7,000                  191,310


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Noble Affiliates                                                                                  4,200                  148,470

Noble Drilling                                                                                    7,300  (a)             239,075

Precision Drilling                                                                                4,900  (a)             153,076

Questar                                                                                           3,300                  81,708

Smith International                                                                               4,500  (a)             269,550

Ultramar Diamond Shamrock                                                                         4,000                  189,000

                                                                                                                       2,630,158

HEALTH CARE--14.1%

AmeriSource Health, Cl. A                                                                         9,180  (a)             507,654

Andrx Group                                                                                       3,500  (a)             269,500

Beckman Coulter                                                                                   5,600                  228,480

Biovail                                                                                           5,400  (a)             234,900

Edwards Lifesciences                                                                              9,600  (a)             253,056

Enzon                                                                                             3,000  (a)             187,500

Genzyme                                                                                          10,600  (a)             646,600

Health Management Associates, Cl. A                                                              14,200  (a)             298,768

IDEC Pharmaceuticals                                                                              5,900  (a)             399,371

IDEXX Laboratories                                                                                7,400  (a)             231,250

IVAX                                                                                              9,500  (a)             370,500

Laboratory Corporation of America Holdings                                                        3,200  (a)             246,080

Lincare Holdings                                                                                 13,000  (a)             390,130

Orthodontic Centers of America                                                                   10,100                  306,939

Regeneron Pharmaceuticals                                                                         3,600  (a)             124,740

St. Jude Medical                                                                                  3,000  (a)             180,000

Waters                                                                                            6,600  (a)             182,226

                                                                                                                       5,057,694

INTEREST SENSITIVE--17.1%

A.G. Edwards                                                                                      4,210                  189,450

Allied Capital                                                                                    8,400                  194,460

Ambac Financial Group                                                                             4,900                  285,180

Arthur J. Gallagher                                                                               8,600                  223,600

Banknorth Group                                                                                  12,000                  271,800

Charter One Financial                                                                            10,165                  324,264

City National                                                                                     6,800                  301,171

Crescent Real Estate Equities                                                                     9,500                  233,415

Dime Bancorp                                                                                      6,800                  253,300

Equity Residential Properties Trust                                                               3,600                  203,580

                                                        The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

First Tennessee National                                                                          6,700                  232,557

Golden State Bancorp                                                                              6,700                  206,360

GreenPoint Financial                                                                              7,000                  268,800

H&R Block                                                                                         4,600                  296,930

Investment Technology Group                                                                       2,931  (a)             147,400

M&T Bank                                                                                          4,390                  331,445

Mack-Cali Realty                                                                                  4,500                  128,160

Mercantile Bankshares                                                                             7,400                  289,562

North Fork Bancorp                                                                                8,000                  248,000

PartnerRe                                                                                         4,000                  221,600

Radian Group                                                                                      9,932                  401,749

TCF Financial                                                                                     7,900                  365,849

Waddell & Reed Financial, Cl. A                                                                   6,350                  201,613

Washington Federal                                                                                5,500                  134,860

Wilmington Trust                                                                                  3,500                  219,275

                                                                                                                       6,174,380

INTERNET--1.2%

CheckFree                                                                                         2,900  (a)             101,703

SonicWALL                                                                                        12,500  (a)             315,125

                                                                                                                         416,828

PRODUCER GOODS & SERVICES--9.9%

American Standard                                                                                 4,900  (a)             294,490

Arch Coal                                                                                         6,000                  155,220

B.F. Goodrich                                                                                     4,800                  182,304

Boise Cascade                                                                                     3,100                  109,027

Bowater                                                                                           3,600                  161,064

CNF Transportation                                                                                6,100                  172,325

CSX                                                                                               6,900                  250,056

Cytec Industries                                                                                  6,050  (a)             229,900

Engelhard                                                                                         7,300                  188,267

FMC                                                                                               2,700  (a)             185,112

Fluor                                                                                             3,500                  158,025

Genuine Parts                                                                                     7,900                  248,850

Jacobs Engineering Group                                                                          3,800  (a)             247,874

Lyondell Chemical                                                                                14,100                  216,858

Precision Castparts                                                                               2,500                   93,550

Sigma-Aldrich                                                                                     2,000                   77,240


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Teekay Shipping                                                                                   3,300                  132,066

Temple-Inland                                                                                     2,100                  111,909

Terex                                                                                             7,700  (a)             163,240

Tidewater                                                                                         4,500                  169,650

                                                                                                                       3,547,027

SERVICES--11.3%

Adelphia Communications, Cl. A                                                                    4,800  (a)             196,800

Affiliated Computer Services, Cl. A                                                               3,600  (a)             258,876

CSG Systems International                                                                         4,200  (a)             243,600

Convergys                                                                                         4,000  (a)             121,000

DST Systems                                                                                       5,900  (a)             310,930

E.W. Scripps, Cl. A                                                                               1,900                  131,100

GATX                                                                                              4,000                  160,400

Hispanic Broadcasting                                                                             7,100  (a)             203,699

Jack Henry & Associates                                                                           7,000                  217,000

KPMG Consulting                                                                                   7,600  (a)             116,660

R.R. Donnelley & Sons                                                                             6,800                  201,960

Reader's Digest Association, Cl. A (non-voting)                                                   5,900                  169,625

Republic Services                                                                                12,900  (a)             256,065

Robert Half International                                                                         9,600  (a)             238,944

Ryder System                                                                                      5,100                   99,960

SunGard Data Systems                                                                             13,000  (a)             390,130

Telephone and Data Systems                                                                        2,200                  239,250

Viad                                                                                              6,600                  174,240

Westwood One                                                                                      9,100  (a)             335,335

                                                                                                                       4,065,574

TECHNOLOGY--17.3%

Acxiom                                                                                            3,800  (a)              49,741

Advanced Fibre Communications                                                                     4,700  (a)              98,700

Atmel                                                                                            18,000  (a)             242,820

Avnet                                                                                            11,600                  260,072

Cadence Design Systems                                                                           12,200  (a)             227,286

Citrix Systems                                                                                    8,400  (a)             293,160

Credence Systems                                                                                  6,000  (a)             145,440

Diebold                                                                                           5,900                  189,685

Emulex                                                                                            3,200  (a)             129,280

Intergrated Device Technology                                                                     4,100  (a)             129,929

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

International Rectifier                                                                           4,900  (a)             167,090

Internet Security Systems                                                                         4,100  (a)             199,096

L-3 Communications Holdings                                                                       2,900  (a)             221,270

Lam Research                                                                                      8,300  (a)             246,095

Macrovision                                                                                       1,900  (a)             130,150

Microchip Technology                                                                              8,350  (a)             285,988

Micromuse                                                                                         3,600  (a)             100,764

NVIDIA                                                                                            3,000  (a)             278,250

National Instruments                                                                              4,200  (a)             136,290

Network Associates                                                                                7,000  (a)              87,150

Polycom                                                                                           8,200  (a)             189,338

RSA Security                                                                                      7,200  (a)             222,840

Rational Software                                                                                 7,700  (a)             215,985

SCI Systems                                                                                       8,500  (a)             216,750

SPX                                                                                               1,900  (a)             237,842

Semtech                                                                                           7,300  (a)             219,000

Symantec                                                                                          4,400  (a)             192,236

Synopsys                                                                                          2,500  (a)             120,975

Tech Data                                                                                         6,200  (a)             206,832

Therma-Wave                                                                                      11,100  (a)             211,677

TriQuint Semiconductor                                                                            5,800  (a)             130,500

Vignette                                                                                         36,100  (a)             320,207

Vishay Intertechnology                                                                            5,900  (a)             135,700

                                                                                                                       6,238,138

UTILITIES--5.5%

Allegheny Energy                                                                                  8,300                  400,475

Ameren                                                                                            7,000                  298,900

Broadwing                                                                                        10,100  (a)             246,945

Calpine                                                                                          13,700  (a)             517,860

Dynegy, Cl. A                                                                                     3,100                  144,150

TECO Energy                                                                                      12,300                  375,150

                                                                                                                       1,983,480

TOTAL COMMON STOCKS

   (cost $28,692,612)                                                                                                 34,882,913


                                                                                               Principal
SHORT-TERM INVESTMENTS--3.1%                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Greenwich Capital Markets, Tri-Party Repurchase Agreement,

  3.98% dated 6/29/2001, due 7/2/2001 in the

  amount of $1,100,365 (fully collateralized by

  $1,070,000 of various U.S. Government

  Agency Obligations, value $1,122,422)

   (cost $1,100,000)                                                                          1,100,000                1,100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $29,792,612)                                                             100.0%               35,982,913

CASH AND RECEIVABLES (NET)                                                                          .0%                   12,195

NET ASSETS                                                                                       100.0%               35,995,108

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                            Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(b)              29,792,612    35,982,913

Cash                                                                     40,273

Dividends and interest receivable                                        20,109

Prepaid expenses                                                          6,727

                                                                     36,050,022
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            24,085

Payable for shares of Beneficial Interest redeemed                       15,352

Accrued expenses                                                         15,477

                                                                         54,914
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       35,995,108
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      30,611,287

Accumulated undistributed investment income--net                         66,350

Accumulated net realized gain (loss) on investments                    (872,830)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                             6,190,301
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       35,995,108

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service shares
--------------------------------------------------------------------------------

Net Assets ($)                                        35,103,285        891,823

Shares Outstanding                                     1,945,959         49,515
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                              18.04         18.01

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         175,895

Interest                                                                30,133

TOTAL INCOME                                                           206,028

EXPENSES:

Investment advisory fee--Note 3(a)                                     129,639

Prospectus and shareholders' reports                                    19,201

Professional fees                                                       14,214

Custodian fees--Note 3(b)                                                6,975

Trustees' fees and expenses--Note 3(c)                                   1,457

Distribution fees--Note 3(b)                                               352

Registration fees                                                          250

Loan commitment fees--Note 2                                               175

Miscellaneous                                                              461

TOTAL EXPENSES                                                         172,724

INVESTMENT INCOME--NET                                                  33,304
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (75,090)

Net unrealized appreciation (depreciation) on investments             (51,994)

NET   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (127,084)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (93,780)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001          Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             33,304               32,196

Net realized gain (loss) on investments          (75,090)            2,157,991

Net unrealized appreciation (depreciation)
        on investments                            (51,994)              437,649

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                     (93,780)            2,627,836
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (23,697)             (63,374)

Service shares                                      (119)                   --

TOTAL DIVIDENDS                                  (23,816)             (63,374)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  2,199,676           8,573,574

Service shares                                    897,844                 500

Dividends reinvested:

Initial shares                                     23,697              63,374

Service shares                                        119                  --

Cost of shares redeemed:

Initial shares                                (2,932,288)          (7,775,220)

Service shares                                   (32,926)                   --

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS              156,122              862,228

TOTAL INCREASE (DECREASE) IN NET ASSETS           38,526            3,426,690
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            35,956,582           32,529,892

END OF PERIOD                                  35,995,108           35,956,582

Undistributed investment income--net               66,350               56,862



                                         Six Months Ended
                                            June 30, 2001          Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       124,895             474,758

Shares issued for dividends reinvested              1,447               3,515

Shares redeemed                                  (169,646)           (438,262)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (43,304)             40,011
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                        51,266                  28

Shares issued for dividends reinvested                  7                  --

Shares redeemed                                    (1,786)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      49,487                  28

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                        Six Months Ended
                                           June 30, 2001                                  Year Ended December 31,
                                                                  -------------------------------------------------------------
INITIAL SHARES                                (Unaudited)         2000          1999          1998        1997       1996(a)
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             18.08         16.69         15.09         16.13       13.52         12.50

Investment Operations:

Investment income--net                               .02(b)        .02(b)        .04(b)        .04         .05           .05

Net realized and unrealized
   gain (loss) on investments                       (.05)         1.40          1.56          (.99)       2.89          1.03

Total from Investment Operations                    (.03)         1.42          1.60          (.95)       2.94          1.08

Distributions:

Dividends from investment
   income--net                                      (.01)         (.03)            --         (.04)       (.04)         (.05)

Dividends from net realized gain
   on investments                                     --            --             --         (.05)       (.29)         (.01)

Total Distributions                                 (.01)         (.03)            --         (.09)       (.33)         (.06)

Net asset value, end of period                     18.04         18.08          16.69        15.09       16.13         13.52
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    (.15)(c)      8.53          10.60        (5.97)      21.77          8.73(c,d)
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                        .49(c)        .93            .97          .98        1.12           .75(c)

Ratio of net investment income
   to average net assets                             .10(c)        .09            .24          .26         .53           .39(c)

Decrease reflected in above
   expense ratios due to undertaking
   by The Dreyfus Corporation                         --            --            --            --          --           .19(c)

Portfolio Turnover Rate                            32.42(c)      84.47          47.01        45.09       34.48         35.68(c)
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    35,103        35,956         32,530      34,857       28,154         8,148

(A)  FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON MAY 1, 1996
     (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.




                                         Six Months Ended
                                            June 30, 2001        Period Ended
SERVICE SHARES                                 (Unaudited)  December 31, 2000(a
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                18.08                 18.08

Investment Operations:

Investment (loss)                                    (.02)(b)               --

Net realized and unrealized gain (loss)
   on investments                                    (.04)                  --

Total from Investment Operations                     (.06)                  --

Distributions:

Dividends from investment income--net                (.01)                  --

Net asset value, end of period                      18.01                 18.08
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (.32)(c)               --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets               .70(c)                --

Ratio of investment (loss)
   to average net assets                             (.10)(c)               --

Portfolio Turnover Rate                             32.42(c)              84.47
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 892                     1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Small Company Stock Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Russell 2500 Index. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results may differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $363 during the period ended June 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio' s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $599,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. If not applied, the carryover expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the portfolio did not borrow under the Facility.


NOTE 3--Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2001, Service shares were charged $352 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $136 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $6,975 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2001, amounted to $12,149,234 and $11,028,911, respectively.

At  June  30,  2001,  accumulated net unrealized appreciation on investments was
$6,190,301,   consisting   of   $8,066,769  gross  unrealized  appreciation  and
$1,876,468 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                      For More Information

                        Dreyfus Variable Investment Fund,
                        Small Company Stock Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  151SA0601



================================================================================

Dreyfus Variable
Investment Fund,
Balanced Portfolio

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            15   Statement of Financial Futures

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            20   Financial Highlights

                            22   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                             Balanced Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Balanced Portfolio, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Ronald P. Gala and Laurie A. Carroll.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

In our view, the implications of this economic scenario may be positive for both the stock and bond markets. For stocks, better economic times generally tend to lead to increased sales and profits for many companies, especially those that are sensitive to changes in the economic cycle. A stronger economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies whose valuations dropped during the recent economic downturn. For bonds, better economic times should support the fiscal health and creditworthiness of many corporations and government entities, potentially helping to support the prices of bonds which tend to move in response to changes in the perceived credit quality of their issuers.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

Ronald P. Gala and Laurie A. Carroll, Portfolio Managers

How did Dreyfus Variable Investment Fund, Balanced Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2001, Dreyfus Variable Investment Fund, Balanced Portfolio produced total returns of -4.81% for its Initial shares and -4.91% for its Service shares.(1) In comparison, the portfolio's benchmark hybrid index (the "Index" ), which is composed of 60% Standard & Poor's 500 Composite Stock Price Index (" S& P 500 Index" ) and 40% Lehman Brothers Intermediate Government/Credit Bond Index (" Lehman Intermediate Index" ), provided a total return of -2.38% for the same period.(2)

We attribute the portfolio's lagging relative performance to our asset allocation strategy, which allocated a larger amount of the portfolio's assets to stocks rather than bonds early in the reporting period. While this decision benefited the portfolio during the second half of the period, we believe, in hindsight, that we may have made that move a little too early.

What is the portfolio's investment approach?

The portfolio seeks to provide investment results that are greater than the total return performance of common stocks and bonds represented by the Index, 60% of which is the S&P 500 Index and 40% of which is the Lehman Intermediate Index. The portfolio is a balanced portfolio, with a "neutral" allocation of 60% stocks and 40% bonds. However, the portfolio is permitted to invest up to 75%, and as little as 40%, of its total assets in stocks, and up to 60%, and as little as 25%, of its total assets in bonds.

When allocating assets between stocks and bonds, we assess the relative returns and risks of each asset class using a model that analyzes several factors, including interest-rate-adjusted price-to-earnings ratios, the valuation and volatility levels of stocks relative to bonds, and economic factors such as interest rates. In selecting stocks, we use a valuation model to identify and rank stocks within an industry or sector based on how a stock is priced relative to its perceived intrinsic worth, sustainability or growth of earnings, and financial profile. We then use fundamental analysis to select what we believe are the most attractive securities.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

On January 3, 2001, the Federal Reserve Board (the "Fed") began a cycle of short-term interest-rate reductions in an effort to stimulate U.S. economic growth. The Fed continued cutting rates throughout the reporting period, resulting in six separate moves for a total interest-rate reduction of 2.75 percentage points. However, during the early part of the reporting period, the positive effects of those cuts were offset by pre-announcements from companies warning that their firms would not meet analysts' earnings expectations.

As stock prices fell early in the year, we increased the portfolio's allocation to stocks from approximately 60% to 70% and decreased its exposure to bonds from approximately 40% to 30% . However, stock prices continued to decline. In retrospect, our early move into stocks ultimately hindered the portfolio's performance during the first quarter. Once stock prices began to improve, our
emphasis   on   stocks   proved   beneficial  throughout  the  second  quarter.

Within the various segments of the marketplace, the worst performance -- for both the portfolio and the Index -- came from the technology area. However, the portfolio's technology holdings produced better returns that those of the Index. In fact, several of the portfolio's technology stocks posted strong gains, most notably NVIDIA, a semiconductor stock that provides, among other products, gaming graphics for the highly anticipated Microsoft X-Box, slated to arrive in stores this Christmas. NVIDIA's stock was up 183% during the reporting period.

The portfolio's media stocks also reported solid returns, with AOL Time Warner, Westwood One and Fox Entertainment Group leading the way. These companies benefited from strong advertising sales that focused primarily on local markets rather than large, nationwide campaigns.

The portfolio enjoyed solid gains from its retail investments, including Best Buy, the consumer electronics retailer that plans to reduce prices on flat screen televisions for the holiday season. In addition, the stock price of Lowe' s Cos., the homebuilding center, improved after the company began offering installation services for many of the products they sell, including cabinetry and hot water heaters.


We were also pleased that the fixed-income portion of the portfolio produced positive returns in a declining interest-rate environment. The portfolio benefited most from owning government securities, including U.S. Government agency securities and U.S. Treasuries.

What is the portfolio's current strategy?

At the end of the reporting period, we were maintaining our asset allocation of 70% stocks and 30% bonds, because we believe that the current market environment is more favorable for stocks, particularly given the lower yields being offered by bonds. We have also continued to find numerous investment opportunities within the beaten down technology area, although the financial services area has recently replaced it as the portfolio's largest industry group.

As for the fixed-income portion of the portfolio, because we currently believe that interest rates are likely to remain stable or trend slightly lower from current levels, we have extended the bond portfolio's average duration in an effort to lock in then current yields. In addition, we seek to maintain a good credit quality bias across our corporate holdings, primarily focusing on securities with what we believe to have high credit ratings.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                        The Portfolio



STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)

COMMON STOCKS--65.1%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.8%

Philip Morris Cos.                                                                               17,800                  903,350

CONSUMER CYCLICAL--5.9%

Best Buy                                                                                          4,100  (a)             260,432

Brinker International                                                                             6,100  (a)             157,685

CVS                                                                                               6,000                  231,600

Federated Department Stores                                                                       5,900  (a)             250,750

Ford Motor                                                                                       23,800                  584,290

Home Depot                                                                                       15,400                  716,870

Johnson Controls                                                                                  3,600                  260,892

Jones Apparel Group                                                                               4,700  (a)             203,040

Lowe's Cos.                                                                                       7,500                  544,125

May Department Stores                                                                            12,800                  438,528

Safeway                                                                                           6,400  (a)             307,200

Sears, Roebuck & Co.                                                                              7,800                  330,018

Southwest Airlines                                                                               15,800                  292,142

TJX Cos.                                                                                          9,300                  296,391

Target                                                                                           13,400                  463,640

Tiffany & Co.                                                                                     6,600                  239,052

Wal-Mart Stores                                                                                  18,000                  878,400

                                                                                                                       6,455,055

CONSUMER STAPLES--3.5%

Avon Products                                                                                     9,500                  439,660

Campbell Soup                                                                                     7,700                  198,275

Coca-Cola                                                                                         5,400                  243,000

Colgate-Palmolive                                                                                 8,200                  483,718

ConAgra Foods                                                                                    12,900                  255,549

General Mills                                                                                     7,400                  323,972

Kimberly-Clark                                                                                    9,000                  503,100

Pepsi Bottling Group                                                                              4,800                  192,480

PepsiCo                                                                                          15,100                  667,420

Procter & Gamble                                                                                  5,000                  319,000

SYSCO                                                                                             6,900                  187,335

                                                                                                                       3,813,509

ENERGY RELATED--5.3%

Amerada Hess                                                                                      5,600                  452,480

Apache                                                                                            4,800                  243,600

BJ Services                                                                                       9,000  (a)             255,420


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

Burlington Resources                                                                              5,300                  211,735

Chevron                                                                                           7,300                  660,650

Devon Energy                                                                                      4,900                  257,250

ENSCO International                                                                               5,800                  135,720

Exxon Mobil                                                                                      18,500                1,615,975

Kerr-McGee                                                                                        4,300                  284,961

KeySpan                                                                                           2,000                   72,960

Noble Drilling                                                                                    4,800  (a)             157,200

Phillips Petroleum                                                                                3,200                  182,400

Royal Dutch Petroleum (New York Shares)                                                           5,500                  320,485

Sunoco                                                                                            7,900                  289,377

Texaco                                                                                            2,600                  173,160

USX-Marathon Group                                                                                7,800                  230,178

Williams Cos.                                                                                    10,500                  345,975

                                                                                                                       5,889,526

HEALTH CARE--8.1%

Abbott Laboratories                                                                              15,300                  734,553

Amgen                                                                                             9,300  (a)             564,324

Bristol-Myers Squibb                                                                             17,000                  889,100

Cardinal Health                                                                                   6,500                  448,500

IVAX                                                                                              5,200  (a)             202,800

Johnson & Johnson                                                                                23,000                1,150,000

King Pharmaceuticals                                                                              6,700  (a)             360,125

Lilly (Eli) & Co.                                                                                10,700                  791,800

Merck & Co.                                                                                      18,700                1,195,117

Pfizer                                                                                           48,000                1,922,400

Tenet Healthcare                                                                                  7,800  (a)             402,402

Wellpoint Health Networks                                                                         2,700  (a)             254,448

                                                                                                                       8,915,569

INTEREST SENSITIVE--14.8%

Allstate                                                                                          8,400                  369,516

Ambac Financial Group                                                                             7,700                  448,140

American International Group                                                                     11,700                1,006,200

AmSouth Bancorporation                                                                            9,600                  177,504

Bank of America                                                                                  18,300                1,098,549

CIGNA                                                                                             3,300                  316,206

Charter One Financial                                                                            15,200                  484,880

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited)(CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Citigroup                                                                                        41,900                2,213,996

Fannie Mae                                                                                       12,400                1,055,860

General Electric                                                                                 64,900                3,163,875

J.P. Morgan Chase & Co.                                                                           6,700                  298,820

Lehman Brothers Holdings                                                                          4,500                  349,875

MBNA                                                                                             17,100                  563,445

MGIC Investment                                                                                   5,300                  384,992

Merrill Lynch                                                                                    11,300                  669,525

MetLife                                                                                           9,800                  303,604

National City                                                                                    10,400                  320,112

North Fork Bancorporation                                                                         7,000                  217,000

Providian Financial                                                                               7,600                  449,920

Radian Group                                                                                      6,800                  275,060

SouthTrust                                                                                        6,300                  163,800

Torchmark                                                                                         5,200                  209,092

U.S. Bancorp                                                                                     20,400                  464,916

Washington Mutual                                                                                13,200                  495,660

Wells Fargo                                                                                      17,000                  789,310

                                                                                                                      16,289,857

INTERNET RELATED--1.7%

AOL Time Warner                                                                                  36,300  (a)           1,923,900

PRODUCER GOODS--4.4%

Air Products & Chemicals                                                                          7,600                  347,700

Alcoa                                                                                            11,400                  449,160

Ashland                                                                                           5,300                  212,530

Boeing                                                                                           10,900                  606,040

Goodrich                                                                                         11,500                  436,770

Honeywell International                                                                           8,800                  307,912

PPG Industries                                                                                    6,700                  352,219

Praxair                                                                                           3,800                  178,600

Pulte Homes                                                                                       5,100                  217,413

Tyco International                                                                               24,800                1,351,600

United Technologies                                                                               6,000                  439,560

                                                                                                                       4,899,504

SERVICES--3.5%

ALLTEL                                                                                            5,900                  361,434

Apollo Group, Cl. A                                                                               5,600  (a)             237,720


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Automatic Data Processing                                                                         7,900                  392,630

Carnival                                                                                         14,600                  448,220

Disney (Walt)                                                                                    21,800                  629,802

Fox Entertainment Group, Cl. A                                                                   11,200  (a)             312,480

Paychex                                                                                           6,400                  256,000

Republic Services                                                                                10,800  (a)             214,380

SunGard Data Systems                                                                             12,800  (a)             384,128

US Cellular                                                                                       2,500  (a)             144,125

Univision Communications, Cl. A                                                                   4,800  (a)             205,344

Westwood One                                                                                      5,900  (a)             217,415

                                                                                                                       3,803,678

TECHNOLOGY--12.0%

Adobe Systems                                                                                     7,000                  329,000

Amdocs                                                                                            3,000  (a)             161,550

Applied Materials                                                                                 7,900  (a)             387,890

Brocade Communications Systems                                                                    2,100  (a)              92,379

CIENA                                                                                             4,400  (a)             167,200

Cisco Systems                                                                                    41,400  (a)             753,480

Comverse Technology                                                                               4,900  (a)             282,338

Corning                                                                                          19,300                  322,503

Dell Computer                                                                                    30,700  (a)             802,805

EMC                                                                                              23,400  (a)             679,770

ITT Industries                                                                                    4,500                  199,125

Intel                                                                                            54,600                1,597,050

International Business Machines                                                                  13,800                1,559,400

International Rectifier                                                                           4,400  (a)             150,040

Maxim Integrated Products                                                                         8,900  (a)             393,469

Microsoft                                                                                        40,500  (a)           2,956,500

NVIDIA                                                                                            2,200  (a)             204,050

Novellus Systems                                                                                  4,800  (a)             272,592

Oracle                                                                                           20,800  (a)             395,200

PerkinElmer                                                                                       6,200                  170,686

Pitney Bowes                                                                                      9,200                  387,504

QUALCOMM                                                                                          2,000  (a)             116,960

Scientific-Atlanta                                                                                5,900                  239,540

Siebel Systems                                                                                    3,900  (a)             182,910

Solectron                                                                                         8,900  (a)             162,870

                                                                                            The Portfolio


STATEMENT OF INVESTMENTS (Unaudited)(CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Sun Microsystems                                                                                 17,600  (a)             276,672

                                                                                                                      13,243,483

UTILITIES--5.1%

AT&T                                                                                              8,500                  187,000

Ameren                                                                                            7,700                  328,790

BellSouth                                                                                         5,800                  233,566

Calpine                                                                                           7,100  (a)             268,380

PPL                                                                                               4,600                  253,000

Pinnacle West Capital                                                                             5,700                  270,180

Qwest Communications International                                                               10,600                  337,822

SBC Communications                                                                               30,300                1,213,818

Sempra Energy                                                                                    11,700                  319,878

TXU                                                                                               7,000                  337,330

Verizon Communications                                                                           24,500                1,310,750

WorldCom - MCI Group                                                                                980                   15,778

WorldCom - WorldCom Group                                                                        34,700  (a)             492,740

                                                                                                                       5,569,032

TOTAL COMMON STOCKS

   (cost $69,638,037)                                                                                                 71,706,463
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
BONDS AND NOTES--28.4%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE--6.3%

Anadarko Finance, Gtd. Notes,

   6.75%, 5/1/2011                                                                              300,000  (b)             299,718

CIT Group, Sr. Notes,

   7.125%, 10/15/2004                                                                           400,000                  414,837

Citigroup, Notes,

   5.75%, 5/10/2006                                                                             500,000                  495,878

Delphi Automotive Systems, Notes,

   6.55%, 6/15/2006                                                                             150,000                  150,328

Deutsche Telekom International Finance, Bonds,

   8%, 6/15/2010                                                                                300,000                  310,412

Ford Motor Credit, Notes,

   6.875%, 2/1/2006                                                                             500,000                  507,040

General Electric Capital, Notes,

   6.80%, 11/1/2005                                                                             100,000                  104,838

General Motors Acceptance Corp., Notes,

   6.38%, 1/30/2004                                                                             500,000                  512,427



                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Household Finance, Notes,

   8%, 7/15/2010                                                                                500,000                  536,347

J.P. Morgan Chase & Co., Sub. Notes,

   6.75%, 2/1/2011                                                                              500,000                  501,572

Lehman Brothers Holdings, Notes,

   7.50%, 9/1/2006                                                                              500,000                  520,747

Morgan Stanley Dean Witter & Co., Sr. Unsub.,

   7.125%, 1/15/2003                                                                            500,000                  516,812

National Rural Utilities, Notes,

   7.375%, 2/10/2003                                                                            500,000                  519,004

National Westminster Bank, Sub. Notes,

   7.375%, 10/1/2009                                                                            500,000                  523,685

Qwest Capital Funding, Notes,

   7.25%, 2/15/2011                                                                             300,000  (b)             297,497

Toyota Motor Credit, Notes,

   5.50%, 12/15/2008                                                                            500,000                  473,688

Verizon Global Funding, Notes,

   7.25%, 12/1/2010                                                                             250,000  (b)             254,380

                                                                                                                       6,939,210

INDUSTRIAL--5.1%

AOL Time Warner, Notes,

   6.75%, 4/15/2011                                                                             300,000                  295,753

Campbell Soup, Notes,

   6.75%, 2/15/2011                                                                             200,000                  199,390

Comcast Cable Communications, Sr. Notes,

   6.375%, 1/30/2006                                                                            140,000                  141,055

ConAgra Foods, Notes,

   7.50%, 9/15/2005                                                                             300,000                  311,637

Conoco, Sr. Notes,

   5.90%, 4/15/2004                                                                             500,000                  506,454

Dow Chemical, Notes,

   5.25%, 5/14/2004                                                                             500,000  (b)             498,604

Enron, Notes,

   6.40%, 7/15/2006                                                                             300,000                  299,661

Global Marine, Sr. Notes,

   7.125%, 9/1/2007                                                                             140,000                  143,107

Kellogg, Notes,

   5.50%, 4/1/2003                                                                              270,000  (b)             270,410

Lockheed Martin, Notes,

   8.20%, 12/1/2009                                                                             150,000                  161,808

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited)(CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

Norfolk Southern, Sr. Notes,

   6.20%, 4/15/2009                                                                             300,000                  288,246

Occidental Petroleum, Sr. Notes,

   7.65%, 2/15/2006                                                                             140,000                  147,489

PPG Industries, Notes,

   6.25%, 2/15/2002                                                                             500,000                  505,257

Pharmacia, Notes,

   5.375%, 12/1/2001                                                                            300,000                  301,204

Safeway, Notes,

   6.15%, 3/1/2006                                                                              270,000                  268,785

Target, Notes,

   6.35%, 1/15/2011                                                                             500,000                  494,905

Unilever Capital, Gtd. Notes,

   6.75%, 11/1/2003                                                                             600,000                  622,683

Williams Cos., Notes,

   6.50%, 8/1/2006                                                                              150,000                  147,940

                                                                                                                       5,604,388

UTILITIES--1.5%

Coastal, Notes,

   7.75%, 6/15/2010                                                                             150,000                  153,680

Exelon Generation, Sr. Notes,

   6.95%, 6/15/2011                                                                             250,000  (b)             248,839

Kinder Morgan, Sr. Notes,

   6.45%, 3/1/2003                                                                              100,000                  101,433

Telefonica Europe, Gtd. Notes,

   7.75%, 9/15/2010                                                                             300,000                  309,162

Vodafone Group, Notes,

   7.625%, 2/15/2005                                                                            500,000                  525,708

WorldCom, Notes,

   7.50%, 5/15/2011                                                                             300,000                  292,594

                                                                                                                       1,631,416

U.S. GOVERNMENT & AGENCIES--15.5%

Federal Home Loan Mortgage Corp.:

  Mortgage Backed:

      6%, 5/1/2016                                                                              149,497                  147,442

      7%, 4/1/2031                                                                            1,008,944                1,015,251


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES (CONTINUED)

Federal Home Loan Mortgage Corp. (continued):

  Notes:

      5.125%, 10/15/2008                                                                        870,000                  830,084

      5.875%, 3/21/2011                                                                       1,280,000                1,234,322

Federal National Mortgage Association:

  Mortgage Backed:

      6%, 3/1/2016                                                                              150,000                  148,593

      6%, 6/1/2016                                                                              299,971                  295,846

      6.50%, 6/1/2016                                                                           450,000                  451,266

      6.50%, 7/1/2016                                                                           149,371                  149,838

      6.50%, 5/1/2031                                                                           498,296                  490,822

      6.50%, 6/1/2031                                                                           875,000                  861,875

   Notes:

      6.75%, 8/15/2002                                                                        1,035,000                1,064,922

      5.25%, 1/15/2003                                                                        1,200,000                1,216,562

      5.125%, 2/13/2004                                                                       1,410,000                1,417,532

      7%, 7/15/2005                                                                             355,000                  376,654

      7.25%, 1/15/2010                                                                          775,000                  833,719

Government National Mortgage Association I:

  Mortgage Backed:

      7.50%, 10/15/2029                                                                         652,016                  669,444

      7.50%, 11/15/2030                                                                         367,778                  377,547

      7.50%, 2/15/2031                                                                           22,916                   23,529

U.S. Treasury Notes:

   6.625%, 5/31/2002                                                                          1,580,000                1,619,295

   5.50%, 5/31/2003                                                                           1,890,000                1,931,958

   7.25%, 5/15/2004                                                                             345,000                  369,478

   6.625%, 5/15/2007                                                                            230,000                  247,167

   5.625%, 5/15/2008                                                                            230,000                  234,779

   6.50%, 2/15/2010                                                                             640,000                  687,744

   5.75%, 8/15/2010                                                                             370,000                  378,732

                                                                                                                      17,074,401

TOTAL BONDS AND NOTES

   (cost $31,200,787)                                                                                                 31,249,415

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited)(CONTINUED)

                                                                                               Principal
SHORT-TERM INVESTMENTS--6.1%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--5.5%

  Greenwich Capital Markets,Tri-Party

  Repurchase Agreement, 3.98%, dated

  6/29/2001, due 7/2/2001, in the amount

  of $6,001,990 (fully collateralized by

  various U.S. Government Securities

   & Agencies, value $6,121,560)                                                              6,000,000                6,000,000

U.S. TREASURY BILLS--.6%

   3.87%, 8/16/2001                                                                             500,000  (c)             497,835

   3.60%, 8/23/2001                                                                             200,000  (c)             199,006

                                                                                                                         696,841

TOTAL SHORT-TERM INVESTMENTS

   (cost $6,696,467)                                                                                                   6,696,841
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $107,535,291)                                                             99.6%              109,652,719

CASH AND RECEIVABLES (NET)                                                                          .4%                  468,374

NET ASSETS                                                                                       100.0%              110,121,093

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2001,
     THESE SECURITIES AMOUNTED TO $1,869,448 OR 1.7% OF NET ASSETS.

(C)  HELD BY BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL
     FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF FINANCIAL FUTURES

June 30, 2001 (Unaudited)

                                                                                                                       Unrealized
                                                                   Market Value                                     Appreciation/
                                                                    Covered by                                     (Depreciation)
                                            Contracts             Contracts ($)                Expiration        at 6/30/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                              26                 8,006,050            September 2001               (205,352)

FINANCIAL FUTURES SHORT

5 Year U.S. Treasury Notes                         34                 3,513,687            September 2001                 28,234

                                                                                                                        (177,118)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(b)            107,535,291   109,652,719

Cash                                                                    209,259

Receivable for investment securities sold                             2,658,802

Dividends and interest receivable                                       545,497

Receivable for futures variation margin--Note 4(a)                       35,863

Prepaid expenses                                                          4,083

                                                                    113,106,223
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            71,092

Payable for investment securities purchased                           2,771,568

Payable for shares of Beneficial Interest redeemed                      117,368

Loan commitment fees payable                                                210

Accrued expenses                                                         24,892

                                                                      2,985,130
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      110,121,093
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     113,172,636

Accumulated undistributed investment income--net                        101,179

Accumulated net realized gain (loss) on investments                 (5,093,032)

Accumulated net unrealized appreciation (depreciation)
   on investments [including ($177,118) net unrealized
   (depreciation) on financial futures]--Note 4(b)                   1,940,310
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     110,121,093

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        104,512,129     5,608,964

Shares Outstanding                                      7,404,279       397,635
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               14.12        14.11

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             1,063,095

Cash dividends (net of $255 foreign taxes withheld at source)          435,938

TOTAL INCOME                                                         1,499,033

EXPENSES:

Investment advisory fee--Note 3(a)                                     396,359

Custodian fees--Note 3(b)                                               18,215

Professional fees                                                       13,794

Prospectus and shareholders' reports                                    12,523

Trustees' fees and expenses--Note 3(c)                                   4,536

Registration fees                                                        2,748

Distribution fees--Note 3(b)                                             2,296

Loan commitment fees--Note 2                                               457

Shareholder servicing costs--Note 3(b)                                      73

Miscellaneous                                                            2,717

TOTAL EXPENSES                                                         453,718

Less--waiver of fees due to undertaking--Note 3(a)                     (2,164)

NET EXPENSES                                                           451,554

INVESTMENT INCOME--NET                                               1,047,479
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (3,609,774)

Net realized gain (loss) on financial futures                         214,726

NET REALIZED GAIN (LOSS)                                           (3,395,048)

Net unrealized appreciation (depreciation) on investments
   [including ($386,768) net unrealized (depreciation)
   on financial futures]                                           (2,992,301)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (6,387,349)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (5,339,870)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,047,479            3,189,638

Net realized gain (loss) on investments        (3,395,048)          (1,809,967)

Net unrealized appreciation (depreciation)
   on investments                              (2,992,301)          (4,417,000)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (5,339,870)          (3,037,329)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                (1,067,149)          (2,958,556)

Service shares                                  (32,671)                 --

Net realized gain on investments:

Initial shares                                      --               (526,037)

TOTAL DIVIDENDS                               (1,099,820)          (3,484,593)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  7,630,927          25,758,974

Service shares                                  5,817,764                 250

Dividends reinvested:

Initial shares                                  1,067,149           3,484,593

Service shares                                     32,671                 --

Cost of shares redeemed:

Initial shares                                (3,363,713)          (7,282,297)

Service shares                                  (193,560)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           10,991,238           21,961,520

TOTAL INCREASE (DECREASE) IN NET ASSETS        4,551,548           15,439,598
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           105,569,545           90,129,947

END OF PERIOD                                 110,121,093          105,569,545

Undistributed investment income--net              101,179              244,371



                                         Six Months Ended
                                            June 30, 2001          Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       524,698            1,658,347

Shares issued for dividends reinvested             77,170              223,720

Shares redeemed                                  (237,568)            (467,525)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     364,300            1,414,542
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       408,745                  17

Shares issued for dividends reinvested              2,337                  --

Shares redeemed                                   (13,464)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     397,618                  17

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                              Six Months Ended
                                                              June 30, 2001(d)                        Year Ended December 31,
                                                                                        -------------------------------------------
INITIAL SHARES                                                     (Unaudited)          2000        1999         1998    1997(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    15.00          16.02       15.94       14.04       12.50

Investment Operations:

Investment income--net                                                    .14(b)         .52(b)      .47(b)      .43         .25

Net realized and unrealized gain (loss)
   on investments                                                        (.87)          (.97)        .80        2.67        2.06

Total from Investment Operations                                         (.73)          (.45)       1.27        3.10        2.31

Distributions:

Dividends from investment income--net                                    (.15)          (.48)       (.46)       (.43)       (.25)

Dividends from net realized gain
   on investments                                                         --            (.09)       (.73)       (.77)       (.52)

Total Distributions                                                      (.15)          (.57)      (1.19)      (1.20)       (.77)

Net asset value, end of period                                          14.12          15.00       16.02       15.94       14.04
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                        (4.81)(c)      (2.98)       8.13       22.34       18.48(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .42(c)          .85         .86         .87         .67(c)

Ratio of net investment income to average
   net assets                                                            .99(c)         3.35        2.94        2.98        1.91(c)

Portfolio Turnover Rate                                                78.75(c)       111.66       98.61      111.75       45.78(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 104,512        105,569      90,130      59,841      41,144

(A)  FROM MAY 1, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE
     FOR THE PERIOD ENDED JUNE 30, 2001 WAS TO DECREASE NET INVESTMENT INCOME
     PER SHARE BY $.01, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS PER SHARE BY $.01, AND DECREASE THE RATIO OF NET INVESTMENT
     INCOME TO AVERAGE NET ASSETS FROM 1.04% TO .99%. PER SHARE DATA AND
     RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

SEE NOTES TO FINANCIAL STATEMENTS.



                                            Six Months Ended
                                             June 30, 2001(e)  Period Ended
SERVICE SHARES                                    (Unaudited)  December 31,
                                                                      2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                   15.00             15.00

Investment Operations:

Investment income--net                                   .11(b)             --

Net realized and unrealized gain (loss) on investments  (.86)               --

Total from Investment Operations                        (.75)               --

Distributions:

Dividends from investment income--net                   (.14)               --

Net asset value, end of period                         14.11             15.00
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                       (4.91)(c)            --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  .50(c)             --

Ratio of net investment income to average net assets     .84(c)             --

Decrease reflected in above expense ratios due to
undertakings by The Dreyfus Corporation                  .11(c)             --

Portfolio Turnover Rate                                78.75(c)         111.66
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                  5,609             --(d)

(A)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2001.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  AMOUNT REPRESENTS LESS THAN $1,000.

(E) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JUNE 30, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.01, AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM .89% TO .84%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Balanced Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of common stocks and bonds in the aggregate, as represented by a hybrid index, 60% of which is composed of the common stocks in the Standard & Poor's 500 Composite Stock Price Index and 40% of which is composed of the bonds in the Lehman Brothers Intermediate Government/Corporate Bond Index. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Most debt securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded, or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $3,520 during the period ended June 30, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller's agreement to repurchase and the portfolio's agreement to resell

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $658,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2008.


NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended June 30, 2001, Dreyfus waived receipt of fees of $2,164, pursuant to the undertaking.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2001, Service shares were charged $2,296 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $20 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $18,215 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2001, amounted to $88,960,228 and $80,537,352, respectively.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the under lying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian or broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2001 are set forth in the Statement of Financial Futures.

(b) At June 30, 2001, accumulated net unrealized appreciation on investments and financial futures was $1,940,310, consisting of $7,175,380 gross unrealized appreciation and $5,235,070 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle

As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on debt securities on a scientific basis. Prior to January 1, 2001, the portfolio did not amortize premiums on debt securities and amortized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the portfolio, but resulted in a $90,851 reduction in accumulated undistributed investment income-net and a corresponding $90,851 increase in accumulated net unrealized appreciation (depreciation) , based on securities held by the portfolio on January 1, 2001.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The effect of this change for the period ended June 30, 2001 was to decrease net investment income by $53,678, decrease net unrealized appreciation (depreciation) by $67,391 and increase net realized gains (losses) by $121,069. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.


                      For More Information

                        Dreyfus Variable Investment Fund, Balanced Portfolio 200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  154SA0601



================================================================================

Dreyfus Variable
Investment Fund,
International Value Portfolio

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                Dreyfus Variable Investment Fund, International Value Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, International Value Portfolio, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Sandor Cseh.

While the first half of 2001 was difficult for the U.S. economy, weakness in many international economies was not as severe. What's more, we have recently seen signs that economic improvement in the U.S. may be in sight, which could lead to better conditions in Europe as well. The Federal Reserve Board's aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the U.S. economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth in the U.S., as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth in the U.S. later this year, and in Europe soon thereafter. Japan's economy remains mired in recession, however, despite the recent election of a reform-minded prime minister.

In our view, the implications of this economic scenario may be positive for certain sectors of the international stock markets, especially for global companies that rely on exports to the United States. A stronger global economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies that were severely punished during the recent downturn.

Of course, our economic perspectives may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

Sandor Cseh, Senior Portfolio Manager

How did Dreyfus Variable Investment Fund, International Value Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2001, the portfolio produced total returns of -6.61% for its Initial shares and -6.54% for its Service shares.(1) This compares with a -14.87% total return for the portfolio's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, for the same period.(2)

We attribute the portfolio's performance relative to its benchmark to the value style of investing's return to favor among investors. The portfolio's absolute performance was helped by the management team's successful country and industry group allocations, as well as its stock selection strategy.

What is the portfolio's investment approach?

We invest in an internationally diversified portfolio of value stocks that we believe are selling at attractive prices relative to their intrinsic worth based on historical measures. These measures typically include price-to-earnings, price-to-book-value and price-to-cash-flow ratios. Discrepancies from historical norms are often the result of short-term factors that affect market perceptions. Should a stock fall out of general market favor, creating what we perceive to be a buying opportunity, we typically would look to purchase the security at the depressed price, hoping to profit if and when perceptions change and the stock reverts to a historical norm.

When putting the value approach to work, we employ a two-step process. First, we decide how much to invest in each of the countries represented on the MSCI EAFE Index. We make a base-line determination by the size of a country's gross domestic product and the capitalization of its stock market compared to the world as a whole. We can invest more or less than this proportion, based on our outlook for a The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

country's economy and the specific number of value opportunities that we see in a particular country's market.

Second, we select individual securities using a process that blends quantitative and qualitative analysis. Typically, after approximately 80%-90% of purchase candidates are eliminated, analysts perform extensive fundamental research and, when they deem appropriate, conduct on-site visits to determine which securities we will look to buy for the portfolio. Stocks in the portfolio are typically sold when they reach a price at which we no longer consider them to hold attractive value, or when our analysts determine that changes in market perceptions that we had anticipated probably will not occur.

What other factors influenced the portfolio's performance?

The most significant factor influencing the portfolio's performance during the reporting period was the performance of global value stocks relative to global growth stocks. Value investments held up better, even amid negative investor sentiment related to the global economic slowdown and decreased corporate earnings -- two factors that generally led to lower stock prices.

Our disciplined investment approach helped us avoid the steep declines experienced within the technology and telecommunications sectors during the past six months. That's because most stocks in these industry groups did not meet our value criteria. Stocks in these two sectors were among the weakest in the global markets, primarily due to a pessimistic outlook for the global economy and a steep reduction in capital spending.

European stock markets declined through much of the reporting period. Investors grew concerned that Europe would not be immune to the economic weakness that has continued to affect Japan and the United States. We responded to these concerns by limiting investments in Finland and Sweden, two markets that experienced declines because of their heavy emphasis on the telecommunications sector. We remain cautious as to the likelihood of Japanese economic recovery. However, several of the portfolio's top performing stocks were Japanese, including CANON and Honda Motor -- both exporters benefiting from weakness in the yen. A cheaper yen made these exporters' products lower in U.S. dollar terms.

What is the portfolio's current strategy?

We have made some small adjustments to our country allocations but remain reasonably close to those in the portfolio's benchmark. In response to the relative economic strengths and weaknesses of the world's major markets, we have slightly reduced our investments in Japan, while modestly increasing our exposure to the United Kingdom. We have continued to limit our emerging market investments and have chosen to concentrate on more developed economies

In addition, we have sold many of the technology-oriented stocks that we purchased in the 2000 market slump, when their prices had fallen to what we considered very reasonable levels. As weak markets put pressure on bank and brokerage stocks, we also selectively reduced our exposure to the financial services sector. Finally, we have increased the portfolio's investments in consumer non-durables, such as foods, beverages and pharmaceuticals, as well as in the energy group.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)



COMMON STOCKS--97.9%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--2.6%

Goodman Fielder                                                                                  95,645                   57,323

National Australia Bank                                                                          20,449                  365,915

Santos                                                                                           66,400                  219,993

                                                                                                                         643,231

BELGIUM--1.2%

Dexia                                                                                            19,150                  304,681

Dexia (Strips)                                                                                   16,650  (a)                 141

                                                                                                                         304,822

BRAZIL--.9%

Petroleo Brasileiro, ADR                                                                          4,360                  101,980

Telecomunicacoes Brasileiras, ADS                                                                 2,680                  125,290

                                                                                                                         227,270

FINLAND--.7%

Kesko, Cl. B                                                                                     13,200                   94,249

Sampo, Cl. A                                                                                     10,000                   83,287

                                                                                                                         177,536

FRANCE--8.1%

Alstom                                                                                            6,770                  188,870

Assurances Generales de France                                                                    3,200                  178,494

BNP Paribas                                                                                       4,130                  360,455

Bongrain                                                                                          3,680                  143,094

Compagnie de Saint-Gobain                                                                         1,060                  144,440

Compagnie Generale des Etablissements Michelin, Cl. B                                             7,711                  244,648

Groupe Air France                                                                                 7,940                  128,080

Societe Generale, Cl. A                                                                           1,352                   80,292

TotalFinaElf, ADR                                                                                 5,598                  392,980

Usinor                                                                                           11,170                  117,498

                                                                                                                       1,978,851

GERMANY--8.6%

Bayer                                                                                             7,650                  298,763

Bayerische Hypo-und Vereinsbank                                                                   3,090                  151,371

Commerzbank                                                                                      11,680                  296,002

Deutsche Lufthansa                                                                               11,198                  178,734

Deutsche Post                                                                                    19,660                  312,128

E.On                                                                                              8,214                  428,184


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

MG Technologies                                                                                  11,360                  115,832

Merck                                                                                             3,460                  121,908

Volkswagen                                                                                        4,300                  201,519

                                                                                                                       2,104,441

GREECE--.9%

Hellenic Telecommunications Organization, ADR                                                    34,080                  218,453

HONG KONG--1.3%

Hongkong Electric                                                                                43,049                  165,575

Swire Pacific, Cl. A                                                                             28,000                  145,028

                                                                                                                         310,603

INDIA--.3%

Videsh Sanchar Nigam, ADR                                                                         6,450                   86,430

IRELAND--1.4%

Bank of Ireland                                                                                  35,998                  357,579

ITALY--5.5%

Banca Popolare di Bergamo-Credito Varesino                                                       11,450                  188,491

ENI                                                                                              31,025                  380,432

Finmeccanica                                                                                    295,090  (a)             270,574

San Paolo-IMI                                                                                    13,056                  169,239

Telecom Italia                                                                                   71,740                  343,030

                                                                                                                       1,351,766

JAPAN--21.0%

AIFUL                                                                                             2,350                  211,949

Aioi Insurance                                                                                   36,000                  119,774

CANON                                                                                            11,000                  444,462

Credit Saison                                                                                    20,000                  485,830

FUJI MACHINE MANUFACTURING                                                                        7,000                  128,232

HONDA MOTOR                                                                                       6,000                  263,599

KONAMI                                                                                            2,900                  132,288

LAWSON                                                                                            7,800                  287,650

MABUCHI MOTOR                                                                                     3,100                  317,617

MINEBEA                                                                                          31,000                  204,041

MURATA MANUFACTURING COMPANY                                                                      1,000                  66,461

Marubeni                                                                                        119,000  (a)             228,965

Matsumotokiyoshi                                                                                  8,100                  312,350

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

NIPPON TELEGRAPH AND TELEPHONE                                                                        7                   36,477

NISSAN MOTOR                                                                                     17,000                  117,345

Nippon Express                                                                                   71,000                  320,463

Nishimatsu Construction                                                                          31,000                  119,790

RINNAI                                                                                           14,500                  282,479

ROHM COMPANY                                                                                      1,100                  170,906

SANKYO COMPANY                                                                                   11,000                  198,421

SHOHKOH FUND & CO.                                                                                1,000                  163,386

77 Bank                                                                                          30,000                  169,560

Shin-Etsu Chemical                                                                                6,000                  220,307

Sumitomo Bakelite                                                                                 3,000                   22,873

TDK                                                                                               2,800                  130,421

                                                                                                                       5,155,646

MEXICO--.3%

Telefonos de Mexico, ADR                                                                          1,856                   65,127

NETHERLANDS--7.0%

ABN AMRO Holding                                                                                 20,058                  377,879

Akzo Nobel                                                                                        4,540                  192,723

Buhrmann                                                                                          8,832                   83,532

Fortis                                                                                           16,070                  391,839

Hunter Douglas                                                                                    8,558                  240,496

Koninklijke (Royal) Philips Electronics                                                           6,780                  179,195

Stork                                                                                            11,144                  122,050

Vedior                                                                                           15,683                  142,469

                                                                                                                       1,730,183

NORWAY--.4%

Statoil                                                                                          12,030                   89,067

PHILIPPINES--.3%

Manila Electric, Cl. B                                                                           63,700  (a)              67,436

PORTUGAL--1.5%

Electricidade de Portugal                                                                        60,800                  145,566

Portugal Telecom                                                                                 29,790                  208,404

Portugal Telecom (Bonus Rights)                                                                  29,790  (a)               4,047

                                                                                                                         358,017

SINGAPORE--2.2%

Creative Technology                                                                              13,730                  116,156


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SINGAPORE (CONTINUED)

DBS Group Holdings                                                                               52,000                  382,227

Oversea-Chinese Banking                                                                           8,000                   52,222

                                                                                                                         550,605

SOUTH KOREA--1.1%

Korea Electric Power, ADR                                                                        12,750                  121,125

Pohang Iron & Steel, ADR                                                                          7,500                  147,900

                                                                                                                         269,025

SPAIN--4.4%

Banco Popular Espanol                                                                             6,640                  232,767

Endesa                                                                                           27,710                  443,226

Repsol YPF, ADR                                                                                  24,860                  414,168

                                                                                                                       1,090,161

SWEDEN--1.5%

Autoliv                                                                                          13,490                  231,029

Investor, Cl. B                                                                                  10,610                  135,303

                                                                                                                         366,332

SWITZERLAND--6.7%

Barry Callebaut                                                                                   1,662                  196,215

Clariant                                                                                          8,490                  204,484

Givaudan                                                                                            560                  155,460

Novartis                                                                                          6,520                  236,190

Swisscom                                                                                            780                  185,911

UBS                                                                                               3,110                  445,968

Zurich Financial Services                                                                           620                  211,650

                                                                                                                       1,635,878

TAIWAN--.6%

Taiwan Semiconductor Manufacturing, ADR                                                           9,324  (a)             141,632

UNITED KINGDOM--19.4%

Allied Domecq                                                                                    46,500                  291,503

BAE SYSTEMS                                                                                      74,546                  358,991

BOC Group                                                                                        19,399                  285,334

Barclays                                                                                         11,339                  349,601

Bunzl                                                                                            62,009                  426,219

Diageo                                                                                           30,561                  337,135

Enterprise Oil                                                                                   33,300                  278,809

Morgan Crucible                                                                                  63,856                  288,997

                                                        The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Powergen                                                                                             40                      407

Rexam                                                                                            77,100                  336,941

Rio Tinto                                                                                        14,071                  251,146

Royal & Sun Alliance Insurance Group                                                             69,423                  525,290

Safeway                                                                                           1,014                    5,776

Scottish and Southern Energy                                                                     26,570                  251,772

Unilever                                                                                         53,420                  452,556

Wolseley                                                                                         41,529                  311,880

                                                                                                                       4,752,357
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $24,997,605)                                                              97.9%               24,032,448

CASH AND RECEIVABLES (NET)                                                                         2.1%                  512,961

NET ASSETS                                                                                       100.0%               24,545,409

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  24,997,605  24,032,448

Cash                                                                  1,342,999

Cash denominated in foreign currencies                      384,099     379,577

Dividends receivable                                                    113,737

Receivable for investment securities sold                                32,629

Prepaid expenses                                                          7,251

                                                                     25,908,641
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            15,191

Payable for shares of Beneficial Interest redeemed                    1,156,020

Payable for investment securities purchased                             170,707

Net unrealized depreciation on forward currency
   exchange contracts--Note 4(a)                                           183

Accrued expenses                                                        21,131

                                                                     1,363,232
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      24,545,409
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     26,413,936

Accumulated undistributed investment income--net                       366,741

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                (1,261,033)

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions--Note 4(b)        (974,235)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      24,545,409

NET ASSET VALUE PER SHARE

                                                Initial Shares  Service Shares
------------------------------------------------------------------------------

Net Assets ($)                                       24,013,575        531,834

Shares Outstanding                                    1,912,288         42,319
------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             12.56         12.57

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $50,976 foreign taxes witheld at source)        397,851

Interest                                                                21,123

TOTAL INCOME                                                           418,974

EXPENSES:

Investment advisory fee--Note 3(a)                                     130,175

Custodian fees                                                          34,095

Prospectus and shareholders' reports                                    17,774

Auditing fees                                                           16,469

Trustees' fees and expenses--Note 3(c)                                   1,084

Legal fees                                                                 377

Distribution fees--Note 3(b)                                               222

Registration fees                                                          210

Shareholder servicing costs--Note 3(b)                                     190

Loan commitment fees--Note 2                                               126

Miscellaneous                                                            6,358

TOTAL EXPENSES                                                         207,080

Less--waiver of fees due to undertaking--Note 3(a)                    (24,835)

NET EXPENSES                                                           182,245

INVESTMENT INCOME--NET                                                 236,729
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                     (984,601)

Net realized gain (loss) on forward currency exchange contracts       (51,542)

NET REALIZED GAIN (LOSS)                                           (1,036,143)

Net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                               (1,137,821)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (2,173,964)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (1,937,235)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            236,729              196,774

Net realized gain (loss) on investments        (1,036,143)           1,961,380

Net unrealized appreciation (depreciation)
   on investments                              (1,137,821)          (3,148,348)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (1,937,235)            (990,194)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net:

Initial shares                                         --             (104,507)

From net realized gain on investments:

Initial shares                                  (123,552)           (2,429,361)

Service shares                                      (501)                 --

In excess of net realized gain on investments:

Initial shares                                         --            (100,837)

TOTAL DIVIDENDS                                 (124,053)          (2,634,705)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 18,061,822           7,236,962

Service shares                                    838,975                 500

Dividends reinvested:

Initial shares                                    123,552           2,634,705

Service shares                                        501                 --

Cost of shares redeemed:

Initial shares                               (17,881,351)          (7,867,989)

Service shares                                  (302,499)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              841,000            2,004,178

TOTAL INCREASE (DECREASE) IN NET ASSETS       (1,220,288)          (1,620,721)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            25,765,697           27,386,418

END OF PERIOD                                  24,545,409           25,765,697

Undistributed investment income-net               366,741              130,012

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2001            Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     1,382,621             501,016

Shares issued for dividends reinvested              9,932             198,251

Shares redeemed                               (1,386,467)            (541,181)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       6,086              158,086
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                        65,358                   37

Shares issued for dividends reinvested                 40                   --

Shares redeemed                                  (23,116)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      42,282                   37

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                        Six Months Ended
                                           June 30, 2001                                 Year Ended December 31,
                                                                  --------------------------------------------------------------
INITIAL SHARES                                (Unaudited)         2000          1999          1998         1997       1996(a)
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             13.52         15.67         13.45         13.45        12.80         12.50

Investment Operations:

Investment income--net                               .12(b)        .11(b)        .13(b)        .14          .07           .08

Net realized and unrealized
   gain (loss) on investments                      (1.01)         (.74)         3.52          1.01         1.03           .34

Total from Investment Operations                    (.89)         (.63)         3.65          1.15         1.10           .42

Distributions:

Dividends from investment
   income--net                                        --          (.06)        (.13)          (.12)       (.07)         (.08)

Dividends from net realized gain
   on investments                                  (.07)         (1.40)       (1.30)         (1.03)       (.30)         (.04)

Dividends in excess of net
   realized gain on investments                       --         (.06)          --              --        (.08)          --

Total Distributions                                (.07)        (1.52)        (1.43)         (1.15)       (.45)         (.12)

Net asset value, end of period                     12.56        13.52         15.67          13.45       13.45         12.80
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  (6.61)(c)     (3.69)        27.82           8.74        8.71          3.41(c,d)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                      .69(c)        1.39          1.35           1.29        1.42         1.01(c)

Ratio of net investment income
   to average net assets                           .90(c)         .78           .90            .94         .74          .76(c)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                         .09(c)         --              --            --           --         .34(c)

Portfolio Turnover Rate                          30.70(c)       37.33         41.90          42.14        25.67       24.48(c)
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    24,014       25,765        27,386         20,680       19,016        8,027

(A)  FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON MAY 1, 1996
     (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio



FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2001           Period Ended
SERVICE SHARES                                 (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                13.52                13.52

Investment Operations:

Investment income-net                                 .21(b)               --

Net realized and unrealized gain (loss)
   on investments                                   (1.09)                 --

Total from Investment Operations                     (.88)                 --

Distributions:

Dividends from net realized gain on investments      (.07)                 --

Net asset value, end of period                      12.57                13.52
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                    (6.54)(c)              --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets               .69(c)               --

Ratio of net investment income
   to average net assets                             1.79(c)               --

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation      .46(c)                --

Portfolio Turnover Rate                             30.70(c)             37.33
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 532                    1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the International Value Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.


(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $3,081 during the period ended June 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1.40% of the value of the average daily net assets of their class. During the period ended June 30, 2001, Dreyfus waived receipt of fees of $24,835, pursuant to the undertaking.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2001, Service shares were charged $222 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $190 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 2001, amounted to $9,568,270 and $7,597,652, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at June 30, 2001:


                                                        Foreign                                                        Unrealized
Forward Currency                                       Currency                                                       Appreciation
    Exchange Contracts                                 Amounts            Cost ($)           Value ($)          (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

Hong Kong Dollars,
    expiring 7/3/2001                                   150,500             19,296               19,295                 (1)

Singapore Dollars,
    expiring 7/2/2001                                    10,000              5,483                5,484                   1

SALES:                                                                    Proceeds ($)

Swiss Francs,
    expiring 7/2/2001                                   282,000            156,885              157,042                (157)

Swedish Krona, expiring
    7/2/2001                                            113,800             10,452               10,478                 (26)

    TOTAL                                                                                                              (183)


(b) At June 30, 2001, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $965,340, consisting of $1,975,792 gross unrealized appreciation and $2,941,132 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                      For More Information

                        Dreyfus Variable Investment Fund,
                        International Value Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  152SA0601



================================================================================

Dreyfus Variable
Investment Fund,
Limited Term
High Income Portfolio

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            12   Statement of Financial Futures

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,
                                             Limited Term High Income Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Variable Investment Fund, Limited Term High Income Portfolio, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Gerald E. Thunelius, Director of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Variable Investment Fund, Limited Term High Income Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2001, the portfolio achieved a total return of 1.40% for Initial shares and 1.37% for Service shares with aggregate income dividends of $0.4770 and $0.4743 for Initial shares and Service shares, respectively.(1) This compares to a 3.38% total return for the portfolio's benchmark, the Merrill Lynch High Yield Master II Index, for the same period.(2) In addition, the Dreyfus Customized Limited Term High Yield Index produced a 10.07% return for the reporting period.(3) This blended index reflects the performance of shorter term high yield securities and is composed of four shorter term subindices of the Merrill Lynch High Yield Master II Index.

We attribute the high yield bond market's performance to the adverse effects of slowing economic growth, a rising number of bond defaults and relatively little market participation by institutional investors. The portfolio's weak relative performance is primarily the result of its focus on high yield bonds in the lower credit rating categories. Lower quality bonds have performed more poorly than higher quality bonds during the reporting period.

What is the portfolio's investment approach?

The portfolio seeks to maximize current income by investing in high yield fixed-income securities. The average effective maturity and average effective duration of the portfolio are limited to four years or less and three and one-half years, respectively.

We normally invest most of the portfolio's assets in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may be in the early stages of development or may have highly leveraged balance sheets. To compensate buyers for

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

taking greater risks, these companies must offer higher yields than those offered by more highly rated firms.

Our approach to selecting individual issues is based on careful credit analysis. We thoroughly analyze the business, management and financial strength of each of the companies whose bonds we buy, then project each issuer's ability to repay its debt.

What other factors influenced the portfolio's performance?

The reporting period was exceptionally difficult for bonds rated single-B and lower, where the portfolio's assets were concentrated. The high yield market's difficulty was partly the result of a weakening economy and a rising number of defaults. Some high yield bond issuers have been unable to meet their debt obligations in a very difficult business environment. This has been particularly true of technology and telecommunications companies, which comprise a large proportion of high yield bond issuers. In the wake of very steep stock market declines, businesses have curtailed their investments in capital equipment, including products designed to improve productivity and speed the electronic transfer of data, video and images. What's more, many of these cash-strapped companies have been unable to raise additional financing in the public or private markets.

However, poor business conditions were only one of the negative influences on the high yield bond market. In addition, since the near collapse of a leading hedge fund in 1998, institutional investors have reduced their high yield market activities. These investors apparently believed that other alternatives offered better opportunities with fewer risks. As a result, liquidity -- the ability to buy and sell securities quickly and easily -- has declined substantially, even among bonds with shorter maturities. Liquidity problems have proven most severe for lower rated bonds, making it difficult to sell them at reasonable prices.

What is the portfolio's current strategy?

Throughout  the  reporting  period, we have attempted to improve the portfolio's
credit    quality    whenever    possible,    focusing    on    bonds    with

single-A, triple-B and single-B ratings. We have found particularly attractive values among investment-grade bonds, which are generally rated triple-B and higher. We have also attempted to improve liquidity by investing in issues that meet certain minimum size requirements and by limiting the number of bonds from any single issuer. As of June 30, the portfolio's holdings are more broadly diversified across industry groups, individual issuers and credit ratings.

We believe investors have recently demonstrated a renewed appetite for higher quality high yield bonds, possibly signaling an end to the market's recent doldrums. Our intention is to allocate a portion of the portfolio's assets to investment-grade bonds to improve the portfolio's overall credit quality, which, because the portfolio is a "junk bond" portfolio, generally will remain below investment grade.(4) We believe that the portfolio could benefit from a higher credit quality allocation; however, there is no guarantee that this will occur.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

(3) SOURCE: BLOOMBERG L.P. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUBINDICES OF THE MERRILL LYNCH HIGH YIELD MASTER II INDEX. THESE SUBINDICES, BLENDED AND MARKET WEIGHTED, ARE (I) BB-RATED, 1-3 YEARS, (II) B-RATED, 1-3 YEARS, (III) BB-RATED, 3-5 YEARS, AND
(IV) B-RATED, 3-5 YEARS. UNLIKE THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B," THE PORTFOLIO CAN INVEST IN BONDS WITH CREDIT RATINGS LOWER THAN "B" AND AS LOW AS "D."

(4) WHILE THE FUND IS NOT REQUIRED TO MAINTAIN AN OVERALL CREDIT QUALITY, AT LEAST 65% OF ITS ASSETS MUST BE INVESTED IN FIXED-INCOME SECURITIES OF BB OR LOWER ("JUNK") CREDIT QUALITY.

                                                        The Portfolio



STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)

                                                                                              Principal
BONDS AND NOTES--90.2%                                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT AND AEROSPACE--10.1%

Airplane Pass-Through Trust,

  Pass-Through Ctfs., Ser. 1,

   Cl. D, 10.875%, 2019                                                                       2,963,100                2,281,587

American Pacific,

   Sr. Notes, 9.25%, 2005                                                                       513,000                  514,283

BE Aerospace,

   Sr. Sub. Notes, 8.875%, 2011                                                                 166,000  (a)             165,170

Midway Airlines,

  Gtd. Pass- Through Ctfs.,

   Ser. 1998-1, Cl. D, 8.86%, 2003                                                              619,448                  624,649

Northwest Airlines,

   Sr. Notes, 8.875%, 2006                                                                      278,000                  268,833

                                                                                                                       3,854,522

AUTOMOTIVE--3.2%

AM General,

   Sr. Notes, Ser. B, 12.875%, 2002                                                             456,000                  440,610

Aetna Industries,

   Sr. Notes, 11.875%, 2006                                                                   1,500,000                  536,250

Hayes Lemmerz International,

   Sr. Notes, 11.875%, 2006                                                                     248,000  (a)             241,800

                                                                                                                       1,218,660

CABLE TELEVISION--12.1%

Adelphia Communications:

   Sr. Discount Notes, 0%, 2003                                                               1,500,000                1,252,500

   Sr. Notes, 9.25%, 2002                                                                     1,000,000                1,007,500

   Sr. Notes, 10.25%, 2011                                                                       46,000                   45,540

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/11.75%, 2011                                                           310,000  (a,b)           181,350

   Sr. Notes, 9.625%, 2009                                                                      123,000  (a)             123,769

   Sr. Notes, 10.75%, 2009                                                                       59,000                   62,392

   Sr. Notes, 10%, 2011                                                                         145,000  (a)             147,900

Diamond Cable Communications,

   Sr. Notes, 11.75%, 2005                                                                    1,000,000                  685,000

Echostar DBS,

   Sr. Notes, 9.25%, 2006                                                                        55,000                   54,450

Pegasus Communications:

   Sr. Sub. Notes, Ser. B, 12.5%, 2005                                                           95,000                   95,000

   Sr. Sub. Notes, Ser. B, 12.5%, 2007                                                          945,000                  940,275

                                                                                                                       4,595,676


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER--4.7%

Coinmach,

   Sr. Notes, Ser. D, 11.75%, 2005                                                            1,740,000                1,792,200

ENTERTAINMENT--1.9%

American Skiing,

   Sr. Sub. Notes, Ser. B, 12%, 2006                                                          1,000,000                  720,000

FINANCIAL--3.8%

AmeriCredit,

   Sr. Notes, 9.25%, 2004                                                                     1,000,000                1,000,000

IOS Capital,

   Notes, 9.75%, 2004                                                                           288,000                  287,558

Steers-2001,

   Credit-Linked Structured Enhanced
   Returns Trusts, Ser. CPN-1, 7.251%, 2004                                                     140,000  (a,c)           140,210

                                                                                                                       1,427,768

FOOD AND BEVERAGES--4.3%

Chiquita Brands International,

   Sub. Deb., 9.125%, 2004                                                                       59,000  (d)              40,268

Pilgrims Pride,

   Sr. Sub. Notes, 10.875%, 2003                                                                500,000                  500,000

Sun World International,

   First Mortgage, Ser. B, 11.25%, 2004                                                       1,200,000                1,111,500

                                                                                                                       1,651,768

HEALTH CARE--.5%

Eye Care Centers of America,

  Floating Interest Rate Sub. Term

   Securities, 8.21%, 2008                                                                      500,000  (c)             202,500

INDUSTRIAL--10.2%

AAF-Mcquay,

   Sr. Notes, 8.875%, 2003                                                                      904,000                  899,480

Allied Waste N.A.,

   Gtd. Sr. Notes, Ser. B, 7.625%, 2006                                                         429,000                  426,319

Applied Extrusion Technology,

   Sr. Notes, Ser. B, 11.5%, 2002                                                               750,000                  754,687

Maxxam Group Holdings,

   Sr. Secured Notes, 12%, 2003                                                               1,694,000                1,448,370

Owens-Illinois,

   Sr. Notes,  7.85%, 2004                                                                      441,000                  355,005

                                                                                                                       3,883,861

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEDIA--.4%

Quebecor Media,

   Sr. Notes, 11.125%, 2011                                                                     150,000  (a)             150,375

METALS AND MINING--.5%

Bethlehem Steel,

   Sr. Notes, 10.375%, 2003                                                                     146,000                   44,530

Newmont Mining,

   Notes, 8.625%, 2011                                                                          132,000                  130,550

                                                                                                                         175,080

OIL AND GAS--2.1%

McDermott,

   Notes, 9.375%, 2002                                                                        1,000,000                  815,000

OPTICAL SUPPLIES--.6%

Bausch & Lomb,

   Notes, 6.75%, 2004                                                                           233,000                  223,184

PACKAGING--.3%

Riverwood International:

   Sr. Notes, 10.625%, 2007                                                                      59,000                   60,475

   Sr. Notes, 10.625%, 2007                                                                      60,000  (a)              61,500

                                                                                                                         121,975

REAL ESTATE--4.9%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                                            1,175,000                1,172,156

Meditrust,

   Medium-Term Notes, 7.77%, 2002                                                               730,000                  703,388

                                                                                                                       1,875,544

RETAIL--6.9%

Dillard's,

   Notes, 6.125%, 2003                                                                        1,030,000                  974,513

Southland,

   Deb., 5%, 2003                                                                             1,750,000                1,655,938

                                                                                                                       2,630,451

TECHNOLOGY--.4%

Metromedia Fiber Network:

   Sr. Notes, 10%, 2009                                                                         280,000                  107,800

   Sr. Notes, Ser. B, 10%, 2008                                                                  60,000                   23,100

                                                                                                                         130,900

TELECOMMUNICATION--4.4%

Crown Castle International,

   Sr. Notes, 9.375%, 2011                                                                      298,000  (a)             270,435


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION (CONTINUED)

Exodus Communications,

   Sr. Notes, 11.625%, 2010                                                                      55,000                   19,250

Global Crossing Holdings,

   Sr. Notes, 8.7%, 2007                                                                        169,000  (a)             129,285

Hermes Europe Railtel,

   Sr. Notes, 11.5%, 2007                                                                     2,000,000  (d)             330,000

MJD Communications,

   Floating Rate Notes, Ser. B, 8.418%, 2008                                                  1,000,000  (c)             651,220

TeleCorp PCS,

   Sr. Sub. Notes, 10.625%, 2010                                                                204,000                  192,780

U.S. Unwired,

   Sr. Sub. Discount Notes, Ser. B, 0/13.375%, 2009                                             120,000  (b)              59,250

                                                                                                                       1,652,220

TEXTILES--2.0%

Hosiery Corp. of America,

   Sr. Sub. Notes, 13.75%, 2002                                                               1,000,000                  250,000

Levi Strauss & Co.,

   Notes, 6.8%, 2003                                                                            437,000                  391,115

Sassco Fashions,

   Sr. Notes, 12.75%, 2004                                                                      500,000  (d)             132,500

                                                                                                                         773,615

TRANSPORTATION--5.7%

Eletson Holdings,

   First Pfd. Ship Mortgage, 9.25%, 2003                                                        900,000                  904,500

International Shipholding,

   Sr. Notes, 9%, 2003                                                                          240,000                  238,800

MTL,

  Floating Interest Rate Sub. Term Securities,

   Ser. B, 8.7%. 2006                                                                         2,000,000  (c)           1,010,000

                                                                                                                       2,153,300

U.S GOVERNMENT AGENCIES--.1%

Federal Home Loan Banks,

   Bonds, Ser. 217, 4.75%, 6/28/2004                                                             50,000                   49,625

U.S. GOVERNMENTS--2.7%

U.S. Treasury Bonds,

   5.375%, 2/15/2031                                                                            926,000                  878,107

U.S. Treasury Notes:

   4.625%, 5/15/2006                                                                            103,000                  101,616

   6.5%, 10/15/2006                                                                              51,000                   54,257

                                                                                                                       1,033,980

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES-ELECTRIC--1.0%

AES,

   Sr. Sub. Notes, 8.375%, 2007                                                                 147,000                  139,099

Mission Energy Holding,

   Sr. Secured Notes, 13.5%, 2008                                                               229,000  (a)             226,710

                                                                                                                         365,809

WIRELESS COMMUNICATIONS--7.4%

Alamosa Holdings,

   Sr. Discount Notes, 0/12.875%, 2010                                                          265,000  (b)             123,225

American Tower,

   Sr. Notes, 9.375%, 2009                                                                       60,000  (a)              56,250

Comunicacion Celular,

   Sr. Notes, 14.125%, 2005                                                                     500,000  (a)             456,250

Microcell Telecommunications,

   Sr. Discount Notes, Ser. B, 0/14%, 2006                                                    1,000,000  (b)             745,000

Nextel Communications:

   Sr. Notes, 9.375%, 2009                                                                       40,000                   31,800

   Sr. Notes, 9.5%, 2011                                                                        270,000                  212,288

Orion Network Systems,

   Sr. Discount Notes, 0/12.5%, 2007                                                          3,000,000  (b)           1,095,000

Tritel PCS,

   Sr. Sub. Notes, Ser. B, 10.375%, 2011                                                        121,000                  111,320

                                                                                                                       2,831,133

TOTAL BONDS AND NOTES

   (cost $44,323,039)                                                                                                 34,329,146
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--3.6%
------------------------------------------------------------------------------------------------------------------------------------

CONSTRUCTION--.9%

Kaiser Group Holdings,

   Cum., $3.85                                                                                   17,554                  351,080

OIL AND GAS--.5%

Exco Resources,

   Cum. Conv., $1.05                                                                             10,000                  191,000

PUBLISHING--2.2%

Newscorp Overseas, Ser. A,

   Cum., $2.15625                                                                                32,600                  813,370

TOTAL PREFERRED STOCKS

   (cost $1,345,247)                                                                                                   1,355,450


COMMON STOCKS--.1%                                                                               Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSTRUCTION;

Kaiser Group Holdings                                                                            21,148                  50,755
Kaiser Group Holdings (rights)                                                                   17,554  (e,g)              --

   (cost $63,444)                                                                                                         50,755
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--.7%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--.5%

Philip Morris Cos.,

   4.13%, 7/2/2001                                                                              180,000                  179,979

U.S. TREASURY BILLS--.2%

   3.258%, 7/12/2001                                                                              3,000  (f)               2,997

   3.765%, 7/19/2001                                                                             10,000  (f)               9,984

   3.783%, 7/26/2001                                                                             13,000  (f)              12,971

   3.6%, 8/30/2001                                                                               20,000  (f)              19,885

   3.463%, 9/13/2001                                                                             25,000  (f)              24,821

                                                                                                                          70,658

TOTAL SHORT-TERM INVESTMENTS

   (cost $250,625)                                                                                                       250,637
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $45,982,355)                                                              94.6%               35,985,988

CASH AND RECEIVABLES (NET)                                                                         5.4%                2,048,451

NET ASSETS                                                                                       100.0%              38,034,439(

(A)  SECURITIES EXEMPT FROM UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE
     SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY
     TO QUALIFIED BUYERS. AT JUNE 30, 2001, THESE SECURITIES AMOUNTED TO
     2,351,004 OR 6.2% OF NET ASSETS.

(B)  ZERO COUPON UNTIL SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(C)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(E)  THE RIGHTS ALLOW THE HOLDER TO PUT PREFERRED STOCK BACK TO THE COMPANY
     UNDER CERTAIN CONDITIONS.

(F)  HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

(G)  THE VALUATION OF THIS SECURITY HAS BEEN DETERMINED IN GOOD FAITH UNDER THE
     DIRECTION OF THE BOARD OF TRUSTEES.

                                                     Acquisition         Purchase
Issuer                                                      Date        Price ($)             Net Assets (%)          Valuation ($)
------------------------------------------------------------------------------------------------------------------------------------

Kaiser Group Holdings (rights)                         6/26/2001            .00                      .00                      0

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF FINANCIAL FUTURES

June 30, 2001 (Unaudited)

                                                                                                                     Unrealized
                                                                   Market Value                                     Appreciation/
                                                                   Covered by                                     (Depreciation)
                                            Contracts            Contracts ($)                 Expiration          at 6/30/01 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 30 Year Bonds                         5                  501,563             September 2001                 (1,250)

FINANCIAL FUTURES SHORT

U.S. Treasury 5 Year Notes                         12                1,240,125             September 2001                  4,531

U.S. Treasury 10 Year Notes                        32                3,296,500             September 2001                 34,453

                                                                                                                          37,734

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  45,982,355  35,985,988

Cash                                                                     11,139

Receivable for investment securities sold                             2,743,395

Interest receivable                                                     979,431

Receivable for futures variation margin--Note 4(a)                       15,574

Prepaid expenses                                                         10,761

                                                                     39,746,288
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            21,326

Payable for investment securities purchased                           1,467,971

Payable for shares of Beneficial Interest redeemed                      199,411

Accrued expenses                                                         23,141

                                                                      1,711,849
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       38,034,439
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      66,046,249

Accumulated distributions in excess of investment income--net         (727,349)

Accumulated net realized gain (loss) on investments
   and financial futures                                           (17,325,828)

Accumulated net unrealized appreciation (depreciation)
   on investments (including $37,734 net unrealized
   appreciation on financial futures)--Note 4(b)                    (9,958,633)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      38,034,439

NET ASSET VALUE PER SHARE

                                                Initial Shares  Service Shares
-------------------------------------------------------------------------------

Net Assets ($)                                        36,633,292      1,401,147

Shares Outstanding                                     4,519,199        172,944
-------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               8.11           8.10

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             2,171,467

Cash dividends                                                          35,147

TOTAL INCOME                                                         2,206,614

EXPENSES:

Investment advisory fee--Note 3(a)                                     126,297

Prospectus and shareholders' reports                                    20,772

Auditing fees                                                           15,508

Custodian fees--Note 3(b)                                                3,574

Trustees' fees and expenses--Note 3(c)                                   2,093

Distribution fees--Note 3(b)                                               645

Legal fees                                                                 584

Interest expense--Note 2                                                   403

Shareholder servicing costs--Note 3(b)                                     139

Miscellaneous                                                            2,168

TOTAL EXPENSES                                                         172,183

Less--waiver of fees due to
   undertaking--Note 3                                                    (882)

NET EXPENSES                                                           171,301

INVESTMENT INCOME--NET                                               2,035,313
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (7,073,259)

Net realized gain (loss) on financial futures                           16,886

NET REALIZED GAIN (LOSS)                                            (7,056,373)

Net unrealized appreciation (depreciation) on investments
   (including $37,734 net unrealized appreciation
   on financial futures)                                             5,573,330

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,483,043)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   552,270

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,035,313            5,699,651

Net realized gain (loss) on investments        (7,056,373)          (4,439,667)

Net unrealized appreciation (depreciation)
   on investments                               5,573,330           (5,254,924)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      552,270           (3,994,940)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                (2,127,110)          (5,868,341)

Service shares                                   (56,281)                 --

TOTAL DIVIDENDS                               (2,183,391)          (5,868,341)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  1,120,600           2,564,560

Service shares                                  2,007,260                 500

Dividends reinvested:

Initial shares                                  2,127,110            5,868,341

Service shares                                     56,281                  --

Cost of shares redeemed:

Initial shares                                (4,573,334)         (25,397,503)

Service shares                                  (602,201)                  --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              135,716          (16,964,102)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (1,495,405)         (26,827,383)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            39,529,844           66,357,227

END OF PERIOD                                  38,034,439           39,529,844

Undistributed (Distributions in
   excess of) investment income--net            (727,349)               50,572

                                                                  The Portfolio

(A)STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2001            Year Ended
                                              (Unaudited)  December 31, 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       130,623              256,167

Shares issued for dividends reinvested            259,709              628,480

Shares redeemed                                  (539,505)          (2,569,301)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (149,173)          (1,684,654)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       239,449                   59

Shares issued for dividends reinvested              6,913                   --

Shares redeemed                                   (73,477)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     172,885                   59

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share.Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                             Six Months Ended
                                                              June 30, 2001(e)                      Year Ended December 31,
                                                                                        --------------------------------------------
INITIAL SHARES                                                     (Unaudited)          2000        1999         1998     1997(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                     8.47          10.44       11.80       12.88        12.50

Investment Operations:

Investment income--net                                                    .45           1.15        1.21        1.14          .78

Net realized and unrealized gain (loss)
   on investments                                                        (.33)         (1.95)      (1.38)      (1.08)         .41

Total from Investment Operations                                          .12           (.80)       (.17)        .06         1.19

Distributions:

Dividends from investment income--net                                    (.48)         (1.17)      (1.19)      (1.14)        (.77)

Dividends from net realized gain
   on investments                                                          --             --         --          --          (.04)

Total Distributions                                                      (.48)         (1.17)      (1.19)      (1.14)        (.81)

Net asset value, end of period                                           8.11           8.47       10.44       11.80        12.88
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                         1.40(b)       (8.27)      (1.54)        .29        14.27(b
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average
   net assets                                                             .88(b)         .76         .73         .77         .89(b)

Ratio of interest expense to average
   net assets                                                             .00(b,c)       .23         .11         .32         .20(b)

Ratio of net investment income to average
   net assets                                                           10.48(b)       11.10       10.53       10.10       10.27(b)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                                 --            --         --          --           .05(b)

Portfolio Turnover Rate                                                 80.45(d)       15.29       52.08       50.18       37.98(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  36,633         39,529      66,357      83,418      31,454

(A)  FROM APRIL 30, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

(B)  ANNUALIZED.

(C)  AMOUNT REPRESENTS LESS THAN .01% PER SHARE.

(D)  NOT ANNUALIZED.

(E)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE
     FOR THE PERIOD ENDED JUNE 30, 2001 WAS TO DECREASE NET INVESTMENT INCOME
     PER SHARE BY $.02, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS PER SHARE BY $.02, AND DECREASE THE RATIO OF NET INVESTMENT
     INCOME TO AVERAGE NET ASSETS FROM 11.04% TO 10.48%. PER SHARE DATA AND
     RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


                                               Six Months Ended
                                               June 30, 2001(d)   Period Ended
SERVICE SHARES                                      (Unaudited)   December 31,
                                                                       2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       8.46           8.46

Investment Operations:

Investment income--net                                      .30             --

Net realized and unrealized gain (loss) on investments     (.18)            --

Total from Investment Operations                            .12             --

Distributions:

Dividends from investment income--net                      (.48)            --

Net asset value, end of period                             8.10           8.46
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                           1.37(b)          --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     .90(b)          --

Ratio of net investment income to average net assets      10.34(b)          --

Decrease reflected in above expense ratios due to
undertakings by The Dreyfus Corporation                     .23(b)          --

Portfolio Turnover Rate                                   80.45(c)      15.29
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     1,401            1

(A)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B)  ANNUALIZED.

(C)  NOT ANNUALIZED.

(D) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JUNE 30, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.01, AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 10.90% TO 10.34%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as an open-end management investment company, operating as a series company, currently offering twelve series, including the Limited Term High Income Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $709 during the period ended June 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the portfolio to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.


(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $10,252,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $454,000 of the carryover expires in fiscal 2006, $5,317,000 expires in fiscal 2007 and $4,481,000 expires in fiscal 2008.

NOTE 2--Bank Lines of Credit:

The portfolio may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 2001 was approximately $13,300, with a related weighted average annualized interest rate of 6.13%.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The Dreyfus Corporation has undertaken, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfo-
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

lio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed .90 of 1% of the value of the portfolio' s average daily net assets. During the period ended June 30, 2001, Dreyfus waived receipt of fees of $598, pursuant to the undertaking.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2001, Service shares were charged $645 under the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $22 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 2001, the portfolio was charged $3,574 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation.
Subject    to

the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2001, amounted to $29,403,830 and $30,880,049, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2001, are set forth in the Statement of Financial Futures.

(b) At June 30, 2001, accumulated net unrealized depreciation on investments and financial futures, was $9,958,633, consisting of $261,313 gross unrealized appreciation and $10,219,946 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

NOTE 5--Change in Accounting Principle

As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on debt securities on a scientific basis. Prior to January 1, 2001, the portfolio did not amortize premiums on debt securities and amortized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the portfolio, but resulted in a $629,843 reduction in accumulated undistributed investment income-net and a corresponding $629,843 increase in accumulated net unrealized appreciation (depreciation) , based on securities held by the portfolio on January 1, 2001.

The effect of this change for the period ended June 30, 2001 was to decrease net investment income by $110,009, decrease net unrealized appreciation (depreciation) by $101,867 and increase net realized gains (losses) by $211,876. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.


                      For More Information

                        Dreyfus Variable Investment Fund, Limited Term High Income Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-554-4611
or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  156SA0601